UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-23425
(Investment Company Act file number)

CIM Real Assets & Credit Fund
(Exact Name of Registrant as Specified in Charter)

4700 Wilshire Boulevard
Los Angeles, California 90010
(Address of Principal Executive Offices)

David Thompson
Chief Executive Officer
CIM Real Assets & Credit Fund
4700 Wilshire Boulevard
Los Angeles, California 90010
(Name and Address of Agent for Service)

Registrant’s Telephone Number, Including Area Code: (323) 860-4900

Copies to:

Rajib Chanda	Jacqueline Edwards
Simpson Thacher & Bartlett LLP	Simpson Thacher & Bartlett LLP
900 G Street, N.W.	425 Lexington Ave,
Washington, D.C. 20001	New York, New York 10017

Date of fiscal year end: September 30

Date of reporting period: September 30, 2025

Item 1. Reports to Stockholders.

CIM

CIM RACR

CIM Real Assets & Credit Fund

Now Leasing

2025 Annual Report

VALE

Table of Contents

Shareholder Letter	1
Portfolio Update	4
Consolidated Schedule of Investments	6
Consolidated Statement of Assets and Liabilities	19
Consolidated Statement of Operations	21
Consolidated Statement of Changes in Net Assets	22
Consolidated Statement of Cash Flows	24
Consolidated Financial Highlights
Class A	25
Class C	26
Class I	27
Class L	28
Consolidated Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	50
Additional Information	51
Board Approval of the Sub-Advisory Agreements	52
Trustees & Officers	53
Privacy Policy	56

Important Notice Regarding Electronic Delivery

You may elect to receive shareholder reports and other communications from the Fund electronically. If you already elected to receive shareholder reports electronically, you do not need to take any action. If you own shares of the Fund through a financial intermediary, you may contact your financial intermediary to elect to receive materials electronically.

You may elect to receive all future reports in paper, free of charge. If you own shares of the Fund through a financial intermediary, you may contact your financial intermediary to elect to receive paper copies of your shareholder reports. If you make such an election through your financial intermediary, your election to receive reports in paper may apply to all funds held through your financial intermediary.

This information is available free of charge by contacting us by mail at 4700 Wilshire Boulevard, Los Angeles, CA, 90010, by telephone at (866) 907-2653 or on our website at https://www.cimgroup.com/public-investment-programs/current-public-programs/racr.

Dear Shareholders,

We are pleased to provide you with the 2025 annual report for CIM Real Assets & Credit Fund (“we,” “us,” “our,” “CIM RACR,” or the “Fund”). CIM RACR is a continuously-offered, closed-end interval fund registered under the Investment Company Act of 1940, as amended.

The Fund primarily invests in credit (of both real assets and corporations) and real estate equity. Over the long-term, CIM RACR targets a portfolio of 30% real estate equity and 70% credit (both real estate and corporate credit).

We believe the Fund is well positioned–our credit investments are generating attractive income, and we believe there is an opportunity for capital appreciation as the commercial real estate market is in the early innings of a recovery.

A sharp rise in both short- and long-term interest rates that peaked in late 2023 impacted commercial real estate values. However, rates have since eased and the capital markets are currently pricing in further declining rates, which has historically created a much more favorable environment for commercial real estate values on a go-forward basis. In addition, commercial construction starts declined over 70% from recent highs in 2022 and are nearly 50% below the 10-year average. This favorable supply dynamic may set the stage for further rent growth which may result in increased cash flow and increased values1.

In anticipation of this expected real estate recovery, we took active steps late in 2024 to rebalance the portfolio to be in-line with our long-term target allocation. Real estate equity represented 33.4% of our portfolio as of September 30, 2025, up from 23.2% as of September 2024.

Attractive Distributions

In April 2025, our Board of Trustees declared monthly cash dividends representing an annualized distribution rate2 of 8.0% of net asset value per share (as of the close of business on March 27, 2025). A portion of RACR’s distribution may be tax deferred whereas income from bonds and credit funds are typically 100% ordinary income and taxed at the highest rate.

Performance

Since inception (May 4, 2020), RACR’s Class I Common Shares have generated an annualized return of 4.74%, as of October 31, 2025 and have outperformed widely followed income alternatives such as the Bloomberg US Aggregate Bond Index and The Markit iBoxx USD Liquid Investment Grade Index.3

RACR’s returns since inception have primarily been driven by interest income from our real estate debt and corporate credit investments.

Fund Overview

The Fund’s investment objective is to generate current income through cash distributions and preserve shareholders’ capital across various market cycles, with a secondary objective of capital appreciation. However, there can be no assurance that the Fund will achieve its investment objective.

The Fund seeks to provide shareholders with income and capital appreciation, with lower volatility and correlation to the broader equity markets and other widely used income alternatives. We believe our real asset equity allocation may reduce volatility and correlation, while creating the potential for appreciation as well as allowing for the Fund to generate income used to pay distributions. This real asset equity allocation may also create the potential for tax deferred distributions for shareholders. Real estate investments generate tax depreciation expenses. These tax depreciation expenses can be used to reduce the taxable income generated from credit investments, resulting in a lower current year taxable income.

The Fund’s innovative structure allows it to directly invest in real estate rather than private funds of other managers, and thus avoiding multiple layers of fees. To promote further alignment with other funds managed by affiliates of CIM Group, LLC (“CIM”) and OFS Capital

Management, LLC (the “OFS Sub- Adviser” or “OFS”), the Fund has obtained exemptive relief from the U.S. Securities and Exchange Commission (“SEC”) that allows it to co- invest alongside funds managed by affiliates of CIM and OFS, in accordance with the conditions specified in the exemptive relief. The Fund seeks to provide investors with exposure to proprietary transactions, alongside large, sophisticated institutions, that otherwise may not be available to retail investors and that may have high investment minimums.

About the Advisor

CIM Capital IC Management, LLC (the “Adviser”), registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), acts as the Fund’s investment adviser and is primarily responsible for determining the amount of the Fund’s total assets that are allocated to each of the Fund’s sub-advisers. The Adviser has engaged each of CIM Capital SA Management, LLC (the “CIM Sub-Adviser”) and the OFS Sub-Adviser, each a SEC-registered investment adviser, to act as an investment sub-adviser to the Fund. The CIM Sub-Adviser is responsible for identifying and sourcing investment opportunities with respect to investments in real assets held by the Fund. The OFS Sub-Adviser is responsible for identifying and sourcing credit and credit-related investment opportunities.

CIM is a vertically-integrated community-focused real estate and infrastructure owner, operator, lender and developer of real assets for its own account and on behalf of its partners and co-investors, seeking exposure to real assets and associated credit strategies, with a principal focus on metropolitan areas across the Americas and Europe. Since inception, CIM, on behalf of itself and over 200 institutional partners and co-investors, has operated over 300 discretionary real estate and real estate-related equity, debt and infrastructure holdings. As of June 30, 2025, CIM owns and operates approximately $30.1 billion of assets4 across its products and has deployed assets for its Principals, partners and co- investors, which include U.S. and Non-U.S. public and corporate pension funds, endowments, foundations, sovereign wealth funds and other institutional and private partners and co- investors since 2000. As of June 30, 2025, CIM had over 900 employees and more than 700 professionals and 9 corporate offices worldwide. CIM also maintains additional offices with distribution staff and JV partnerships.

OFS is a full- service provider of capital and levered financial solutions with $4.1 billion in assets under management as of September 30, 2025, with a focus on middle market lending, broadly syndicated loans, and structured credit. OFS serves as the investment adviser to business development companies, registered closed-end funds, and separately managed, proprietary and sub-advised accounts, as well as the collateral manager to various collateralized loan obligations.

Thank you for your investment in CIM RACR. If you have any questions, please contact the CIM Shareholder Relations team at 866.907.2653. We look forward to continuing our relationship in the years to come.

Sincerely,

Steve Altebrando

1st Vice President, Portfolio Oversight

David Thompson

Chief Executive Officer

1.	Construction Starts - Q1 2025. CoStar, accessed May 1, 2025.

2.	Based on current estimates, the Fund expects a portion of the distributions to be a return of capital.

3.	The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or repurchased, may be worth more or less than the original cost. The current performance may be lower or higher than performance data quoted. The indices shown are for informational purposes only and are not reflective of any investment. Investors cannot invest directly in an index, and unmanaged index returns do not reflect any fees, expenses or sales charges.

4.	“Assets Owned and Operated” represents the aggregate assets owned and operated by CIM on behalf of partners (including where CIM Group contributes alongside for its own account) and co-investors, whether or not CIM has discretion, in each case without duplication.

Forward-Looking Statements

Statements in this letter regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects, including statements relating management’s belief that CIM RACR will benefit from CIM Group’s combined real assets, credit and transaction experience and deal- sourcing capabilities; the composition of CIM RACR’s portfolio of real assets and corporate credit assets and the potential benefits to investors, which may not be realized; opportunities for individuals to invest alongside institutional partners, and whether those opportunities will align the interests among sponsors, partners and shareholders; and other factors may constitute forward-looking statements for purposes of the safe harbor protection under applicable securities laws. Forward-looking statements can be identified by terminology such as “anticipate,” “believe,” “could,” “could increase the likelihood,” “estimate,” “expect,” “intend,” “is planned,” “may,” “should,” “will,” “will enable,” “would be expected,” “look forward,” “may provide,” “would” or similar terms, variations of such terms or the negative of those terms. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, including rising inflation and interest rates, the risk of recession, the ongoing war between Russia and Ukraine, the escalated conflict in the Middle East, supply chain disruptions, resource shortages, significant market volatility on our business, our industry, and the global economy, and those risks, uncertainties and factors referred to in CIM RACR’s Prospectus filed with the SEC under the section “Risks” and other documents that may be filed by CIM RACR from time to time with the SEC. As a result of such risks, uncertainties and factors, actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. CIM RACR is providing the information in this letter as of this date and assumes no obligations to update the information included in this letter or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CIM Real Assets & Credit Fund	Portfolio Update
September 30, 2025 (Unaudited)

Performance as of September 30, 2025

				Annualized Since
CIM Real Assets & Credit Fund	1 Year	Annualized 3 Year	Annualized 5 Year	Inception May 5, 2020
CIM Real Assets & Credit Fund - A-NAV	8.62%	2.02%	4.43%	4.59%
CIM Real Assets & Credit Fund - A-Load	2.38%	0.03%	3.20%	3.45%
CIM Real Assets & Credit Fund - C-NAV	7.91%	1.33%	3.68%	3.84%
CIM Real Assets & Credit Fund - I-NAV	8.86%	2.28%	4.68%	4.84%
CIM Real Assets & Credit Fund - L-NAV	8.37%	1.79%	4.17%	4.33%
CIM Real Assets & Credit Fund - L-Load	3.78%	0.33%	3.26%	3.50%
Bloomberg US Aggregate Bond Index (a)	2.88%	4.93%	(0.45)%	(0.07)%
Bloomberg US Corporate High Yield Bond Index (b)	7.41%	11.09%	5.55%	7.11%
S&P UBS Leveraged Loan Index (c)	7.09%	9.71%	6.88%	8.13%
Markit iBoxx Liquid Investment Grade Index (d)	3.22%	7.42%	(0.08)%	0.87%

Comparison of the Change in Value of a $10,000 Investment

(a)	Bloomberg US Aggregate Bond Index is a broad based flagship benchmark that measures the investment grade, US dollar (“USD”)-denominated, fixed-rate taxable bond market. The index includes treasuries, government-related and corporate securities, fixed-rate agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

(b)	The Bloomberg US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the indices’ EM country definition, are excluded.

(c)	The S&P UBS Leveraged Loan Index is designed to mirror the investable universe of the USD-denominated leveraged loan market. New loans are added to the index on their effective date if they qualify according to the following criteria: (i) loans must be rated “5B” or lower; (ii) only fully-funded term loans are included; (iii) the tenor must be at least one year; and (iv) the issuers must be domiciled in developed countries (issuers from developing countries are excluded). Loans are removed from the index when they are upgraded to investment grade, or when they exit the market (for example, at maturity, refinancing or bankruptcy workout). Note that issuers remain in the index following default.

(d)	The Markit iBoxx USD Liquid Investment Grade Index is designed to reflect the performance of USD denominated investment grade corporate debt. The index rules aim to offer a broad coverage of the USD investment grade liquid bond universe. The index is market-value weighted with an issuer cap of 3%.

Index performance is shown for illustrative purposes only as (i) all indices referenced above are unmanaged, (ii) index performance does not reflect the expenses associated with active management of an actual portfolio, (iii) the composition of each of the indices differs significantly from that of the portfolio of the Fund and (iv) investors cannot invest directly in an index. The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or repurchased, may be worth more or less than the original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on any fund distributions or the sale of fund shares. The current performance may be lower or higher than performance data quoted. Please visit the Fund’s website at https://www.cimgroup.com/public-investment-programs/current-public-programs/ racr for performance data current to the most recent month-end.

CIM Real Assets & Credit Fund	Portfolio Update
September 30, 2025 (Unaudited)

Top Ten Long Holdings as of September 30, 2025

Sora Multifamily Residential Property	8.0%
IENTC 1, LLC	6.4%
127, 165 & 171 S. La Brea	5.3%
EPIC	4.8%
Del Mar Terrace - Phoenix, AZ	4.0%
Society Las Olas - PMG Greybook Riverfront I LLC	3.8%
Elevation CLO 2022-16, Ltd., Class E	3.5%
Extended Stay America Trust 2021-ESH, Class F	3.2%
WMRK Commercial Mortgage Trust 2022-WMRK, Class E	2.8%
101 N. & 145 S. La Brea	2.2%
44.0%

Portfolio Composition as of September 30, 2025

Collateralized Loan Obligations	33.33%
Direct Real Estate	32.94%
Commercial Mortgage-Backed Securities	21.62%
Bank Loans	15.18%
Real Estate-Related Loans	5.78%
Common Stock	6.55%
Short-Term Investments and Liabilities in Excess of Other Assets	(15.40)%
100.00%

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
September 30, 2025

Shares					Fair Value
	Common Stock - 6.55%
	Private - 6.55% (a),(c)
199	Avison Young Common Equity (e)				$—
288,507	Avison Young Preferred Equity (12.50% PIK) (l)				—
592,033	CGA Holdings, Inc., Class A (b),(e)				330,051
155,086	CGA Holdings, Inc., Class A Preferred (b)				163,190
213	IENTC 1, LLC (d),(e)				16,873,000
					17,366,241
	Real Estate Investment Trust - 0.00% (n)
1,584	Creative Media & Community Trust Corp. (f)				10,043

	Total Common Stock (Cost $7,651,404)				17,376,284

Principal			Coupon Rate	Maturity
Amount ($)		Spread	(%)	Date
	Bank Loans - 15.18%
	Commercial Services & Supplies - 0.47%
301,842	RideNow Group, Inc. Tenth Amendment Delayed Draw Term Loan (a),(b),(c), (g)	3M SOFR + CSA + 8.250%	12.820%	9/30/2027	285,542
1,000,186	RideNow Group, Inc. Tenth Amendment Term Loan (a),(b),(c),(g)	3M SOFR + CSA + 8.250%	12.820%	9/30/2027	946,175
					1,231,717
	Energy Equipment & Services - 1.03%
2,904,080	Exponential Power, Inc., Term Loan (a),(b),(c),(g)	3M SOFR + CSA + 7.750% (6.75% Cash, 1.00% PIK)	12.311%	5/12/2026	2,738,547

	Food & Beverage - 0.28%
578,231	BCPE North Star US Holdco 2, Inc. 2L Term Loan (a),(c),(g)	1M SOFR + CSA + 7.250%	11.688%	6/8/2029	569,318
69,825	Naked Juice LLC Second Out Term Loan (c),(g)	3M SOFR + CSA + 3.250%	7.646%	1/24/2029	52,892
280,000	Naked Juice LLC Third Out Term Loan (First Lien) (c),(g),(l)	3M SOFR + CSA + 6.000% (5.00% PIK, 1.00% Cash)	—%	1/24/2030	117,134
					739,344
	Health Care Equipment & Supplies - 0.83%
163,043	Kreg LLC, Revolver (a),(b),(c),(g),(h)	3M SOFR + CSA + 6.250%	10.625%	12/20/2026	157,336
2,124,258	Kreg LLC, Term Loan (a),(b),(c),(g)	3M SOFR + CSA + 6.750% (6.25% Cash, 0.50% PIK)	11.196%	12/20/2026	2,049,909
					2,207,245
	Health Care Providers & Services - 7.95%
580,645	Boca Home Care Holdings Revolver (a),(b),(c),(g),(h)	3M SOFR + CSA + 6.500%	11.072%	2/25/2027	580,645
4,122,581	Boca Home Care Holdings, Inc Delayed Draw Term Loan (a),(b),(c),(g)	3M SOFR + CSA + 6.500%	11.030%	2/25/2027	4,122,581
285,714	CVAUSA Management, LLC, Revolver (a),(b),(c),(g),(h)	3M SOFR + 5.250%	0.500%	5/22/2028	285,714
3,659,707	CVAUSA Management, LLC, Term Loan (a),(b),(c),(g)	1M SOFR + 5.250%	9.463%	5/22/2029	3,696,305
698,500	Honor HN Buyer, Inc. Delayed Draw Term Loan 1 (a),(b),(c),(g)	3M SOFR + CSA + 5.750%	10.196%	10/15/2027	698,500
777,193	Honor HN Buyer, Inc. Delayed Draw Term Loan 2 (a),(b),(c),(g)	3M SOFR + CSA + 5.750%	10.196%	10/15/2027	777,193
132,013	Honor HN Buyer, Inc. Revolver (a),(b),(c),(g),(h)	Prime + 4.750%	12.000%	10/15/2027	132,013
1,104,480	Honor HN Buyer, Inc. Term Loan (a),(b),(c),(g)	3M SOFR + CSA + 5.750%	10.196%	10/15/2027	1,104,480
1,026,443	MedMark Services, Inc., Delayed Draw Term Loan (a),(c),(g),(l)	3M SOFR + CSA + 8.500%	—%	6/11/2028	775,991
378,788	MedMark Services, Inc., Second Lien Term Loan (a),(c),(g),(l)	3M SOFR + CSA + 8.500%	—%	6/11/2028	286,364
246,191	MEDRINA, LLC Delayed Draw Term Loan (a),(b),(c),(g)	6M SOFR + 6.000%	10.224%	10/20/2029	246,191
212,766	MEDRINA, LLC Revolver (a),(b),(c),(g),(h)	3M SOFR + 6.000%	0.500%	10/20/2029	212,766
1,463,298	MEDRINA, LLC Term Loan (a),(b),(c),(g)	6M SOFR + 6.000%	10.125%	10/20/2029	1,463,298
333,333	One GI Intermediate LLC, Revolver Upsize (a),(b),(c),(g)	1M SOFR + CSA + 6.750%	11.040%	12/22/2025	312,667
1,684,375	One GI Intermediate LLC, Tranche B Delayed Draw Term Loan (a),(b),(c),(g)	1M SOFR + CSA + 6.750%	11.174%	12/22/2025	1,579,944
887,792	One GI Intermediate LLC, Tranche C Delayed Draw Term Loan (a),(b),(c),(g)	1M SOFR + CSA + 6.750%	11.174%	12/22/2025	832,749
3,972,558	Spectrum Vision Holdings, LLC, Fifteenth Amendment Term Loan (a),(b),(c),(g)	3M SOFR + CSA + 6.500%	11.054%	11/17/2025	3,972,557
					21,079,958
	Professional Services - 2.47%
3,737,415	24 Seven, Inc., Term Loan (a),(b),(c),(g)	1M SOFR + CSA + 7.125%	11.360%	11/16/2027	3,737,415
329,292	24 Seven Holdco, LLC 2023 Incremental Term Loan (a),(b),(c),(g)	1M SOFR + CSA + 7.125%	11.360%	11/16/2027	329,292
2,431,250	AIDC Intermediate Co. 2, LLC, Term Loan (a),(b),(c),(g)	1M SOFR + 5.500%	9.824%	7/22/2027	2,431,250
56,867	AIDC Intermediate Co. 2, Incremental Term Loan (a),(b),(c),(g)	1M SOFR + 5.500%	9.824%	7/22/2027	56,867
					6,554,824

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
September 30, 2025 (Continued)

Principal			Coupon Rate	Maturity
Amount ($)		Spread	(%)	Date	Fair Value
	Bank Loans - 15.18% (Continued)
	Real Estate Related Services - 0.08%
276,409	Avison Young Canada, Inc., 2nd PIK Term Loan (a),(c),(g)	3M SOFR + CSA + 8.000% (6.50% PIK, 1.50% Cash)	12.436%	3/12/2029	$214,695
84,383	Avison Young Canada, Inc., 3rd PIK Lien Term Loan (a),(c),(g),(l)	3M SOFR + CSA + 8.000% (6.50% PIK, 1.50% Cash)	—%	3/12/2029	2,843
					217,538
	Software - 2.07%
3,408,469	EOS-Metasource Intermediate, Inc., Term Loan (a),(b),(c),(g)	3M SOFR + CSA + 6.750% (6.25% Cash, 0.50% PIK)	11.307%	5/17/2027	3,261,905
147,059	Shiftkey, Revolver (a),(b),(c),(g),(h)	3M SOFR + 5.750%	0.500%	6/21/2027	140,147
2,168,229	Shiftkey, Term Loan (a),(b),(c),(g)	3M SOFR + CSA + 6.250% (5.75% Cash, 0.50% PIK)	10.807%	6/21/2027	2,066,322
					5,468,374

	Total Bank Loans (Cost $41,412,126)				40,237,547

	Collateralized Loan Obligations - Debt - 21.78% (c),(g)
1,000,000	Allegro CLO Ltd., 2020-1A, Class ER	3M SOFR + 7.400%	11.725%	7/21/2037	1,003,451
3,000,000	Atlas Senior Loan Fund Ltd., 2022-20A, Class ER	3M SOFR + 8.100%	12.425%	10/19/2037	3,049,736
2,000,000	Atlas Senior Loan Fund Ltd., 2024-23A, Class E	3M SOFR + 7.130%	11.455%	7/20/2037	2,019,424
2,450,000	Bardin Hill CLO Ltd., 2021 2A, Class E	3M SOFR + 7.960%	12.280%	10/25/2034	2,459,432
1,000,000	Barings Middle Market CLO, Ltd. 2021-I, Class D	3M SOFR + CSA + 8.650%	13.237%	7/20/2033	1,016,680
2,000,000	Birch Grove CLO Ltd., 2019A, Class ERR	3M SOFR + 6.940%	11.262%	7/17/2037	1,980,000
1,003,974	Brightwood Capital MM CLO Ltd., 2023-1A, Class E (b)	3M SOFR + 10.360%	14.678%	10/15/2035	1,024,348
2,500,000	BRTPT 2023-1A ER	3M SOFR + 7.100%	11.414%	7/26/2038	2,543,903
4,250,000	Carlyle Global Market Strategies, 2022-4A, Class ER	3M SOFR + 6.750%	11.068%	7/25/2036	4,350,878
2,000,000	Carlyle Global Market Strategies 2022-6A, Class ER	3M SOFR + 7.900%	12.218%	10/25/2036	2,007,683
5,285,000	CFIP CLO Ltd., 2017-1A, Class ER	3M SOFR + CSA + 7.300%	11.891%	10/18/2034	5,273,158
9,100,000	Elevation CLO Ltd., 2022-16, Class E	3M SOFR + 8.300%	12.618%	7/25/2034	9,129,479
500,000	Flatiron CLO Ltd., 2020-1A, Class ER	3M SOFR + 6.400%	10.604%	5/20/2036	501,827
3,000,000	Gallatin Funding Ltd 2024-1A, Class E	3M SOFR + 8.000%	12.325%	10/20/2037	3,094,934
2,000,000	Harvest US CLO Ltd 2024-2A, Class E	3M SOFR + 6.900%	11.218%	10/15/2037	2,039,065
1,250,000	LCM Ltd Partnership, 31A, Class ER	3M SOFR + 7.250%	11.575%	7/20/2034	1,193,237
5,500,000	LCM Ltd. Partnership 38A, Class E	3M SOFR + 7.730%	12.048%	10/15/2036	5,423,457
1,600,000	MCF CLO VII LLC	3M SOFR + 7.000%	11.280%	7/20/2037	1,622,283
2,250,000	Northwoods Capital Ltd. 2021-25A, Class E	3M SOFR + CSA + 7.140%	11.727%	7/20/2034	2,260,173
2,000,000	PPM CLO Ltd. ,2022-6AR, Class ER	3M SOFR + 8.960%	13.285%	1/20/2037	2,021,240
2,000,000	Saratoga Investment Corp. CLO Ltd., 2013-1, Class F1R3	3M SOFR + CSA + 10.000%	14.587%	4/20/2033	1,261,765
3,000,000	Venture CDO, Ltd., 2022-45A, Class E (b)	3M SOFR + 7.700%	12.025%	7/20/2035	2,446,978
	Total Collateralized Loan Obligations - Debt (Cost $57,771,846)				57,723,131

	Collateralized Loan Obligations - Equity - 9.47% (a),(b),(c),(i)
4,681,654	Allegro CLO Ltd., 2022-1A, Class SUB		20.953%	4/20/2038	2,898,051
3,329,823	Allegro CLO Ltd., 2025-2A, Class SUB		14.546%	7/25/2038	2,684,583
2,980,000	Apex Credit CLO LLC 2021-1A, Class SUB		14.086%	7/18/2034	1,498,302
3,000,000	Atlas Senior Loan Fund Ltd., 2021-17A, Class SUB		15.200%	10/20/2034	1,511,163
2,585,233	Brightwood Capital MM CLO Ltd., 2023-1A, Class Sub1		14.100%	10/15/2035	2,044,886
5,500,000	Dryden Senior Loan Fund 2022-98A, Class SUB		7.269%	4/20/2035	2,670,069
3,750,000	Elevation CLO Ltd., 2018-3A, Class SUB		0.260%	1/25/2035	1,058,367
4,396,000	Empower CLO Ltd., 2024-1A Class SUB		10.151%	4/25/2037	2,363,654
7,650,000	Empower CLO Ltd., 2024-2A, Class SUB		10.977%	7/15/2037	4,957,835
250,000	LCM Ltd. Partnership 2031A, Class INC		4.857%	7/20/2034	72,658
2,750,000	Marble Point CLO XXI, Ltd., 2021-3A, Class INC		1.432%	10/17/2034	919,144
6,339,779	Steele Creek CLO Ltd., 2022-1, Class SUB		9.348%	4/15/2038	2,226,302
2,300,000	Trinitas CLO Ltd., 2018-8A, Class SUB (q)		—%	7/20/2117	208,739
	Total Collateralized Loan Obligations - Equity (Cost $35,314,228)				25,113,753

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
September 30, 2025 (Continued)

Principal			Coupon Rate	Maturity
Amount ($)		Spread	(%)	Date	Fair Value
	Commercial Mortgage-Backed Securities - 21.62% (c)
3,000,000	Atrium Hotel Portfolio Trust Class D (m)		7.935%	10/10/2039	$3,049,432
958,285	BX 2025-BCAT, Class D (g),(m)	1M SOFR + 2.650%	6.800%	8/15/2042	959,560
3,860,000	BX 2025-OMG, Class F (g),(p)	1M SOFR + 3.600%	—%	10/15/2042	3,860,000
3,000,000	BXSC Commercial Mortgage Trust 2022-WSS, Class F (g),(m)	1M SOFR + 5.329%	9.480%	3/15/2035	3,000,589
4,181,539	Campus Drive Secured Lease-Backed Pass-Though Trust, Series C (a)		6.912%	6/15/2058	2,677,544
4,500,000	CXP Trust 2022-CXP1, Class E (a),(l)		—%	12/15/2038	293,850
1,500,000	CXP Trust 2022-CXP1, Class F (a),(l)		—%	12/15/2038	—
1,000,000	DK 2025-LXP, Class D (g),(m)	1M SOFR + 2.891%	7.206%	8/15/2037	999,268
8,324,104	Extended Stay America Trust 2021-ESH, Class F (g),(m)	1M SOFR + CSA + 3.700%	7.964%	7/15/2038	8,329,106
1,000,000	Extended Stay America Trust 2025-ESH, Class F (g),(p)	1M SOFR + 4.100%	—%	10/15/2042	1,000,000
2,500,000	HTL Commercial Mortgage Trust 2024-T53, Class D (m)		8.471%	5/10/2039	2,567,935
2,891,609	La Quinta Mortgage Trust 2023-LAQ, Class D (g),(m)	1M SOFR + 4.188%	8.339%	3/15/2036	2,897,851
3,000,000	MCR Mortgage Trust 2024-HF1, Class E (g),(m)	1M SOFR + 4.190%	8.340%	12/15/2041	3,007,069
3,710,000	One New York Plaza Trust 2020-1NYP, Class B (g),(m)	1M SOFR + 1.500%	5.978%	1/15/2036	3,631,009
1,811,000	TWO VA Repack Trust B2, Class B2 (a),(e),(j)		—%	11/15/2033	824,445
158,980	VA Gilbert AZ Subordinated Note Lease-Backed Pass -Through Trust (a)		12.997%	3/15/2034	187,016
3,500,000	VTR Commercial Mortgage Trust 2025-STEM, Class C (p)		6.057%	10/15/2039	3,500,000
4,010,000	Wells Fargo Commercial Mortgage Trust 2021-FCMT, Class D (g),(m)	1M SOFR + CSA + 3.500%	7.978%	5/15/2031	4,029,589
1,000,000	Wells Fargo Commercial Mortgage Trust 2021-FCMT, Class F (g),(m)	1M SOFR + CSA + 5.900%	10.378%	5/15/2031	974,223
7,500,000	WMRK Commercial Mortgage Trust 2022-WMRK, Class E (g),(m)	1M SOFR + 5.676%	9.826%	11/15/2035	7,533,728
4,000,000	WCORE Commercial Mortgage Trust 2024-CORE, Class E (g),(m)	1M SOFR + 3.939%	8.089%	11/15/2041	3,993,326
	Total Commercial Mortgage-Backed Securities (Cost $63,191,885)				57,315,540

Cost Basis ($)
	Direct Real Estate - 32.94% (a),(o)
6,038,003	1902 Park Avenue (d)				5,864,817
5,107,443	3816-3822 W Jefferson Blvd				3,826,882
4,590,582	4707 W Jefferson Blvd				3,315,050
5,058,174	4901 W Jefferson Blvd				4,853,937
21,757,138	Del Mar Terrace (d)				10,583,295
13,701,343	EPIC (d)				12,723,951
11,380,384	127, 165 & 171 S. La Brea				14,154,541
4,620,782	101 N. & 145 S. La Brea				5,900,166
31,247,664	Sora				21,223,220
5,151,761	Vale at the Parks (d)				4,860,530
	Total Direct Real Estate (Cost $108,653,274)				87,306,389

Principal
Amount ($)
	Loan Accumulation Facility -2.08%
5,500,000	Apex Credit CLO 2025-I Subordinated - First Loss (a),(b),(c)		15.500%	10/21/2026	5,500,000
	Loan Accumulation Facilities (Cost $5,500,000)

	Real Estate-Related Loans - 5.78% (a),(c),(d),(g)
10,181,371	Society Las Olas - PMG Greybook Riverfront I LLC	1M SOFR + 1.470%	5.693%	10/7/2025	10,177,075
5,151,984	Society Las Olas 301 - S 1st Avenue Holdings LLC	1M SOFR + 6.823%	11.046%	10/7/2025	5,149,810
	Total Real Estate-Related Loans (Cost $15,333,171)				15,326,885

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
September 30, 2025 (Continued)

Shares		Expiration Date	Strike Price	Fair Value
	Warrant — 0.00% (n)
	Commercial Services & Supplies - 0.00% (n)
7,576	RideNow Group, Inc. (a),(b),(e)	8/14/2028	$33.00	$11,963
	Total Warrant (Cost $83,469)

	Short-Term Investments - 2.22%
	Money Market Funds - 2.22%
5,289,648	First American Treasury Obligations Fund, Class Z, 3.97% (k)			5,289,648
592,757	Fidelity Treasury Portfolio, Class I, 4.00% (k)			592,757
	Total Short-Term Investments (Cost $5,882,405)			5,882,405

	Total Investments - 117.62% (Cost $340,793,808)			$311,793,897
	Liabilities in Excess of Other Assets - (17.62%)			(46,708,040)
	Net Assets 100.00%			$265,085,857

(a)	Fair value of this security was determined using significant, unobservable inputs and was determined in accordance with Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”), and as such, is categorized as Level 3 on the Fair Value Hierarchy.

(b)	A co-investment with an affiliate, completed under an order for exemptive relief granted by the U.S. Securities and Exchange Commission (“SEC”) on August 4, 2020, that is advised by the OFS Adviser.

(c)	These investments are generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act of 1933, as amended.

(d)	A co-investment with an affiliate, completed under an order for exemptive relief granted by the SEC on August 4, 2020, that is advised by the CIM Sub-Adviser.

(e)	Non-income producing security.

(f)	Investment in affiliate.

(g)	Variable or floating rate security. The rate in effect as of September 30, 2025 is based on the reference rate plus the displayed spread as of the security’s last reset date.

(h)	This Investment or portion thereof was not funded as of September 30, 2025. The Fund had $1,189,242 at par value in unfunded commitments as of September 30, 2025.

(i)	Collateralized loan obligation (“CLO”) subordinated notes are residual positions in the CLO vehicle. CLO subordinated notes are entitled to distributions that are generally equal to the residual cash flows of the underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the amount and timing of these distributions in addition to the estimated amount of terminal distribution. Effective yields for the CLO equity positions are updated generally once a quarter in connection with a transaction, such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Estimated yields are periodically adjusted based on information reported by the CLO as of the date of determination.

(j)	Zero coupon bond.

(k)	Rate disclosed is the seven day effective yield as of September 30, 2025.

(l)	Investment was on non-accrual status as of September 30, 2025. Interest payments subsequently received on non-accrual investments, if any, will be recognized as income when received or applied to cost depending upon management’s judgment.

(m)	All or a portion of the security is pledged as collateral for open reverse repurchase agreements. See Note 7.

(n)	Percentage rounds to less than 0.01%.

(o)	The Fund’s direct real estate investments are income-producing. However, such income is not reflected in Total Investment Income on the Fund’s Consolidated Statement of Operations as such investments are reflected on the Company’s Consolidated Statement of Assets and Liabilities at their net asset value, which includes income produced from the investment. As such, only changes in fair value of the investment’s net asset value are reflected in the Consolidated Statement of Operations through unrealized appreciation/depreciation on affiliated investments.

(p)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to settlement date, including spread.

(q)	As of September 30, 2025, the effective accretable yield has been estimated to be 0%, as the aggregate amount of projected distributions, including projected distributions related to liquidations of the underlying portfolio upon the security’s anticipated redemption, is equal to or less than current amortized cost. Projected distributions are monitored and re-evaluated quarterly. All actual distributions received will be recognized as reductions to amortized cost until such time, if and when occurring, a future aggregate amount of then-projected distributions exceeds the security’s then-current amortized cost, at which point the Company would resume recognizing income based on the updated effective accretable yield.

Abbreviations:

CSA - Security has a credit spread adjustment to account for the difference between London Interbank Offered Rate (“LIBOR”) and SOFR.

PIK - Payment-in-kind security for which interest is paid in cash or additional principal.

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
September 30, 2025 (Continued)

Reverse Repurchase Agreement

				Collateral Fair	Principal
Counterparty	Interest Rate	Trade Date	Maturity Date	Value	Amount	Value
JP Morgan	1M SOFR + 1.15%	9/11/2025	10/15/2025	$3,049,432	$2,595,000	$2,595,000
JP Morgan	1M SOFR + 1.15%	9/11/2025	10/15/2025	959,560	802,000	802,000
JP Morgan	1M SOFR + 1.40%	9/11/2025	10/15/2025	3,000,589	2,110,000	2,110,000
JP Morgan	1M SOFR + 1.10%	9/11/2025	10/15/2025	999,268	852,000	852,000
JP Morgan	1M SOFR + 1.35%	9/11/2025	10/15/2025	8,329,106	6,299,000	6,299,000
JP Morgan	1M SOFR + 1.15%	9/11/2025	10/15/2025	2,567,935	2,064,000	2,064,000
JP Morgan	1M SOFR + 1.15%	9/11/2025	10/15/2025	2,897,851	3,158,000	3,158,000
JP Morgan	1M SOFR + 1.35%	9/11/2025	10/15/2025	3,007,069	2,257,000	2,257,000
JP Morgan	1M SOFR + 1.05%	9/11/2025	10/15/2025	3,631,009	2,894,000	2,894,000
JP Morgan	1M SOFR + 1.30%	9/11/2025	10/15/2025	3,993,326	2,993,000	2,993,000
JP Morgan	1M SOFR + 1.10%	9/11/2025	10/15/2025	4,029,589	3,000,000	3,000,000
JP Morgan	1M SOFR + 1.35%	9/11/2025	10/15/2025	974,223	622,000	622,000
JP Morgan	1M SOFR + 1.25%	9/11/2025	10/15/2025	7,533,728	5,302,000	5,302,000

Total Reverse Repurchase Agreements						$34,948,000

Reference Rate:

1M SOFR - 1 Month SOFR as of September 30, 2025 was 4.12920%.

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
September 30, 2025

Restricted Securities

				Fair Value as a Percentage of
Issuer Description	Acquisition Date	Cost	Fair Value	Net Assets
24 Seven Holdco, LLC 2023 Incremental Term Loan	3/1/2023	$323,077	$329,292	0.12%
24 Seven, Inc., Term Loan	1/28/2022	3,720,681	3,737,415	1.41%
AIDC Intermediate Co. 2, Incremental Term Loan	7/31/2023	56,189	56,867	0.02%
AIDC Intermediate Co. 2, LLC, Term Loan	7/22/2022	2,411,336	2,431,250	0.92%
Allegro CLO Ltd., 2020-1A, Class ER	7/12/2024	1,000,000	1,003,451	0.38%
Allegro CLO Ltd., 2022-1A, Class SUB	4/29/2022	3,011,887	2,898,051	1.09%
Allegro CLO Ltd., 2025-2A, Class SUB	5/8/2025	2,604,612	2,684,583	1.01%
Apex Credit CLO 2025-I Subordinated - First Loss	9/9/2025	5,500,000	5,500,000	2.08%
Apex Credit CLO LLC 2021-1A, Class SUB	5/28/2021	1,982,799	1,498,302	0.57%
Atlas Senior Loan Fund Ltd., 2021-17A, Class SUB	9/20/2021	2,085,962	1,511,163	0.57%
Atlas Senior Loan Fund Ltd., 2022-20A, Class ER	9/25/2024	2,916,457	3,049,736	1.15%
Atlas Senior Loan Fund Ltd., 2024-23A, Class E	5/31/2024	1,960,382	2,019,424	0.76%
Atrium Hotel Portfolio Trust Class D	10/7/2024	3,000,000	3,049,432	1.15%
Avison Young Canada, Inc., 2nd PIK Term Loan	3/12/2024	276,409	214,695	0.08%
Avison Young Canada, Inc., 3rd PIK Lien Term Loan	3/12/2024	82,904	2,843	—%
Avison Young Common Equity	3/12/2024	212,208	—	—%
Avison Young Preferred Equity (12.50% PIK)	3/12/2024	213,549	—	—%
Bardin Hill CLO Ltd., 2021 2A, Class E	6/4/2024	2,450,000	2,459,432	0.93%
Barings Middle Market CLO, Ltd. 2021-I, Class D	6/30/2021	993,817	1,016,680	0.38%
BCPE North Star US Holdco 2, Inc. 2L Term Loan	2/2/2022	572,488	569,318	0.21%
Birch Grove CLO Ltd., 2019A, Class ERR	4/23/2024	1,983,783	1,980,000	0.75%
Boca Home Care Holdings Revolver	2/25/2022	574,839	580,645	0.22%
Boca Home Care Holdings, Inc Delayed Draw Term Loan	2/25/2022	4,099,304	4,122,581	1.56%
Brightwood Capital MM CLO Ltd., 2023-1A, Class Sub1	9/8/2023	2,369,455	2,044,886	0.77%
Brightwood Capital MM CLO Ltd., 2023-1A, Class E	9/8/2023	938,376	1,024,348	0.39%
BRTPT 2023-1A ER	7/18/2025	2,500,000	2,543,903	0.96%
BX 2025-BCAT, Class D	7/31/2025	958,285	959,560	0.36%
BX 2025-OMG, Class F	9/30/2025	3,860,000	3,860,000	1.46%
BXSC Commercial Mortgage Trust 2022-WSS, Class F	4/4/2024	2,985,920	3,000,589	1.13%
Campus Drive Secured Lease-Backed Pass-Though Trust, Series C	10/17/2022	3,568,286	2,677,544	1.01%
Carlyle Global Market Strategies 2022-6A, Class ER	10/10/2023	1,967,335	2,007,683	0.76%
Carlyle Global Market Strategies, 2022-4A, Class ER	7/12/2024	4,250,000	4,350,878	1.64%
CFIP CLO Ltd., 2017-1A, Class ER	4/8/2022	5,132,474	5,273,158	1.99%
CGA Holdings, Inc., Class A	2/25/2022	592,033	330,051	0.12%
CGA Holdings, Inc., Class A Preferred	3/3/2023	155,086	163,190	0.06%
CVAUSA Management, LLC, Revolver	5/22/2023	285,714	285,714	0.11%
CVAUSA Management, LLC, Term Loan	5/22/2023	3,628,635	3,696,305	1.39%
CXP Trust 2022-CXP1, Class E	9/2/2022	4,222,496	293,850	0.11%
CXP Trust 2022-CXP1, Class F	9/2/2022	1,388,519	—	—%
DK 2025-LXP, Class D	8/12/2025	997,513	999,268	0.38%
Dryden Senior Loan Fund 2022-98A, Class SUB	2/3/2022	4,034,276	2,670,069	1.01%
Elevation CLO Ltd., 2018-3A, Class SUB	12/6/2021	2,358,483	1,058,367	0.40%
Elevation CLO Ltd., 2022-16, Class E	6/2/2022	8,898,219	9,129,479	3.44%
Empower CLO Ltd., 2024-1A Class SUB	2/7/2024	3,381,346	2,363,654	0.89%
Empower CLO Ltd., 2024-2A, Class SUB	5/24/2024	6,504,652	4,957,835	1.87%
EOS-Metasource Intermediate, Inc., Term Loan	5/17/2022	3,395,110	3,261,905	1.23%
Exponential Power, Inc., Term Loan	5/17/2023	2,891,158	2,738,547	1.03%
Extended Stay America Trust 2021-ESH, Class F	9/30/2022	8,188,254	8,329,106	3.14%
Extended Stay America Trust 2025-ESH, Class F	9/26/2025	1,000,000	1,000,000	0.38%
Flatiron CLO Ltd., 2020-1A, Class ER	3/25/2024	500,000	501,827	0.19%
Gallatin Funding Ltd 2024-1A, Class E	10/24/2024	3,000,000	3,094,934	1.17%
Harvest US CLO Ltd 2024-2A, Class E	8/1/2024	2,000,000	2,039,065	0.77%

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
September 30, 2025 (Continued)

Restricted Securities

				Fair Value as a Percentage of
Issuer Description	Acquisition Date	Cost	Fair Value	Net Assets
Honor HN Buyer, Inc. Delayed Draw Term Loan 1	10/15/2021	$698,500	$698,500	0.26%
Honor HN Buyer, Inc. Delayed Draw Term Loan 2	3/31/2023	777,193	777,193	0.29%
Honor HN Buyer, Inc. Revolver	10/15/2021	132,013	132,013	0.05%
Honor HN Buyer, Inc. Term Loan	10/15/2021	1,095,999	1,104,480	0.42%
HTL Commercial Mortgage Trust 2024-T53, Class D	4/3/2024	2,500,000	2,567,935	0.97%
IENTC 1, LLC	3/31/2022	3,773,812	16,873,000	6.37%
Kreg LLC, Revolver	12/20/2021	163,043	157,336	0.06%
Kreg LLC, Term Loan	12/20/2021	2,119,619	2,049,909	0.77%
La Quinta Mortgage Trust 2023-LAQ, Class D	3/3/2023	2,887,722	2,897,851	1.09%
LCM Ltd Partnership, 31A, Class ER	7/1/2024	1,205,831	1,193,237	0.45%
LCM Ltd. Partnership 2031A, Class INC	12/18/2020	147,083	72,658	0.03%
LCM Ltd. Partnership 38A, Class E	8/24/2023	5,366,450	5,423,457	2.05%
Marble Point CLO XXI, Ltd., 2021-3A, Class INC	8/24/2021	1,836,276	919,144	0.35%
MCF CLO VII LLC	7/18/2025	1,600,000	1,622,283	0.61%
MCR Mortgage Trust 2024-HF1, Class E	11/8/2024	2,993,544	3,007,069	1.14%
MedMark Services, Inc., Delayed Draw Term Loan	9/30/2022	1,026,443	775,991	0.29%
MedMark Services, Inc., Second Lien Term Loan	6/10/2021	376,047	286,364	0.11%
MEDRINA, LLC Delayed Draw Term Loan	10/20/2023	246,191	246,191	0.09%
MEDRINA, LLC Revolver	10/20/2023	207,447	212,766	0.08%
MEDRINA, LLC Term Loan	10/20/2023	1,435,794	1,463,298	0.55%
Naked Juice LLC Second Out Term Loan	4/21/2025	69,611	52,892	0.02%
Naked Juice LLC Third Out Term Loan (First Lien)	4/21/2025	279,055	117,134	0.04%
Northwoods Capital Ltd. 2021-25A, Class E	6/25/2021	2,205,590	2,260,173	0.85%
One GI Intermediate LLC, Revolver Upsize	12/13/2021	333,333	312,667	0.12%
One GI Intermediate LLC, Tranche B Delayed Draw Term Loan	12/13/2021	1,683,064	1,579,944	0.60%
One GI Intermediate LLC, Tranche C Delayed Draw Term Loan	12/13/2021	887,792	832,749	0.31%
One New York Plaza Trust 2020-1NYP, Class B	11/3/2022	3,676,269	3,631,009	1.37%
PPM CLO Ltd. ,2022-6AR, Class ER	12/1/2023	1,948,057	2,021,240	0.76%
RideNow Group, Inc. Tenth Amendment Delayed Draw Term Loan	8/31/2021	301,031	285,542	0.11%
RideNow Group, Inc. Tenth Amendment Term Loan	8/31/2021	983,643	946,175	0.36%
Saratoga Investment Corp. CLO Ltd., 2013-1, Class F1R3	8/10/2021	1,999,532	1,261,765	0.48%
Shiftkey, Revolver	6/21/2022	147,059	140,147	0.05%
Shiftkey, Term Loan	6/21/2022	2,159,537	2,066,322	0.78%
Society Las Olas - PMG Greybook Riverfront I LLC	9/23/2021	10,181,186	10,177,075	3.84%
Society Las Olas 301 - S 1st Avenue Holdings LLC	6/7/2022	5,151,984	5,149,810	1.94%
Spectrum Vision Holdings, LLC, Fifteenth Amendment Term Loan	5/2/2023	3,971,869	3,972,557	1.50%
Steele Creek CLO Ltd., 2022-1, Class SUB	3/1/2022	3,917,345	2,226,302	0.84%
Trinitas CLO Ltd., 2018-8A, Class SUB	3/4/2021	1,080,053	208,739	0.08%
TWO VA Repack Trust B2, Class B2	7/30/2020	895,821	824,445	0.31%
VA Gilbert AZ Subordinated Note Lease-Backed Pass -Through Trust	6/8/2020	189,146	187,016	0.07%
Venture CDO, Ltd., 2022-45A, Class E	4/18/2022	2,955,544	2,446,978	0.92%
VTR Commercial Mortgage Trust 2025-STEM, Class C	9/25/2025	3,500,000	3,500,000	1.32%
WCORE Commercial Mortgage Trust 2024-CORE, Class E	10/29/2024	3,991,735	3,993,326	1.51%
Wells Fargo Commercial Mortgage Trust 2021-FCMT, Class D	12/20/2022	3,912,409	4,029,589	1.52%
Wells Fargo Commercial Mortgage Trust 2021-FCMT, Class F	4/28/2021	1,000,000	974,223	0.37%
WMRK Commercial Mortgage Trust 2022-WMRK, Class E	10/27/2022	7,475,967	7,533,728	2.84%
		$223,469,947	$218,583,097	82.46%

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
September 30, 2025

TOTAL RETURN SWAP CONTRACTS (a)

							Net Unrealized
		Notional		Payment	Termination		Appreciation
Counterparty	Reference Entity/Obligation	Amount	Fund Pays	Frequency	Date	Fair Value	(Depreciation)
Citibank, N.A.	1011778 B.C. Unlimited Liability Company, Term B-6 Loan, 1M SOFR + 1.75%	$493,133	3M SOFR + 1.50%	Monthly	9/20/2030	$492,721	$(514)
Citibank, N.A.	84 Lumber Company, Term B-1 Loan, 1M SOFR + 2.25%	27,526	3M SOFR + 1.50%	Monthly	11/1/2030	27,830	304
Citibank, N.A.	ABG Intermediate Holdings 2 LLC, 2024 Refinancing Term Loan (First Lien), 1M SOFR + 2.25%	675,706	3M SOFR + 1.50%	Monthly	12/21/2028	683,620	6,458
Citibank, N.A.	Academy, LTD., Initial Term Loan (2021), 1M SOFR + CSA + 3.75% (b)	253,581	3M SOFR + 1.50%	Monthly	11/5/2027	253,133	352
Citibank, N.A.	Acuren, Amendment No. 1 Term Loan, 1M SOFR + 2.75%	126,532	3M SOFR + 1.50%	Monthly	7/30/2031	126,974	443
Citibank, N.A.	ADMI Corp., Amendment No. 5 Incremental Term Loan, 1M SOFR + CSA + 3.75%	770,323	3M SOFR + 1.50%	Monthly	12/23/2027	735,290	(37,304)
Citibank, N.A.	Advantage Sales & Marketing Inc., Term B-2 Loan (First Lien), 3M SOFR + CSA + 4.25%	737,893	3M SOFR + 1.50%	Monthly	10/28/2027	663,528	(74,365)
Citibank, N.A.	Agco Grain & Protein, Initial Term Loan, 3M SOFR + 5.00% (b)	191,165	3M SOFR + 1.50%	Monthly	10/31/2031	193,958	2,653
Citibank, N.A.	Ahead DB Holdings, 2024 Incremental Term Loan (First Lien), 3M SOFR + 2.75%	76,156	3M SOFR + 1.50%	Monthly	2/3/2031	76,725	539
Citibank, N.A.	AHP Health Partners, 2025 Term B Loan, 1M SOFR + 2.25%	367,092	3M SOFR + 1.50%	Monthly	9/10/2032	369,101	2,008
Citibank, N.A.	AL GCX Holdings LLC, Initial Term Loan, 1M SOFR + 2.00%	480,733	3M SOFR + 1.50%	Monthly	5/17/2029	480,071	(546)
Citibank, N.A.	AL GCX VIII Holdings, Initial Term Loan, 1M SOFR + 2.00%	67,500	3M SOFR + 1.50%	Monthly	1/27/2032	67,648	133
Citibank, N.A.	AlixPartners, 2025 Refinancing Dollar Term Loan, 1M SOFR + 2.00%	225,975	3M SOFR + 1.50%	Monthly	8/12/2032	225,267	(715)
Citibank, N.A.	Allen Media, LLC, Initial Term Loan (2021), 3M SOFR + CSA + 5.50% (b)	1,462,809	3M SOFR + 1.50%	Monthly	2/10/2027	1,059,428	(413,485)
Citibank, N.A.	Allied Universal, Amendment No. 7 Replacement U.S. Dollar Term Loan, 1M SOFR + CSA + 3.25%	332,917	3M SOFR + 1.50%	Monthly	8/6/2032	334,963	2,044
Citibank, N.A.	Amawaterways, Second Amendment Incremental Term Loan, 1M SOFR + 3.00%	180,000	3M SOFR + 1.50%	Monthly	5/1/2031	180,621	588
Citibank, N.A.	AMENTUM GOVERNMENT SERVICES HOLDINGS LLC, Initial Term Loan, 1M SOFR + 2.25%	392,571	3M SOFR + 1.50%	Monthly	9/29/2031	393,083	502
Citibank, N.A.	American Airlines, Inc., Third Amendment Replacement Term Loan, 6M SOFR + 2.25%	272,250	3M SOFR + 1.50%	Monthly	6/4/2029	274,913	1,764
Citibank, N.A.	American Airlines, Inc., 2024 Replacement Term Loan, 6M SOFR + 2.25%	488,482	3M SOFR + 1.50%	Monthly	2/15/2028	489,796	1,003
Citibank, N.A.	American Axle & Manufacturing, Inc., New Tranche B Term Loan, SOFR + 3.00% (d)	967,686	3M SOFR + 1.50%	Monthly	12/6/2029	977,966	7,020
Citibank, N.A.	AmWins Group/American Wholesale Insurance Holding Company, LLC, Initial Term Loan, 1M SOFR + 2.25%	528,672	3M SOFR + 1.50%	Monthly	1/28/2032	529,675	943
Citibank, N.A.	AP Core Holdings II, LLC, Term B-1 Loan (First Lien), 1M SOFR + CSA + 5.50%	639,707	3M SOFR + 1.50%	Monthly	9/1/2027	633,521	(11,875)
Citibank, N.A.	Apple Bidco, LLC, Amendment No. 5 Term Loan (First Lien), 1M SOFR + 2.50%	924,616	3M SOFR + 1.50%	Monthly	9/22/2031	926,646	1,952
Citibank, N.A.	Arches Buyer Inc., Refinancing Term Loan, 1M SOFR + CSA + 3.25%	816,995	3M SOFR + 1.50%	Monthly	12/6/2027	828,703	7,197
Citibank, N.A.	ARCLINE FM HLDGS, LLC, 2025 New Term Loan (First Lien), 6M SOFR + 3.50%	114,399	3M SOFR + 1.50%	Monthly	6/24/2030	114,718	310
Citibank, N.A.	Astoria Energy, LLC, Term B Advance, 1M SOFR + 2.75%	930,516	3M SOFR + 1.50%	Monthly	6/16/2032	938,572	7,891
Citibank, N.A.	Asurion, LLC, New B-10 Term Loan (First Lien), 1M SOFR + CSA + 4.00%	575,938	3M SOFR + 1.50%	Monthly	8/21/2028	608,187	18,731
Citibank, N.A.	Asurion, LLC, New B-11 Term Loan (First Lien), 1M SOFR + CSA + 4.25%	360,065	3M SOFR + 1.50%	Monthly	8/14/2028	373,318	9,026
Citibank, N.A.	Athletico Physical Therapy, Initial Term B Loan, 3M SOFR + CSA + 4.25%	816,153	3M SOFR + 1.50%	Monthly	2/2/2029	611,429	(206,504)
Citibank, N.A.	Atkore International, Inc., Term Loan B 2025 (b)(c)	73,297	3M SOFR + 1.50%	Monthly	9/24/2032	73,573	276
Citibank, N.A.	Autokiniton US Holdings, Inc., 2024 Replacement Term B Loan, 1M SOFR + CSA + 4.00%	636,437	3M SOFR + 1.50%	Monthly	4/6/2028	630,954	(5,423)
Citibank, N.A.	Axalta Coating Systems US Holdings, Term B-7 Dollar Loan, 3M SOFR + 1.75%	466,270	3M SOFR + 1.50%	Monthly	12/20/2029	470,610	4,071
Citibank, N.A.	Azuria Water Solutions, Inc., 2025 Replacement Term Loan, 1M SOFR + 3.00%	794,099	3M SOFR + 1.50%	Monthly	5/17/2028	799,902	5,119
Citibank, N.A.	Balcan Innovations Inc., Initial Term B Loan (First Lien), SOFR + 4.75% (b)(d)	225,885	3M SOFR + 1.50%	Monthly	10/10/2031	216,466	(9,664)
Citibank, N.A.	Balrog Acquisition, Inc., First Lien Term Loan, 1M SOFR + CSA + 4.00%	301,362	3M SOFR + 1.50%	Monthly	9/5/2028	290,667	(11,465)
Citibank, N.A.	Banijay Entertainment S.A.S., Facility B3 (USD), 1M SOFR + 2.75%	319,257	3M SOFR + 1.50%	Monthly	3/1/2028	323,045	3,421
Citibank, N.A.	BCPE North Star US Holdco 2, Inc. Initial Term Loan (First Lien), SOFR + CSA + 4.00% (d)	926,918	3M SOFR + 1.50%	Monthly	6/9/2028	932,750	3,619
Citibank, N.A.	Bingo Holdings I, LLC, Term B Loan, 3M SOFR + 4.75%	170,058	3M SOFR + 1.50%	Monthly	6/11/2032	174,692	4,538
Citibank, N.A.	BIP Pipco Holdings, LLC, Initial Term Loan, 3M SOFR + 2.25%	152,969	3M SOFR + 1.50%	Monthly	12/5/2030	154,007	1,038

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
September 30, 2025 (Continued)

TOTAL RETURN SWAP CONTRACTS (a)

Counterparty	Reference Entity/Obligation	Notional Amount	Fund Pays	Payment Frequency	Termination Date	Fair Value	Net Unrealized Appreciation (Depreciation)
Citibank, N.A.	Birdsboro Power, Term Loan B 2025 (c)	$99,750	3M SOFR + 1.50%	Monthly	10/1/2032	$100,250	$500
Citibank, N.A.	Blackhawk Network Holdings, Inc., Additional Term B-2 Loan (First Lien), 1M SOFR + 4.00%	180,755	3M SOFR + 1.50%	Monthly	3/12/2029	183,299	2,331
Citibank, N.A.	BMC Software Finance, Inc, 2031 Replacement Dollar Term Loans, 3M SOFR + 3.00%	248,414	3M SOFR + 1.50%	Monthly	7/30/2031	248,633	193
Citibank, N.A.	Boost Newco Borrower, LLC, USD Term B-2 Loan, 3M SOFR + 2.00%	269,508	3M SOFR + 1.50%	Monthly	1/31/2031	271,390	1,776
Citibank, N.A.	Boots Group Finco L.P., Closing Date Dollar Term Loan, 3M SOFR + 3.50%	500,625	3M SOFR + 1.50%	Monthly	8/30/2032	501,978	1,355
Citibank, N.A.	Brookfield WEC Holdings Inc., TLB (2024), 1M SOFR + 2.25%	431,492	3M SOFR + 1.50%	Monthly	1/20/2031	441,466	8,249
Citibank, N.A.	Brown Group Holding, LLC, Incremental Term B-2 Facility, SOFR + 2.75% (d)	194,058	3M SOFR + 1.50%	Monthly	7/1/2031	196,591	2,100
Citibank, N.A.	Burgess Point Purchaser Corporation, Initial Term Loan (First Lien), 3M SOFR + CSA + 5.25%	198,840	3M SOFR + 1.50%	Monthly	7/25/2029	182,635	(18,063)
Citibank, N.A.	Burlington Coat Factory, Term B-7 Loan, 1M SOFR + 1.75%	526,582	3M SOFR + 1.50%	Monthly	9/24/2031	529,485	2,722
Citibank, N.A.	Buzz Merger Sub LTD., Initial Term Loan, 1M SOFR + CSA + 2.75%	488,372	3M SOFR + 1.50%	Monthly	1/29/2027	488,375	2
Citibank, N.A.	Canada Goose Inc., 2025 Refinancing Term Loan, 3M SOFR + 3.50%	349,125	3M SOFR + 1.50%	Monthly	8/13/2032	351,096	1,962
Citibank, N.A.	Canister International Group, Amendment No.5 Term Loan, 1M SOFR + 3.00%	61,437	3M SOFR + 1.50%	Monthly	3/13/2029	61,836	348
Citibank, N.A.	Carroll County Energy LLC, Term Loan (2024), 3M SOFR + 3.25%	833,676	3M SOFR + 1.50%	Monthly	6/24/2031	846,308	11,505
Citibank, N.A.	CD&R Hydra Buyer, Inc., First Refinancing Term Loan, 1M SOFR + CSA + 4.00%	496,694	3M SOFR + 1.50%	Monthly	3/25/2031	495,126	(1,658)
Citibank, N.A.	CHARIOT BUYER LLC, Refinancing Term Loan (First Lien), 1M SOFR + 3.00%	213,750	3M SOFR + 1.50%	Monthly	9/8/2032	214,218	468
Citibank, N.A.	Charlotte Buyer, Inc.; Curo Health Services, LLC Second Refinancing Term Loan (First Lien), 1M SOFR + 4.25%	448,745	3M SOFR + 1.50%	Monthly	2/11/2028	477,516	23,406
Citibank, N.A.	Chart Industries, Inc., Amendment No. 7 Term Loan, 3M SOFR + 2.50%	164,863	3M SOFR + 1.50%	Monthly	3/15/2030	169,519	4,038
Citibank, N.A.	Charter Communications Operating, LLC, Term B-4 Loan, 3M SOFR + 2.00%	247,481	3M SOFR + 1.50%	Monthly	12/2/2030	247,430	(51)
Citibank, N.A.	CHG Healthcare Services, Inc. Amendment No. 7 Refinancing Term Loan (First Lien), SOFR + 2.75% (d)	529,513	3M SOFR + 1.50%	Monthly	9/29/2028	533,162	3,563
Citibank, N.A.	Clarios Global LP, Amendment No. 5 Dollar Term Loan (First Lien), 1M SOFR + 2.50%	284,956	3M SOFR + 1.50%	Monthly	5/6/2030	286,794	1,616
Citibank, N.A.	Clydesdale Acq Holdings Inc/Flex Acquisition Company, Inc., 2025 Incremental Closing Date Term B Loan (First Lien), 1M SOFR + 3.25%	114,472	3M SOFR + 1.50%	Monthly	3/26/2032	115,289	802
Citibank, N.A.	Clydesdale Acq Holdings Inc/Flex Acquisition Company, Inc., 2025 Incremental Delayed Draw Term B Loan (First Lien), 1M SOFR + 3.25% (e)	2,006	3M SOFR + 1.50%	Monthly	3/26/2032	2,021	14
Citibank, N.A.	Clydesdale Acq Holdings Inc/Flex Acquisition Company, Inc., Term B Loan (First Lien), 1M SOFR + 3.18%	332,316	3M SOFR + 1.50%	Monthly	3/30/2029	346,591	8,597
Citibank, N.A.	Cogeco Communications Finance (USA), LP, Amendment No. 5 Incremental Term Loan B, 1M SOFR + CSA + 2.50%	481,889	3M SOFR + 1.50%	Monthly	9/1/2028	484,726	913
Citibank, N.A.	Compass Power Generation, L.L.C., Tranche B-4 Term Loan, 1M SOFR + 3.25%	722,031	3M SOFR + 1.50%	Monthly	4/14/2029	736,285	13,685
Citibank, N.A.	Concentra Health Services, Inc., Tranche B-1 Term Loan, 1M SOFR + 2.00%	32,060	3M SOFR + 1.50%	Monthly	7/26/2031	32,258	195
Citibank, N.A.	Connect U.S. Finco LLC, Amendment No. 4 Term Loan, 1M SOFR + 4.50%	962,584	3M SOFR + 1.50%	Monthly	9/13/2029	950,537	(12,048)
Citibank, N.A.	Corel, Initial Term Loan (First Lien), 3M SOFR + CSA + 5.00%	537,160	3M SOFR + 1.50%	Monthly	7/2/2026	535,004	(17,246)
Citibank, N.A.	CoreLogic, Inc., Initial Term Loan (First Lien), 1M SOFR + CSA + 3.50%	95,931	3M SOFR + 1.50%	Monthly	6/2/2028	96,352	305
Citibank, N.A.	Cornerstone Generation, TLB 2024, 3M SOFR + 3.25%	90,000	3M SOFR + 1.50%	Monthly	8/11/2032	90,743	743
Citibank, N.A.	Cornerstone OnDemand, Initial Term Loan (First Lien), 1M SOFR + CSA + 3.75%	668,632	3M SOFR + 1.50%	Monthly	10/16/2028	648,090	(21,750)
Citibank, N.A.	Covetrus, Inc., Initial Term Loan (First Lien), 3M SOFR + 5.00%	167,785	3M SOFR + 1.50%	Monthly	9/20/2029	159,864	(11,474)
Citibank, N.A.	CPV Fairview, LLC, Term B Advance, 1M SOFR + 3.00%	414,643	3M SOFR + 1.50%	Monthly	8/14/2031	420,185	5,350
Citibank, N.A.	CPV Shore Holdings, Term B Advance, 3M SOFR + 3.75%	294,054	3M SOFR + 1.50%	Monthly	1/24/2032	300,418	6,103
Citibank, N.A.	Crosby Worldwide Limited, Amendment No. 4 Replacement Term Loan, 1M SOFR + 3.50%	113,155	3M SOFR + 1.50%	Monthly	8/16/2029	114,264	1,108
Citibank, N.A.	Culligan, 2025 Refinancing Term B Loan, 1M SOFR + 3.00%	768,898	3M SOFR + 1.50%	Monthly	7/31/2028	774,623	5,104
Citibank, N.A.	Deep Blue Operating, Term Loan B 2025 (b)(c)	249,375	3M SOFR + 1.50%	Monthly	9/17/2032	250,625	1,250
Citibank, N.A.	Dermatology Intermediate Holdings III, Inc., Closing Date Term Loan, 3M SOFR + 4.25%	335,821	3M SOFR + 1.50%	Monthly	3/26/2029	322,849	(15,411)
Citibank, N.A.	Dexko Global Inc., Closing Date Dollar Term Loan (First Lien), 1M SOFR + CSA + 3.75%	484,491	3M SOFR + 1.50%	Monthly	10/4/2028	480,242	(5,136)

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
September 30, 2025 (Continued)

TOTAL RETURN SWAP CONTRACTS (a)

Counterparty	Reference Entity/Obligation	Notional Amount	Fund Pays	Payment Frequency	Termination Date	Fair Value	Net Unrealized Appreciation (Depreciation)
Citibank, N.A.	DG Investment Intermediate Holdings 2, Inc., 2025 Refinancing Term Loan (First Lien), 1M SOFR + 3.75%	$725,038	3M SOFR + 1.50%	Monthly	7/2/2032	$728,707	$3,651
Citibank, N.A.	DIRECTV FINANCING, LLC, Closing Date Term Loan, 3M SOFR + CSA + 5.00%	45,450	3M SOFR + 1.50%	Monthly	7/22/2027	45,830	215
Citibank, N.A.	DYNASTY ACQUISITION CO., INC, Initial Term B-1 Loan, 1M SOFR + 2.00%	107,717	3M SOFR + 1.50%	Monthly	10/27/2031	108,015	282
Citibank, N.A.	DYNASTY ACQUISITION CO., INC, Initial Term B-2 Loan, 1M SOFR + 2.00%	40,972	3M SOFR + 1.50%	Monthly	10/27/2031	41,085	107
Citibank, N.A.	East West Manufacturing Initial Term Loan, 3M SOFR 5.50% (b)	625,527	3M SOFR + 1.50%	Monthly	12/22/2028	628,686	370
Citibank, N.A.	Edgewater Generation, Term Loan-Add-on 2025, 1M SOFR + 3.00%	241,990	3M SOFR + 1.50%	Monthly	8/1/2030	244,349	2,222
Citibank, N.A.	EFS - Cogen Holdings I LLC, Term B Advance (2025), 3M SOFR + 3.00%	430,776	3M SOFR + 1.50%	Monthly	10/3/2031	433,550	2,777
Citibank, N.A.	Element Materials Technology Group US Holdings Inc., Initial USD Term B Loan (First Lien), 3M SOFR + 3.68%	215,908	3M SOFR + 1.50%	Monthly	6/22/2029	218,221	2,097
Citibank, N.A.	Energizer Holdings, Inc., Initial Term Loan, 1M SOFR + 2.00%	336,175	3M SOFR + 1.50%	Monthly	3/13/2032	338,989	2,730
Citibank, N.A.	EnergySolutions, LLC, 2023 TLB, 1M SOFR + 3.25%	766,377	3M SOFR + 1.50%	Monthly	9/23/2030	779,952	11,837
Citibank, N.A.	EUC, Initial Term Loan, 3M SOFR + 4.50%	467,143	3M SOFR + 1.50%	Monthly	7/1/2031	471,881	3,451
Citibank, N.A.	Flutter Entertainment plc, 2024 Refinancing Term B Loan, 3M SOFR + 1.75%	80,823	3M SOFR + 1.50%	Monthly	11/30/2030	80,873	32
Citibank, N.A.	Flutter Entertainment plc Third Incremental Term B Loan, 3M SOFR + 2.00%	27,518	3M SOFR + 1.50%	Monthly	6/4/2032	27,670	147
Citibank, N.A.	Foundation Building Materials 2024 Incremental Term Loan, SOFR + 4.00% (d)	491,266	3M SOFR + 1.50%	Monthly	1/31/2031	495,193	3,607
Citibank, N.A.	Franklin Square Holdings, Term B Loan, 1M SOFR + 2.25%	246,258	3M SOFR + 1.50%	Monthly	4/25/2031	247,492	1,133
Citibank, N.A.	Froneri US, Inc., Facility B4 (First Lien), 6M SOFR + 2.00%	124,943	3M SOFR + 1.50%	Monthly	9/17/2031	124,500	(465)
Citibank, N.A.	Garda World Security, Twelfth Additional Term Loan, 1M SOFR + 3.00%	1,066,466	3M SOFR + 1.50%	Monthly	2/1/2029	1,071,493	4,699
Citibank, N.A.	Gates Global LLC, Initial B-5 Dollar Term Loan, 1M SOFR + 1.75%	258,587	3M SOFR + 1.50%	Monthly	6/3/2031	258,568	(19)
Citibank, N.A.	GBT Group Services B.V., Term B-1, 3M SOFR + 2.50%	57,125	3M SOFR + 1.50%	Monthly	7/25/2031	57,451	317
Citibank, N.A.	Genesee & Wyoming, New Term Loan B, 3M SOFR + 1.75%	492,525	3M SOFR + 1.50%	Monthly	4/7/2031	493,624	691
Citibank, N.A.	Geosyntec Consultants, Inc., Term Loan B 2025, 1M SOFR + 3.00%	371,485	3M SOFR + 1.50%	Monthly	7/31/2031	374,291	2,805
Citibank, N.A.	GIP Pilot Acquisition Partners L.P., Amendment No. 2 Refinancing Term Loan, 3M SOFR + 2.00%	231,477	3M SOFR + 1.50%	Monthly	10/4/2030	232,691	1,109
Citibank, N.A.	GLATFELTER CORPORATION, Term Loan, 3M SOFR + 4.25%	230,498	3M SOFR + 1.50%	Monthly	11/4/2031	231,313	586
Citibank, N.A.	Global Medical Response, Term Loan B 2025, 1M SOFR + 3.50%	76,731	3M SOFR + 1.50%	Monthly	10/1/2032	77,033	302
Citibank, N.A.	Gloves Buyer, Inc., Initial Term Loan, 1M SOFR + 4.00%	229,081	3M SOFR + 1.50%	Monthly	5/21/2032	224,189	(4,938)
Citibank, N.A.	GOAT Holdco, LLC, Term B Loan, 1M SOFR + 2.75%	257,383	3M SOFR + 1.50%	Monthly	1/27/2032	258,128	732
Citibank, N.A.	Golden State Foods LLC, Initial Term Loan (c)	249,375	3M SOFR + 1.50%	Monthly	11/4/2031	250,929	1,554
Citibank, N.A.	GoTo Group , Exchange First Out Term Loan, 3M SOFR + CSA + 4.75%	216,682	3M SOFR + 1.50%	Monthly	4/28/2028	184,901	(31,781)
Citibank, N.A.	GoTo Group , Second Out Term Loan, 3M SOFR + CSA + 4.75%	299,987	3M SOFR + 1.50%	Monthly	4/28/2028	100,946	(199,041)
Citibank, N.A.	Great Outdoors Group, LLC, Term B-3 Loan, 1M SOFR + 3.25%	1,246,662	3M SOFR + 1.50%	Monthly	1/16/2032	1,253,077	6,004
Citibank, N.A.	Green Infrastructure Partners, Term Loan B 2025 (b)(c)	498,750	3M SOFR + 1.50%	Monthly	9/24/2032	501,095	2,345
Citibank, N.A.	Hamilton Projects Acquiror, LLC, 2025-2 Repricing Term Loan, 1M SOFR + 2.50%	781,881	3M SOFR + 1.50%	Monthly	5/31/2031	785,967	4,072
Citibank, N.A.	Harbor Freight Tools USA, Inc., Replacement Term Loan, 1M SOFR + 2.25%	491,593	3M SOFR + 1.50%	Monthly	6/5/2031	487,542	(4,361)
Citibank, N.A.	Herc Holdings Inc. Initial Term Loan, 1M SOFR + 2.00%	79,800	3M SOFR + 1.50%	Monthly	6/2/2032	80,490	684
Citibank, N.A.	Heritage Grocers Group, LLC, Term B Loan (First Lien), 3M SOFR + CSA + 6.75%	835,696	3M SOFR + 1.50%	Monthly	7/20/2029	760,745	(93,420)
Citibank, N.A.	Hill Top Energy, Term B Advance, 3M SOFR + 3.25% (b)	155,066	3M SOFR + 1.50%	Monthly	6/17/2032	155,964	885
Citibank, N.A.	HS Purchaser, LLC, and Help/Systems Holdings, Inc., Seventh Amendment Refinancing Term Loan, 3M SOFR + CSA + 3.75%	323,296	3M SOFR + 1.50%	Monthly	11/19/2026	306,506	(16,790)
Citibank, N.A.	Hunter Douglas, Amendment No. 3 Tranche B-1 Term Loan, 3M SOFR + 3.25%	439,531	3M SOFR + 1.50%	Monthly	1/14/2032	442,096	2,460
Citibank, N.A.	HUNTERSTOWN GENERATION, LLC, Term Loan, 3M SOFR + 3.50%	402,164	3M SOFR + 1.50%	Monthly	10/29/2031	406,038	3,676
Citibank, N.A.	Hyperion Materials & Technologies, Initial Term Loan (First Lien), SOFR + CSA + 4.50% (d)	730,425	3M SOFR + 1.50%	Monthly	8/30/2028	709,050	(22,255)
Citibank, N.A.	Idera, Incremental Term Loan (First Lien), 3M SOFR + 3.50%	492,517	3M SOFR + 1.50%	Monthly	3/2/2028	435,593	(57,694)

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
September 30, 2025 (Continued)

TOTAL RETURN SWAP CONTRACTS (a)

Counterparty	Reference Entity/Obligation	Notional Amount	Fund Pays	Payment Frequency	Termination Date	Fair Value	Net Unrealized Appreciation (Depreciation)
Citibank, N.A.	ImageFirst Holdings, LLC, Initial Term Loan, 3M SOFR + 3.25% (b)	$249,375	3M SOFR + 1.50%	Monthly	3/10/2032	$250,938	$1,515
Citibank, N.A.	Inception Holdco S.Ã r.l., Term Loan B9, 3M SOFR + 3.25%	153,073	3M SOFR + 1.50%	Monthly	4/18/2031	154,221	1,148
Citibank, N.A.	Indicor, Tranche D Dollar Term Loan (First Lien), 3M SOFR + 2.75%	94,602	3M SOFR + 1.50%	Monthly	11/23/2029	98,007	2,998
Citibank, N.A.	Ingenovis Health, Inc., Initial Term Loan (First Lien), 3M SOFR + CSA + 4.25% (b)	613,796	3M SOFR + 1.50%	Monthly	3/6/2028	208,456	(404,908)
Citibank, N.A.	Invenergy Thermal Operating I LLC, Term Loan B 2025, 3M SOFR + CSA + 3.50%	206,250	3M SOFR + 1.50%	Monthly	5/6/2032	210,329	3,978
Citibank, N.A.	Invenergy Thermal Operating I LLC, Term Loan C 2025, 3M SOFR + CSA + 3.50%	13,750	3M SOFR + 1.50%	Monthly	5/6/2032	14,022	265
Citibank, N.A.	Iridium Communications, Term B-4 Loan, 1M SOFR + 2.25%	563,403	3M SOFR + 1.50%	Monthly	9/20/2030	536,375	(27,212)
Citibank, N.A.	IXS HOLDINGS, INC., Term Loan B, 1M SOFR + 5.50%	225,588	3M SOFR + 1.50%	Monthly	9/5/2029	230,001	4,310
Citibank, N.A.	Janus International Group, LLC, Initial Term Loan (First Lien), 3M SOFR + 2.50%	208,371	3M SOFR + 1.50%	Monthly	8/5/2030	211,261	2,518
Citibank, N.A.	Kaman Corporation, Delayed Draw Term Loan, 3M SOFR + 2.50% (e)	21,552	3M SOFR + 1.50%	Monthly	2/26/2032	21,507	(44)
Citibank, N.A.	Kaman Corporation, Initial Term Loan, SOFR + 2.75% (d)	228,448	3M SOFR + 1.50%	Monthly	2/26/2032	227,979	(469)
Citibank, N.A.	Kidde Global, 2025 Refinancing Term Loan, 1M SOFR + 3.50%	228,066	3M SOFR + 1.50%	Monthly	12/2/2031	229,677	1,592
Citibank, N.A.	Kodiak BP, LLC, Initial Term Loan, 3M SOFR + 3.75%	292,650	3M SOFR + 1.50%	Monthly	11/26/2031	292,087	(591)
Citibank, N.A.	Lackawanna Energy Center LLC, Replacement Term B Advance, 1M SOFR + 3.00%	191,827	3M SOFR + 1.50%	Monthly	7/23/2032	194,183	2,346
Citibank, N.A.	LBM Borrower, LLC, Amendment No. 4 Refinancing Term Loan (First Lien), 1M SOFR + 5.00%	329,682	3M SOFR + 1.50%	Monthly	6/4/2031	329,271	(414)
Citibank, N.A.	LendingTree, LLC, Initial Term B, 1M SOFR + 4.50% (b)	462,000	3M SOFR + 1.50%	Monthly	8/15/2030	465,890	3,823
Citibank, N.A.	LifePoint Health, 2024-1 Refinancing Term Loan (First Lien), 3M SOFR + 3.75%	234,526	3M SOFR + 1.50%	Monthly	5/16/2031	246,745	12,219
Citibank, N.A.	LifePoint Health, 2024-2 Refinancing Term Loan (First Lien), 3M SOFR + 3.50%	247,505	3M SOFR + 1.50%	Monthly	5/16/2031	246,713	(792)
Citibank, N.A.	LSF11 Trinity Bidco, Inc., Initial Term Loans, 1M SOFR + 2.50% (b)	71,429	3M SOFR + 1.50%	Monthly	6/14/2030	71,563	134
Citibank, N.A.	LS Group OPCO Acquisition LLC, Term B-1 Loan, SOFR + 2.50% (d)	449,672	3M SOFR + 1.50%	Monthly	4/23/2031	449,251	(420)
Citibank, N.A.	M2S Group, Initial Term Loan, 3M SOFR + 4.75% (b)	435,603	3M SOFR + 1.50%	Monthly	8/25/2031	465,815	26,589
Citibank, N.A.	Madison IAQ LLC, Initial Term Loan, 6M SOFR + 2.50%	625,470	3M SOFR + 1.50%	Monthly	6/21/2028	631,684	3,521
Citibank, N.A.	Magenta Buyer LLC, First Out Term Loan (First Lien), 3M SOFR + CSA + 6.75%	70,827	3M SOFR + 1.50%	Monthly	7/27/2028	58,462	(12,418)
Citibank, N.A.	Magenta Buyer LLC, Second Out Term Loan (First Lien), 3M SOFR + CSA + 7.00%	92,567	3M SOFR + 1.50%	Monthly	7/27/2028	41,042	(51,592)
Citibank, N.A.	Magenta Buyer LLC, Third Out Term Loan (First Lien), 3M SOFR + CSA + 6.25% (b)	328,744	3M SOFR + 1.50%	Monthly	7/27/2028	67,919	(261,059)
Citibank, N.A.	McAfee, LLC, Second Amendment Tranche B-1 Term Loan, 1M SOFR + 3.00%	896,090	3M SOFR + 1.50%	Monthly	3/1/2029	862,439	(34,269)
Citibank, N.A.	McGraw Hill Global Education Holdings, LLC, 2025 Tranche B-2 Term Loan, 1M SOFR + 2.75%	289,688	3M SOFR + 1.50%	Monthly	8/6/2031	291,791	2,093
Citibank, N.A.	Medline Borrower, LP, 2030 Refinancing Term Loan, 1M SOFR + 2.00%	767,013	3M SOFR + 1.50%	Monthly	10/23/2030	769,841	2,828
Citibank, N.A.	Mega Broadband Investments LLC, Initial Term Loan, 3M SOFR + CSA + 3.00%	541,638	3M SOFR + 1.50%	Monthly	11/12/2027	550,311	2,912
Citibank, N.A.	MH Sub I LLC, 2023 May Incremental Term Loan (First Lien), 1M SOFR + 4.25%	393,778	3M SOFR + 1.50%	Monthly	5/3/2028	393,522	(5,736)
Citibank, N.A.	MH Sub I LLC, 2024 December New Term Loan (First Lien), 1M SOFR + 4.25%	269,758	3M SOFR + 1.50%	Monthly	12/31/2031	254,787	(15,369)
Citibank, N.A.	Midcontinent Communications, Term Loan (2024), SOFR + 2.50% (d)	196,515	3M SOFR + 1.50%	Monthly	8/18/2031	199,120	2,363
Citibank, N.A.	Millerknoll, 2025 Term B Loan, 1M SOFR + 2.25%	153,462	3M SOFR + 1.50%	Monthly	7/23/2032	153,814	347
Citibank, N.A.	Naked Juice LLC, Initial Second Out Term Loan, 3M SOFR + CSA + 3.25%	338,168	3M SOFR + 1.50%	Monthly	1/24/2029	256,545	(81,670)
Citibank, N.A.	Naked Juice LLC, Initial Third Out Term Loan, 3M SOFR + CSA + 6.00% (5.00% PIK, 1.00% Cash)	339,867	3M SOFR + 1.50%	Monthly	1/24/2030	142,391	(197,477)
Citibank, N.A.	Newly Weds Foods, Initial Term Loan, 1M SOFR + 2.25%	47,263	3M SOFR + 1.50%	Monthly	3/8/2032	47,569	292
Citibank, N.A.	Nexstar Broadcasting, Inc., Term B-5 Loan, 1M SOFR + 2.50%	399,194	3M SOFR + 1.50%	Monthly	6/24/2032	403,190	3,897
Citibank, N.A.	Nielsen Consumer Inc., Thirteenth Amendment Dollar Refinancing Term Loan, 1M SOFR + 2.50%	990,700	3M SOFR + 1.50%	Monthly	10/4/2030	991,745	1,015
Citibank, N.A.	NorthStar Group Services, Inc. Term B Loan (2024), 1M SOFR + 4.75% (b)	184,284	3M SOFR + 1.50%	Monthly	5/31/2030	186,483	1,997
Citibank, N.A.	Nuvei Technologies, First Amendment Tranche B-1 Term Loan, 1M SOFR + 2.75%	226,908	3M SOFR + 1.50%	Monthly	11/17/2031	227,725	806

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
September 30, 2025 (Continued)

TOTAL RETURN SWAP CONTRACTS (a)

							Net Unrealized
		Notional		Payment	Termination		Appreciation
Counterparty	Reference Entity/Obligation	Amount	Fund Pays	Frequency	Date	Fair Value	(Depreciation)
Citibank, N.A.	nVent Thermal Management, Initial Term Loan, 1M SOFR + 3.00%	$28,429	3M SOFR + 1.50%	Monthly	1/30/2032	$28,737	$298
Citibank, N.A.	Olaplex, Inc., Initial Term Loan, 3M SOFR + CSA + 3.50%	186,168	3M SOFR + 1.50%	Monthly	2/20/2029	185,682	(2,081)
Citibank, N.A.	Oldcastle BuildingEnvelope, Term B Loan, 3M SOFR + 4.25%	710,830	3M SOFR + 1.50%	Monthly	4/27/2029	682,921	(35,311)
Citibank, N.A.	Omnia Partners, LLC, Term Loan B, 3M SOFR + 2.50%	66,084	3M SOFR + 1.50%	Monthly	7/25/2030	66,275	179
Citibank, N.A.	Open Text Corporation, 2023 Replacement Term Loan, 1M SOFR + 1.75%	305,070	3M SOFR + 1.50%	Monthly	1/31/2030	305,144	75
Citibank, N.A.	Oregon Clean Energy, LLC, Term B Loan, 3M SOFR + 3.50%	568,457	3M SOFR + 1.50%	Monthly	7/12/2030	575,172	6,458
Citibank, N.A.	Outcomes Group Holdings, INC, 2025 Replacement Term Loan, 1M SOFR + 3.00%	245,818	3M SOFR + 1.50%	Monthly	5/6/2031	248,561	2,720
Citibank, N.A.	Outfront Media, Term Loan B 2025 (b)(c)	249,688	3M SOFR + 1.50%	Monthly	9/17/2032	250,235	547
Citibank, N.A.	Patterson Companies, Initial Term Loan, 3M SOFR + 4.50%	360,000	3M SOFR + 1.50%	Monthly	4/30/2032	359,938	(607)
Citibank, N.A.	Performance Health Holdings Initial Term Loan, 6M SOFR + 3.75% (b)	455,781	3M SOFR + 1.50%	Monthly	3/19/2032	452,328	(3,697)
Citibank, N.A.	PetSmart, Inc. Initial Term Loan, 1M SOFR + 4.00%	1,248,760	3M SOFR + 1.50%	Monthly	7/29/2032	1,233,700	(15,083)
Citibank, N.A.	PHOENIX GUARANTOR INC, Tranche B-5 Term Loan (First Lien), 1M SOFR + 2.50%	733,890	3M SOFR + 1.50%	Monthly	2/21/2031	741,942	7,364
Citibank, N.A.	Pitney Bowes INC., Tranche B Term Loan, 1M SOFR + 3.75%	246,263	3M SOFR + 1.50%	Monthly	3/19/2032	249,164	2,736
Citibank, N.A.	Plastipak Packaging, Inc., Term Loan B 2025 (c)	173,547	3M SOFR + 1.50%	Monthly	9/11/2032	174,583	1,036
Citibank, N.A.	Ply Gem Midco, Inc., Tranche B Term Loan, 1M SOFR + 3.25%	238,225	3M SOFR + 1.50%	Monthly	4/12/2028	257,789	5,848
Citibank, N.A.	Ply Gem Midco, Inc., Tranche C Term Loan, 1M SOFR + 4.50%	246,884	3M SOFR + 1.50%	Monthly	5/15/2031	227,189	(19,937)
Citibank, N.A.	Potomac Energy, Initial Term Loan, 3M SOFR + 3.00% (b)	1,033,178	3M SOFR + 1.50%	Monthly	8/5/2032	1,042,680	9,427
Citibank, N.A.	Priority Technology Holdings, Inc., 2025-1 Refinancing Term Loan, 1M SOFR + 3.75% (b)	184,722	3M SOFR + 1.50%	Monthly	7/23/2032	185,995	1,266
Citibank, N.A.	Quikrete Holdings, Inc, Tranche B-1 Term Loan (First Lien), 1M SOFR + 2.25%	491,414	3M SOFR + 1.50%	Monthly	4/14/2031	492,934	1,429
Citibank, N.A.	Radnet Management, Inc., 2024 Refinancing Term Loan (First Lien), 3M SOFR + 2.25%	245,023	3M SOFR + 1.50%	Monthly	4/18/2031	247,458	2,434
Citibank, N.A.	RC Buyer, Inc., Initial Term Loan (First Lien), 1M SOFR + CSA + 3.50%	317,565	3M SOFR + 1.50%	Monthly	7/26/2028	317,008	(974)
Citibank, N.A.	Reckitt Essential Homes, Term Loan 2025 (b)(c)	199,500	3M SOFR + 1.50%	Monthly	9/29/2032	200,250	750
Citibank, N.A.	RED PLANET BORROWER LLC, Fourth Amendment Incremental Term Loan, 1M SOFR + 4.00%	247,500	3M SOFR + 1.50%	Monthly	9/8/2032	243,750	(3,764)
Citibank, N.A.	Redstone Holdco 2 LP, Initial Term Loan (First Lien), 3M SOFR + CSA + 4.75%	829,983	3M SOFR + 1.50%	Monthly	4/27/2028	492,822	(376,185)
Citibank, N.A.	Ring Container Technologies, 2025 Refinancing Term Loan, 1M SOFR + 2.50%	378,328	3M SOFR + 1.50%	Monthly	9/15/2032	379,351	1,022
Citibank, N.A.	Ryan Specialty Group , 2024 Term Loan, 1M SOFR + 2.00%	191,217	3M SOFR + 1.50%	Monthly	9/15/2031	191,355	157
Citibank, N.A.	Sanmina, Initial 1L TL (b)(c)	49,875	3M SOFR + 1.50%	Monthly	8/6/2032	50,000	125
Citibank, N.A.	Scientific Games Lottery, 2024 Refinancing Dollar Term Loan, 3M SOFR + 3.00%	686,423	3M SOFR + 1.50%	Monthly	4/4/2029	683,996	(2,989)
Citibank, N.A.	Sedgwick Claims Management, 2024 Term Loan, 1M SOFR + 2.50%	180,681	3M SOFR + 1.50%	Monthly	7/31/2031	181,333	612
Citibank, N.A.	Select Medical Corporation, Tranche B-2 Loan, 1M SOFR + 2.00%	58,630	3M SOFR + 1.50%	Monthly	12/3/2031	59,008	359
Citibank, N.A.	Sinclair Television Group, Inc, Term B-7 Loan, 1M SOFR + CSA + 4.10%	564,353	3M SOFR + 1.50%	Monthly	12/31/2030	529,516	(36,857)
Citibank, N.A.	Sitel, Initial Dollar Term Loan, 1M SOFR + CSA + 3.75%	654,994	3M SOFR + 1.50%	Monthly	8/28/2028	335,426	(321,269)
Citibank, N.A.	Skechers U.S.A., Inc., Term Loan B 2025, 3M SOFR + 3.25%	41,563	3M SOFR + 1.50%	Monthly	9/13/2032	41,919	356
Citibank, N.A.	Solstice Advanced Materials, Term Loan B 2025 (b)(c)	249,688	3M SOFR + 1.50%	Monthly	9/17/2032	250,626	939
Citibank, N.A.	South Field Energy LLC, Term Loan B 2025, 1M SOFR + 3.00%	875,737	3M SOFR + 1.50%	Monthly	8/29/2031	880,437	4,583
Citibank, N.A.	South Field Energy LLC, Term Loan C 2025, 1M SOFR + 3.00%	56,316	3M SOFR + 1.50%	Monthly	8/29/2031	56,618	294
Citibank, N.A.	Specialty Building Products Holdings, LLC, Initial Term Loan, 1M SOFR + CSA + 3.75%	481,057	3M SOFR + 1.50%	Monthly	10/16/2028	466,216	(15,566)
Citibank, N.A.	Spring Education Group, Inc., Initial Term Loan, 3M SOFR + 3.25%	134,937	3M SOFR + 1.50%	Monthly	9/30/2030	137,264	1,957
Citibank, N.A.	SRAM, LLC, Initial Term Loan, 1M SOFR + 2.00% (b)	240,781	3M SOFR + 1.50%	Monthly	2/21/2032	240,262	(542)
Citibank, N.A.	Staples, Inc., Closing Date Term Loan, 3M SOFR + 5.75%	407,314	3M SOFR + 1.50%	Monthly	8/23/2029	403,426	(6,998)
Citibank, N.A.	Star Parent, Inc., Term Loan B, 3M SOFR + 4.00% (c)	473,250	3M SOFR + 1.50%	Monthly	9/30/2030	476,488	2,489
Citibank, N.A.	Stonepeak Bayou, Term Loan B 2025 (b)(c)	302,826	3M SOFR + 1.50%	Monthly	9/24/2032	304,348	1,522
Citibank, N.A.	Stonepeak Nile Parent LLC, Initial Term Loan, 3M SOFR + 2.75%	236,023	3M SOFR + 1.50%	Monthly	4/11/2032	236,570	531
Citibank, N.A.	SupplyOne, Term B Loan, 1M SOFR + 3.50%	21,200	3M SOFR + 1.50%	Monthly	4/21/2031	21,538	305
Citibank, N.A.	Taylor Made Golf Company, Initial Term Loan, 1M SOFR + CSA + 3.25%	548,919	3M SOFR + 1.50%	Monthly	1/26/2029	556,450	5,864

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
September 30, 2025 (Continued)

TOTAL RETURN SWAP CONTRACTS (a)

								Net Unrealized
		Notional		Payment	Termination			Appreciation
Counterparty	Reference Entity/Obligation	Amount	Fund Pays	Frequency	Date	Fair Value		(Depreciation)
Citibank, N.A.	Tenneco Inc., Term B Loan (First Lien), 3M SOFR + CSA + 5.00%	$425,000	3M SOFR + 1.50%	Monthly	11/17/2028	$490,820		$37,119
Citibank, N.A.	TK Elevator Midco GmbH, Facility B (USD), 6M SOFR + 3.00%	79,601	3M SOFR + 1.50%	Monthly	4/30/2030	79,888		288
Citibank, N.A.	TKO Worldwide Holdings, LLC, Additional Term B-5 Loan (First Lien), 3M SOFR + 2.00%	163,895	3M SOFR + 1.50%	Monthly	11/21/2031	164,673		777
Citibank, N.A.	Transdigm Inc., New Tranche J Term Loan, 3M SOFR + 2.50%	89,324	3M SOFR + 1.50%	Monthly	2/28/2031	89,605		225
Citibank, N.A.	Transdigm Inc., New Tranche K Term Loan, 1M SOFR + 2.25%	709,279	3M SOFR + 1.50%	Monthly	3/22/2030	717,238		7,955
Citibank, N.A.	Transdigm Inc., Term Loan B 2025, 1M SOFR + 2.50%	55,417	3M SOFR + 1.50%	Monthly	8/13/2032	55,558		140
Citibank, N.A.	Tronox Finance LLC, TLB 2024, 3M SOFR + 2.25%	245,647	3M SOFR + 1.50%	Monthly	4/4/2029	225,841		(19,806)
Citibank, N.A.	TruGreen Limited Partnership, Second Refinancing Term Loan (First Lien), 1M SOFR + CSA + 4.00%	352,607	3M SOFR + 1.50%	Monthly	11/2/2027	362,274		2,195
Citibank, N.A.	TTM Technologies, Inc., New Term Loan, 1M SOFR + 2.25% (b)	246,793	3M SOFR + 1.50%	Monthly	5/30/2030	249,047		2,140
Citibank, N.A.	U.S. Anesthesia Partners , Initial Term Loan (First Lien), 1M SOFR + CSA + 4.25%	548,665	3M SOFR + 1.50%	Monthly	9/25/2028	551,337		1,287
Citibank, N.A.	United Air Lines, Inc. and Continental Airlines, Inc., 2024 TLB, 3M SOFR + 2.00%	409,569	3M SOFR + 1.50%	Monthly	2/22/2031	415,870		5,981
Citibank, N.A.	United Natural Foods, 2024 Term Loan, 1M SOFR + 4.75%	115,839	3M SOFR + 1.50%	Monthly	4/25/2031	119,041		2,849
Citibank, N.A.	Vertex Aerospace Services Corp, 2024 Term Loan (First Lien), 1M SOFR + 2.25%	47,203	3M SOFR + 1.50%	Monthly	12/6/2030	47,274		65
Citibank, N.A.	VFS Global, Term Loan B 2025 (b)(c)	90,682	3M SOFR + 1.50%	Monthly	9/23/2032	90,966		284
Citibank, N.A.	Victory Capital Holdings, Inc., Term Loan B 2025 (c)	155,543	3M SOFR + 1.50%	Monthly	9/11/2032	155,641		98
Citibank, N.A.	Victra Finance Corp., Fifth Amendment Incremental Term Loan, 1M SOFR + 3.75%	676,040	3M SOFR + 1.50%	Monthly	3/31/2029	697,671		21,618
Citibank, N.A.	Virtusa Corporation, Term B-2 Loan, 1M SOFR + 3.25%	772,399	3M SOFR + 1.50%	Monthly	2/15/2029	770,566		(3,206)
Citibank, N.A.	Vistage Worldwide, Initial Term Loan, 3M SOFR + 3.75% (b)	488,684	3M SOFR + 1.50%	Monthly	7/13/2029	491,446		2,151
Citibank, N.A.	Vivid Seats, 2025 Refinancing Term Loan (First Lien), 3M SOFR + 2.25% (b)	76,156	3M SOFR + 1.50%	Monthly	2/5/2029	54,975		(21,180)
Citibank, N.A.	Vizient, Inc., Term B-8 Loan, 1M SOFR + 1.75%	56,364	3M SOFR + 1.50%	Monthly	8/1/2031	56,726		344
Citibank, N.A.	Voyager Parent LLC, Term B Loan (First Lien), 3M SOFR + 4.75%	242,500	3M SOFR + 1.50%	Monthly	7/1/2032	250,814		8,134
Citibank, N.A.	Wash Multifamily Laundry Systems, Initial Term Loan (b)(c)	49,875	3M SOFR + 1.50%	Monthly	9/10/2032	50,260		385
Citibank, N.A.	Watlow Electric Manufacturing Company, Initial Term Loan, 3M SOFR + 3.00%	931,074	3M SOFR + 1.50%	Monthly	3/2/2028	932,833		1,985
Citibank, N.A.	WELLFUL INC., Tranche B Term Loan (First Lien), 1M SOFR + CSA + 6.25% (b)	375,687	3M SOFR + 1.50%	Monthly	10/19/2030	339,762		(35,925)
Citibank, N.A.	White Cap Supply Holdings, LLC, Tranche C Term Loan, 1M SOFR + 3.25%	417,399	3M SOFR + 1.50%	Monthly	10/19/2029	419,856		2,291
Citibank, N.A.	WhiteWater DBR, Term B-1 Loan, 3M SOFR + 2.25%	703,948	3M SOFR + 1.50%	Monthly	3/3/2031	709,370		5,110
Citibank, N.A.	WhiteWater Matterhorn, Initial Term Loan, 3M SOFR + 2.25%	173,043	3M SOFR + 1.50%	Monthly	6/16/2032	174,022		950
Citibank, N.A.	Wood MacKenzie, Term Loan, SOFR + 3.00% (d)	152,308	3M SOFR + 1.50%	Monthly	1/31/2031	153,314		1,006
Citibank, N.A.	Xperi, Initial Term B Loan, 1M SOFR + 2.50%	550,496	3M SOFR + 1.50%	Monthly	6/8/2028	555,971		5,064
Citibank, N.A.	ZelisRedCard, Term B-2 Loan, 1M SOFR + 2.75%	982,563	3M SOFR + 1.50%	Monthly	9/28/2029	986,369		2,340
		$86,991,839				$84,468,960	(f)	$(2,788,084)

(a)	The Fund’s interest in the total return swap transactions are held through a wholly-owned subsidiary of the Fund, RACR-FS, LLC, a Delaware limited liability company.

(b)	Security is classified as Level 3 in the Fund’s fair value hierarchy.

(c)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to settlement date, including spread.

(d)	Security has more than one contract with varying floating benchmark rates indexed to SOFR.

(e)	This Investment or portion thereof was not funded as of September 30, 2025.

(f)	From time to time, the Fund may receive or pay upfront fees that generally represent premiums paid or received in relation to the total return swap contract reference entities listed in the table above. The Fund has determined that such fees were not material to the total return swap contracts during the year ended September 30, 2025.

Abbreviations:

CSA - Security has a credit spread adjustment to account for the difference between LIBOR and SOFR.

PIK - Payment-in-kind security for which interest is paid in cash or additional principal.

Reference Rates - Reference rates reset throughout the period and therefore the rates in the schedule of investments may vary from the rates noted immediately below.

1M SOFR - 1 Month SOFR as of September 30, 2025 was 4.12920%.

3M SOFR - 3 Month SOFR as of September 30, 2025 was 3.97639%.

6M SOFR - 6 Month SOFR as of September 30, 2025 was 3.84590%.

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Statement of Assets and Liabilities
September 30, 2025

ASSETS
Investments:
Unaffiliated Investments at fair value (cost $272,333,865)	$245,551,376
Affiliated Investments at fair value (cost $68,459,943)	66,242,521
Cash	244,818
Cash collateral for total return swaps	24,483,519
Interest receivable	3,120,274
Receivable for investments sold	229,381
Receivable for Fund shares sold	829,168
Unrealized appreciation on total return swap contracts	533,794
Collateral receivable	758,145
Prepaid expenses and other assets	303,420
TOTAL ASSETS	$342,296,416

LIABILITIES
Payable for securities purchased	9,538,116
Line of credit payable (Note 7)	26,000,000
Payable for reverse repurchase agreement (Note 7)	34,948,000
Unrealized depreciation on total return swap contracts	3,321,878
Due to Advisor	55,243
Administrative fees payable (Note 8)	617,973
Professional fees payable	72,167
Interest expense payable	836,459
Trustee fees payable (Note 8)	221,204
Transfer agency fees payable (Note 8)	346,684
Custody fees payable	27,481
Distribution fee payable (Note 8)	84,018
Shareholder Servicing fees payable (Note 8)	51,333
Deferred tax liability	329,961
Accrued expenses and other liabilities	760,042
TOTAL LIABILITIES	$77,210,559
COMMITMENTS AND CONTINGENCIES (Note 2)
NET ASSETS	$265,085,857

NET ASSETS CONSIST OF
Paid-in capital	$291,598,084
Accumulated deficit	$(26,512,227)
NET ASSETS	$265,085,857

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Statement of Assets and Liabilities
September 30, 2025

PRICING OF SHARES
Class A
Net Assets	$13,375,479
Shares of beneficial interest outstanding (unlimited number of authorized shares, no par value common stock authorized)	609,129
Net asset value	$21.96
Maximum offering price per share (Maximum sales load of 5.75%)	$23.30
Class C
Net Assets	$9,892,162
Shares of beneficial interest outstanding (unlimited number of authorized shares, no par value common stock authorized)	468,585
Net asset value (a)	$21.11
Maximum offering price per share	$21.11
Class I
Net Assets	$241,166,202
Shares of beneficial interest outstanding (unlimited number of authorized shares, no par value common stock authorized)	10,839,025
Net asset value	$22.25
Maximum offering price per share	$22.25
Class L
Net Assets	$652,014
Shares of beneficial interest outstanding (unlimited number of authorized shares, no par value common stock authorized)	30,103
Net asset value	$21.66
Maximum offering price per share (Maximum sales load of 4.25%)	$22.62

(a)	Subject to early-withdrawal charge. Redemption price varies based on length of time held (Note 2).

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Statement of Operations
For The Year Ended September 30, 2025

INVESTMENT INCOME
Interest income	$24,328,241
Dividend income from unaffiliated investments	1,321,170
Income from affiliated investments	2,253,234
Total Investment Income	27,902,645

EXPENSES
Management fees (Note 8)	3,970,621
Incentive Fees (Note 8)	2,359,354
Shareholder Servicing fees (Note 8)
Class A	33,771
Class C	33,962
Class L	1,624
Distribution fees (Note 8)
Class C	78,035
Class L	1,624
Networking fees
Class I	398,406
Class A	13,908
Class C	10,059
Class L	878
Interest expense (Note 7)	5,319,871
Administrative fees (Note 8)	3,350,039
Professional fees	1,356,546
Transfer agency fees (Note 8)	250,889
Trustees fees (Note 8)	298,253
Printing fees	194,088
Custody fees	118,036
State Registration fees	78,973
Insurance fees	26,397
Other expenses	668,864
Total Expenses	18,564,198
Expenses reimbursed by Adviser (Note 8)	(4,778,561)
Net Expenses	13,785,637
Net Investment Income	14,117,008
Net realized loss on unaffiliated investments	(512,119)
Net realized gain on total return swap contracts	369,650
Net change in unrealized appreciation on affiliated investments	9,314,330
Net change in unrealized depreciation on unaffiliated investments	(763,636)
Net change in unrealized appreciation on total return swap contracts	301,950
Net change in deferred tax liability	(329,961)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	8,380,214
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,497,222

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Statements of Changes in Net Assets

	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	September 30, 2025	September 30, 2024

OPERATIONS
Net investment income	$14,117,008	$17,491,527
Net realized gain on investments and total return swap contracts	(142,469)	2,342,583
Net change in unrealized appreciation (depreciation) on unaffiliated investments, affiliated investments and total return swap contracts, net of taxes	8,522,683	(24,153,658)
Net increase (decrease) in net assets resulting from operations	22,497,222	(4,319,548)

DISTRIBUTIONS TO SHAREHOLDERS
Class A
From distributable earnings	(551,098)	(624,936)
From return of capital	(561,677)	(385,650)
Class C
From distributable earnings	(417,936)	(634,966)
From return of capital	(461,850)	(410,418)
Class I
From distributable earnings	(10,148,741)	(14,345,593)
From return of capital	(10,194,250)	(8,752,773)
Class L
From distributable earnings	(26,543)	(33,878)
From return of capital	(28,096)	(21,315)
Net (decrease) in net assets from distributions to shareholders	(22,390,191)	(25,209,529)

BENEFICIAL INTEREST TRANSACTIONS
Class A
Shares sold	1,581,504	3,436,585
Distribution reinvested	530,207	518,762
Shares repurchased	(872,762)	(885,064)
Class C
Shares sold	887,982	1,211,528
Distribution reinvested	314,102	456,470
Shares repurchased, net of early withdrawal charges (Note 2)	(2,249,230)	(1,664,638)
Class I
Shares sold	37,136,115	47,936,930
Distribution reinvested	2,189,773	3,410,277
Shares repurchased	(52,624,269)	(60,924,511)
Class L
Shares sold	—	148,730
Distribution reinvested	9,405	9,088
Shares repurchased	(2,113)	(33,049)
Net (decrease) in net assets derived from beneficial interest transactions	(13,099,286)	(6,378,892)
Net (decrease) in net assets	(12,992,255)	(35,907,969)

NET ASSETS
Beginning of Period	278,078,112	313,986,081
End of Period	$265,085,857	$278,078,112

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Statements of Changes in Net Assets

	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	September 30, 2025	September 30, 2024

Other Information
Class A:
Beginning shares	553,236	424,355
Shares sold	71,537	144,233
Distribution reinvested	24,134	22,041
Shares repurchased	(39,778)	(37,393)
Net Increase in Shares Outstanding	55,893	128,881
Ending shares	609,129	553,236
Class C
Beginning shares	517,618	518,546
Shares sold	42,037	52,502
Distribution reinvested	14,828	19,929
Shares repurchased	(105,898)	(73,359)
Net (Decrease) in Shares Outstanding	(49,033)	(928)
Ending shares	468,585	517,618
Class I:
Beginning shares	11,439,086	11,824,907
Shares sold	1,667,054	2,011,316
Distribution reinvested	98,518	143,265
Shares repurchased	(2,365,633)	(2,540,402)
Net (Decrease) in Shares Outstanding	(600,061)	(385,821)
Ending shares	10,839,025	11,439,086
Class L:
Beginning shares	29,767	24,478
Shares sold	—	6,294
Distribution reinvested	434	390
Shares repurchased	(98)	(1,395)
Net Increase in Shares Outstanding	336	5,289
Ending shares	30,103	29,767

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Statement of Cash Flows
September 30, 2025

Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$22,497,222
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(53,148,001)
Proceeds from sales of investments	70,351,367
Net cash paid on total return swap contracts	(5,172)
Net proceeds from short-term investments	1,126,802
Payment-in-kind Interest	(228,058)
Net realized loss from unaffiliated investments	512,119
Net realized gain on total return swap contracts	(369,650)
Net change in unrealized depreciation on unaffiliated investments	763,636
Net change in unrealized appreciation on affiliated investments	(9,314,330)
Net change in unrealized appreciation on total return swap contracts	(301,950)
Net change in deferred tax liability	329,961
Accretion and amortization of discounts and premiums, net	1,187,194
(Increase)/Decrease in Assets:
Interest receivable	384,493
Collateral receivable	(758,145)
Prepaid expenses and other assets	(182,093)
Increase/(Decrease) in Liabilities:
Due to Adviser	(315,940)
Professional fees payable	(347,073)
Administration fees payable	176,560
Transfer agency fees payable	189,527
Distribution fee payable	23,351
Shareholder servicing fee payable	16,278
Accrued expenses and other liabilities	(211,463)
Interest expenses payable	178,966
Custody fees payable	(15,519)
Trustee fees payable	(251,296)
Net cash provided by operating activities	$32,288,786

Cash Flows from Financing Activities:
Increase in Line of Credit borrowings	$74,500,000
Decrease in Line of Credit borrowings	(81,500,000)
Increases in Reverse Repurchase borrowings	48,114,000
Decreases in Reverse Repurchase borrowings	(36,501,000)
Proceeds from Shares sold	39,170,329
Payment of Shares repurchased	(55,748,374)
Cash distributions paid	(19,346,704)
Net cash used in financing activities	$(31,311,749)

Net Change in Cash and Cash Equivalents	$977,037

Cash and Cash Equivalents, beginning of period	$23,751,300
Cash and Cash Equivalents, end of period	$24,728,337
Non-cash financing activities herein consist of reinvestment of distributions of:	$3,043,487
Cash paid during the period for interest from bank borrowing:	$5,140,905

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
Cash	$603,820
Cash collateral for total return swaps	23,147,480
Total	$23,751,300
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
Cash	$244,818
Cash collateral for total return swaps	24,483,519
Total	$24,728,337

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class A

	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	September 30, 2025		September 30, 2024		September 30, 2023		September 30, 2022	September 30, 2021

Net asset value, beginning of period	$21.99		$24.42		$26.11		$26.45	$25.16

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)	1.14		1.33		1.53		1.20	0.91
Net realized and unrealized gain/(loss)	0.68		(1.75)		(1.58)		0.02	1.91
Total from investment operations	1.82		(0.42)		(0.05)		1.22	2.82

DISTRIBUTIONS
From net investment income	(0.91)		(1.24)		(0.99)		(0.78)	(0.99)
From net realized gain on investments	—		—		—		—	(0.36)
Return of Capital	(0.94)		(0.77)		(0.65)		(0.78)	(0.18)
Total distributions	(1.85)		(2.01)		(1.64)		(1.56)	(1.53)

Net increase/(decrease) in net asset value	(0.03)		(2.43)		(1.69)		(0.34)	1.29
Net asset value, end of year	$21.96		$21.99		$24.42		$26.11	$26.45
TOTAL RETURN (b)	8.62	% (c)	(2.03	)% (c)	(0.26	)% (c)	4.78%	11.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)	$13,375		$12,165		$10,364		$6,256	$1,127

Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	7.16	% (d)	6.70	% (d)	6.23	% (d)	3.76%	9.94%
Ratio of expenses to average net assets including fee waivers and reimbursements	5.36	% (d)	5.56	% (d)	4.94	% (d)	2.50%	1.74	% (e)
Ratio of net investment income to average net assets including fee waivers and reimbursements	5.16%		5.66%		6.01%		4.60%	3.53%
Portfolio Turnover Rate	18%		22%		9%		11%	122%

(a)	Calculated using the average shares method.

(b)	Total returns have not been annualized and do not reflect the impact of sales load. Total returns would have been lower had certain expenses not been waived or reimbursed during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	The ratio includes the incentive fee incurred during the years ended September 30, 2025, September 30, 2024 and September 30, 2023.

(e)	The Adviser waived the management fees from commencement of operations May 5, 2020 to June 30, 2021. Without this waiver the net expense ratio would have been 2.50%.

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class C

	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	September 30, 2025		September 30, 2024		September 30, 2023		September 30, 2022	September 30, 2021

Net asset value, beginning of period	$21.28		$23.73		$25.63		$26.16	$25.08

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)	0.96		1.14		1.31		0.90	0.70
Net realized and unrealized gain/(loss)	0.66		(1.64)		(1.61)		0.11	1.90
Total from investment operations	1.62		(0.50)		(0.30)		1.01	2.60

DISTRIBUTIONS
From net investment income	(0.85)		(1.18)		(0.95)		(0.77)	(0.98)
From net realized gain on investments	—		—		—		—	(0.36)
Return of Capital	(0.94)		(0.77)		(0.65)		(0.77)	(0.18)
Total distributions	(1.79)		(1.95)		(1.60)		(1.54)	(1.52)

Net increase/(decrease) in net asset value	(0.17)		(2.45)		(1.90)		(0.53)	1.08
Net asset value, end of year	$21.11		$21.28		$23.73		$25.63	$26.16
TOTAL RETURN (b)	7.91	% (c)	(2.42	)% (c)	(1.26	)% (c)	4.05%	10.73%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)	$9,892		$11,013		$12,303		$9,543	$5,972

Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	7.89	% (d)	7.44	% (d)	6.94	% (d)	4.57%	11.49%
Ratio of expenses to average net assets including fee waivers and reimbursements	6.03	% (d)	6.29	% (d)	5.66	% (d)	3.25%	2.48	% (e)
Ratio of net investment income to average net assets including fee waivers and reimbursements	4.50%		4.96%		5.25%		3.50%	2.73%
Portfolio Turnover Rate	18%		22%		9%		11%	122%

(a)	Calculated using the average shares method.

(b)	Total returns have not been annualized. Total returns would have been lower had certain expenses not been waived or reimbursed during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	The ratio includes the incentive fee incurred during the years ended September 30, 2025, September 30, 2024 and September 30, 2023.

(e)	The Adviser waived the management fees from commencement of operations May 5, 2020 to June 30, 2021. Without this waiver the net expense ratio would have been 2.50%.

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class I

	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	September 30, 2025		September 30, 2024		September 30, 2023		September 30, 2022	September 30, 2021

Net asset value, beginning of period	$22.23		$24.59		$26.26		$26.54	$25.18

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)	1.20		1.42		1.60		1.21	0.99
Net realized and unrealized gain/(loss)	0.69		(1.76)		(1.62)		0.08	1.90
Total from investment operations	1.89		(0.34)		(0.02)		1.29	2.89

DISTRIBUTIONS
From net investment income	(0.93)		(1.25)		(1.00)		(0.78)	(0.99)
From net realized gain on investments	—		—		—		—	(0.36)
Return of Capital	(0.94)		(0.77)		(0.65)		(0.79)	(0.18)
Total distributions	(1.87)		(2.02)		(1.65)		(1.57)	(1.53)

Net increase/(decrease) in net asset value	0.02		(2.36)		(1.67)		(0.28)	1.36
Net asset value, end of year	$22.25		$22.23		$24.59		$26.26	$26.54
TOTAL RETURN (b)	8.86	% (c)	(1.64	)% (c)	(0.15	)% (c)	5.04%	11.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)	$241,166		$254,254		$290,728		$258,576	$81,221

Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	6.96	% (d)	6.51	% (d)	5.97	% (d)	3.60%	9.98%
Ratio of expenses to average net assets including fee waivers and reimbursements	5.16	% (d)	5.31	% (d)	4.62	% (d)	2.25%	1.48	% (e)
Ratio of net investment income to average net assets including fee waivers and reimbursements	5.38%		5.95%		6.24%		4.60%	3.86%
Portfolio Turnover Rate	18%		22%		9%		11%	122%

(a)	Calculated using the average shares method.

(b)	Total returns have not been annualized. Total returns would have been lower had certain expenses not been waived or reimbursed during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	The ratio includes the incentive fee incurred during the years ended September 30, 2025, September 30, 2024 and September 30, 2023.

(e)	The Adviser waived the management fees from commencement of operations May 5, 2020 to June 30, 2021. Without this waiver the net expense ratio would have been 2.50%.

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class L

	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	September 30, 2025		September 30, 2024		September 30, 2023		September 30, 2022	September 30, 2021

Net asset value, beginning of period	$21.74		$24.14		$25.93		$26.35	$25.13

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)	1.07		1.26		1.45		1.06	0.95
Net realized and unrealized gain/(loss)	0.68		(1.68)		(1.61)		0.08	1.79
Total from investment operations	1.75		(0.42)		(0.16)		1.14	2.74

DISTRIBUTIONS
From net investment income	(0.89)		(1.21)		(0.98)		(0.78)	(0.98)
From net realized gain on investments	—		—		—		—	(0.36)
Return of Capital	(0.94)		(0.77)		(0.65)		(0.78)	(0.18)
Total distributions	(1.83)		(1.98)		(1.63)		(1.56)	(1.52)

Net increase/(decrease) in net asset value	(0.08)		(2.40)		(1.79)		(0.42)	1.22
Net asset value, end of year	$21.66		$21.74		$24.14		$25.93	$26.35
TOTAL RETURN (b)	8.37	% (c)	(2.01	)% (c)	(0.71	)% (c)	4.51%	11.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)	$652		$647		$591		$584	$105

Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	7.44	% (d)	6.96	% (d)	6.22	% (d)	4.08%	17.63%
Ratio of expenses to average net assets including fee waivers and reimbursements	5.60	% (d)	5.81	% (d)	5.10	% (d)	2.75%	1.59	% (e)
Ratio of net investment income to average net assets including fee waivers and reimbursements	4.93%		5.41%		5.75%		4.10%	3.73%
Portfolio Turnover Rate	18%		22%		9%		11%	122%

(a)	Calculated using the average shares method.

(b)	Total returns have not been annualized and do not reflect the impact of sales load. Total returns would have been lower had certain expenses not been waived or reimbursed during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	The ratio includes the incentive fee incurred during the years ended September 30, 2025, September 30, 2024 and September 30, 2023.

(e)	The Adviser waived the management fees from commencement of operations May 5, 2020 to June 30, 2021. Without this waiver the net expense ratio would have been 2.50%.

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2025

Note 1 - Organization and Registration

CIM Real Assets & Credit Fund (the “Fund”), a Delaware statutory trust, is a non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund engages in a continuous offering of shares and operates as an interval fund that offers to make quarterly repurchases of shares at net asset value (“NAV”). The Fund’s investment objective is to generate current income through cash distributions and preserve shareholders’ capital across various market cycles, with a secondary objective of capital appreciation.

The Fund’s investment adviser is CIM Capital IC Management, LLC, a Delaware limited liability company (the “Adviser”) that is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is primarily responsible for determining the amount of the Fund’s total assets that are allocated to each of the Fund’s sub-advisers and will review such allocation percentage on an ongoing basis and adjust the allocation percentage as necessary to best achieve the Fund’s investment objective.

The Adviser has engaged CIM Capital SA Management, LLC, a Delaware limited liability company (the “CIM Sub-Adviser”) that is registered as an investment adviser with the SEC under the Advisers Act, to act as an investment sub-adviser to the Fund. The CIM Sub-Adviser is a wholly-owned subsidiary of CIM Group Management, LLC and is an affiliate of the Adviser. The CIM Sub-Adviser is responsible for identifying and sourcing investment opportunities with respect to real assets held by the Fund. The Fund defines “real assets” as assets issued by issuers where the underlying interests are investments in real estate or infrastructure (“Real Assets”). The Fund’s investments in Real Assets will consist of (1) direct real estate that is held through one or more wholly-owned subsidiaries, (2) public real estate investment trusts (“REITs”) (including publicly-traded REITs and publicly registered and non-listed REITs) and private REITs, (3) real estate mortgages, (4) commercial mortgage-backed securities (“CMBS”) and (5) infrastructure assets. The Fund’s investments in Real Assets will generally consist of Real Assets in qualified communities throughout the United States (“Qualified Communities”). In addition to its Real Assets located in the United States, the Fund invests in Real Assets located in foreign countries (including real estate debt or mortgages backed by real estate in foreign countries). The Fund will limit its foreign Real Assets investments to Real Assets located in Canada, and countries in Western Europe, Central America or South America and may invest in emerging market countries located in those regions. The Fund will limit its foreign investments to 15% of its total assets. There is no minimum allocation to foreign investments, and, at times, the Fund may hold only U.S. investments. The Fund has formed a wholly-owned subsidiary that has elected to be taxed as a REIT (the “REIT Subsidiary”). Certain of the Fund’s Real Assets are held through the REIT Subsidiary.

The Adviser has also engaged OFS Capital Management, LLC, a Delaware limited liability company (the “OFS Sub-Adviser”, and, together with the CIM Sub-Adviser, the “Sub-Advisers”) that is registered as an investment adviser with the SEC under the Advisers Act, to act as an investment sub-adviser to the Fund. The OFS Sub-Adviser is an indirect wholly-owned subsidiary of Orchard First Source Asset Management Holdings, LLC, and is an affiliate of the Adviser. The OFS Sub-Adviser is responsible for identifying and sourcing credit and credit-related investment opportunities as well as investments in CMBS. The Fund defines “Credit and Credit-Related Investments” as debt securities, such as bonds and loans, and securities that have risk profiles consistent with fixed-income securities such as preferred stock and subordinated debt. The Fund intends for its Credit and Credit-Related Investments to consist of (1) investments in floating and fixed rate loans; (2) broadly syndicated senior secured corporate loans; (3) investments in the debt and equity tranches of collateralized loan obligations (“CLOs”); and (4) opportunistic credit investments, by which the Fund means stressed and distressed credit situations, restructurings and non-performing loans.

The Fund was organized as a statutory trust on February 4, 2019, under the laws of the State of Delaware. The Fund had no operations from that date through May 4, 2020, other than those relating to organizational matters and the registration of its shares under applicable securities laws.

On May 5, 2020, the Fund commenced a continuous public offering of Class I Common Shares (the “Class I Shares”), Class A Common Shares (the “Class A Shares”), Class C Common Shares (the “Class C Shares”) and Class L Common Shares (the “Class L Shares”). The Fund has received exemptive relief from the SEC to permit the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early withdrawal charges.1 The Adviser and its affiliates own shares in the Fund representing 3.0% of the NAV as of September 30, 2025.

Class C Shares and Class I Shares are offered on a continuous basis at NAV. Class C Shares are subject to a 1.00% early withdrawal charge. Class A Shares are offered at NAV plus a maximum sales load of 5.75% of the offering price. Class L Shares are offered at NAV plus a maximum sales load of 4.25% of the offering price. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and early withdrawal charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans, and other matters that exclusively affect such class, and separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. The Fund’s income, expenses (other than class-specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. Class specific expenses, where applicable, include distribution fees, shareholder servicing fees and networking fees.

Note 2 - Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946 - Investment Companies. The consolidated financial statements include the accounts of the Fund and its wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

1	(CIM Real Assets & Credit Fund, et al. (File No. 812-15001, Release No. IC-33659 (Oct. 22, 2019) (order), Release No. IC-33630 (Sep. 23, 2019) (notice))

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2025

Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Operating Segments

The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the Chief Executive Officer, Chief Financial Officer and Vice President for portfolio oversight of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, portfolio composition, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights. As the Fund operates as a single operating segment, segment assets and significant segment expenses are the same as those presented on the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, respectively.

Portfolio Valuation

The Fund determines the NAV per each class of Common Shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session (normally, 4:00 pm eastern time). The Fund calculates NAV per Common Share on a class-specific basis, by dividing the total value of the Fund’s net assets attributable to the applicable class by the total number of Common Shares of such class outstanding. The Fund’s net assets are determined by subtracting any liabilities (including borrowings for investment purposes) from the total value of its portfolio investments and other assets.

Pursuant to Rule 2a-5 (“Rule 2a-5”) of the 1940 Act, the Board of Trustees (the “Board’) of the Fund has designated the Adviser as the “valuation designee” under Rule 2a-5, meaning that the Adviser values the Fund’s assets in good faith pursuant to valuation policies and procedures that were approved by the Board.

In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, and consistent with the valuation policy and procedures approved by the Board, portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Adviser, in accordance with Rule 2a-5, has adopted policies and procedures for determining the fair value of such securities and other assets.

Fair Value Measurements

In accordance with ASC Topic 820 – Fair Value Measurements and Disclosures, a three-tier fair value hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the fair value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date. An active market is defined as a market in which transactions for the assets or liabilities occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active (markets with few transactions), inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves etc.), and inputs that are derived principally from or corroborated by observable market data correlation or other means (market corroborated inputs).

Level 3 – Unobservable inputs, which are only used to the extent that observable inputs are not available, reflect the Fund’s assumptions about the pricing of an asset or liability.

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2025

The following is a summary of the values of the Fund’s investments based upon the hierarchy described above as of September 30, 2025:

	Level 1 - Unadjusted	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stock	$10,043	$—	$17,366,241	$17,376,284
Bank Loans	—	170,026	40,067,521	40,237,547
Collateralized Loan Obligations - Debt	—	57,723,131	—	57,723,131
Collateralized Loan Obligations - Equity	—	—	25,113,753	25,113,753
Commercial Mortgage-Backed Securities	—	53,332,685	3,982,855	57,315,540
Direct Real Estate	—	—	87,306,389	87,306,389
Loan Accumulation Facility	—	—	5,500,000	5,500,000
Real Estate Related Loans	—	—	15,326,885	15,326,885
Warrants	—	—	11,963	11,963
Short Term Investments	5,882,405	—	—	5,882,405
Total	$5,892,448	$111,225,842	$194,675,607	$311,793,897

	Level 1 - Unadjusted	Level 2 - Other Significant	Level 3 - Significant
Other Financial Instruments	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Assets
Total Return Swap Contracts	$—	$472,069	$61,725	$533,794
Liabilities
Total Return Swap Contracts	$—	$(2,171,418)	$(1,150,460)	$(3,321,878)
Total	$—	$(1,699,349)	$(1,088,735)	$(2,788,084)

Transfers pertain primarily, but are not limited to, the Fund’s bank loans that are classified as Level 2 or Level 3 depending on the number of market quotations or indicative prices from pricing services that are available, and whether the depth of the market is sufficient to transact those prices in amounts approximating the Fund’s investment position at the measurement date. To the extent a particular investment was previously classified at Level 2 but currently there is insufficient trading activities for such (or similar) investment to obtain market quotations or indicative prices from pricing services that are available during the relevant valuation period, such investment would be transferred to Level 3. Conversely, to the extent a particular investment was previously classified at Level 3 but currently there is sufficient trading activities for such (or similar) investment to obtain market quotations or indicative prices from pricing services that are available during the relevant valuation period, such investment would be transferred to Level 2.

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

					Change in
	Balance as of	Accrued		Realized	Unrealized	Purchases/
	September	Discount/		Gain/	Appreciation/	Capitalized	Sales/	Transfer Out	Balance as of
Asset Type	30, 2024	Premium		(Loss)	Depreciation	Interest	Paydowns	of Level 3	September 30, 2025
Common Stock	$9,380,769	$—		$—	$7,976,710	$8,762	$—	$—	$17,366,241
Bank Loans	48,267,209	108,475		(741,153)	511,964	163,203	7,893,359	348,818	40,067,521
Collateralized Loan Obligations - Equity	27,639,250	(2,178,731	) (1)	—	(3,732,451)	3,385,685	—	—	25,113,753
Commercial Mortgage-Backed Securities	4,666,285	99,028		(1,894)	(902,572)	131,645	9,637	—	3,982,855
Direct Real Estate	64,467,140	—		—	6,013,487	17,881,593	1,055,831	—	87,306,389
Loan Accumulation Facility	2,500,000	—		—	—	5,500,000	2,500,000	—	5,500,000
Real Estate-Related Loans	28,950,875	(1,390)		186,120	7,400	1,645,000	15,461,120	—	15,326,885
Warrants	9,280	—		—	2,683	—	—	—	11,963
Total	$185,880,808	$(1,972,618)		$(556,927)	$9,877,221	$28,715,888	$26,919,947	$348,818	$194,675,607

(1)	Amount includes $3,799,590 of interest income accretion, offset by $5,978,321 of distributions from the Fund’s CLO Equity Investments.

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2025

The table below provides additional information about the Level 3 Fair Value Measurements as of September 30, 2025:

Asset Class	Fair Value	Valuation Technique	Unobservable Inputs(1)	Range Minimum	Range Maximum	Weighted Average
Direct Real Estate	$87,306,389	Income Approach	Discount Rate	6.50%	8.00%	7.20%
			Terminal Capitalization Rate	5.00%	7.00%	5.89%
Real Estate Related Loans	15,326,885	Income Approach	Discount Rate	1.63%	2.63%	2.13%
Commercial Mortgage-Backed Securities	3,982,855	Income Approach	Discount Rate	8.34%	37.50%	12.59%
Collateralized Loan Obligations - Equity	24,905,014	Income Approach	Discount Rate	10.50%	37.50%	17.73%
			Constant Prepayment Rate	20.00%	20.00%	20.00%
			Constant Default Rate	2.00%	3.00%	2.08%
			Reinvestment Spread - SOFR	2.99%	6.00%	3.40%
			Reinvestment Price	99.00%	99.50%	(2)
			Reinvestment Floor	0.50%	0.75%	0.52%
			Recovery Rate	65.00%	65.00%	65.00%
Collateralized Loan Obligations - Equity	208,739	Market Approach	NAV Liquidation (3)
Bank Loans	38,433,006	Income Approach	Discount Rate	7.74%	23.65%	11.98%
Bank Loans	1,065,197	Market Approach	EBITDA Multiple	7.00x	10.50x	9.99x
			LTM Revenue Multiple	.28x	.33x	.31x
Bank Loans	569,318	Third Party Pricing Service	Broker Quote	—	—	—
Common Stock	16,873,000	Income Approach	Discount Rate	13.50%	14.50%	14.00%
		Market Approach	EBITDA Multiple	5.50x	8.00x	6.88x
Common Stock	493,241	Market Approach	Transaction Price	$163.19	$393.44	$274.84
Loan Accumulation Facility	5,500,000	Market Approach	Transaction Price	$100.00	$100.00	$100.00
Warrants	11,963	Black-Scholes	Volatility	55.00%	85.00%	70.00%
Total	$194,675,607

(1)	In isolation, increases (decreases) in discount rate and terminal capitalization rate inputs would result in a decrease (increase) in fair value measurement, and increases (decreases) in broker quote, EBITDA multiple, transaction price, volatility inputs would result in an increase (decrease) in fair value measurement.

(2)	A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.

(3)	NAV liquidation represents the fair value, or estimated expected residual value, of the investment.

The following is a reconciliation for the year ended September 30, 2025, of the total return swap contracts for which significant unobservable inputs (Level 3) were used in determining fair value:

Total Return Swap Contracts
Balance as of September 30, 2024	$(887,723)
Change in Unrealized Appreciation/(Depreciation)	(82,460)
Purchased Unrealized Appreciation/(Depreciation)	14,223
Sold Unrealized Appreciation/(Depreciation)	132,261
Transfers In of Unrealized Appreciation/(Depreciation)	(280,242)
Transfers Out of Unrealized Appreciation/(Depreciation)	15,206
Ending Balance as of September 30, 2025	$(1,088,735)
Net change in Unrealized Appreciation/(Depreciation) attributable to Level 3 investments held at September 30, 2025	$(348,479)

The table below provides additional information about the Level 3 Fair Value Measurements of the total return swap contracts as of September 30, 2025:

				Range	Range	Weighted
Asset Class	Fair Value	Valuation Technique	Unobservable Inputs(1)	Minimum	Maximum	Average
Assets
Total Return Swap Contracts	$61,725	Third Party Pricing Service	Broker Quote of Underlying Bank Loan	—	—	—
Liabilities
Total Return Swap Contracts	$(1,150,460)	Third Party Pricing Service	Broker Quote of Underlying Bank Loan	—	—	—
Total	$(1,088,735)

(1)	In isolation, increases (decreases) in broker quote inputs would result in an increase (decrease) in fair value measurement.

Cash

The Fund places its cash with two banking institutions, which are insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year ended September 30, 2025, the amount on deposit exceeded the FDIC limit and subjected the Fund

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2025

to credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities; however, if a depository institution fails to return these deposits or is otherwise subject to adverse conditions in the financial or credit markets, our access to such deposits could be limited, which could in turn adversely impact our short-term liquidity and our ability to meet our operating expenses or working capital needs.

Commitments and Contingencies

In the normal course of business, the Fund’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund’s custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of representations and warranties and indemnification provisions and may engage from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of material loss to be remote.

Master Netting Agreements

In accordance with ASC 210 – Balance Sheet, the Fund has implemented disclosures to provide gross and net information about instruments and transactions eligible for offset on the Consolidated Statement of Assets and Liabilities to enable users of the Fund’s financial statements to understand the effect or potential effect of those arrangements on its financial position. ASC 210 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting agreement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 – Derivatives and Hedging: (ii) repurchase and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions. For additional information regarding such arrangements, refer to Note 3 – Derivatives Transactions and Note 7 – Leverage.

Income Tax

For U.S. federal income tax purposes, the Fund has elected to qualify as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by distributing substantially all of its investment company taxable net income and realized gains, not offset by capital loss carryforwards, if any, to its shareholders. The Fund intends to file U.S. federal, state, and local tax returns as required.

On March 30, 2022, the Fund formed a REIT subsidiary (the “REIT Subsidiary”) to hold certain of the Fund’s real estate investments. The REIT Subsidiary qualified and elected to be taxed as a REIT for federal income tax purposes under Sections 856 through 860 of the Code, commencing with its taxable year ending December 31, 2022. If the REIT Subsidiary continues to qualify for taxation as a REIT, the REIT Subsidiary will generally not be subject to federal corporate income tax to the extent it distributes its taxable income to its stockholders, and so long as it, among other things, distributes at least 90% of its annual taxable income (computed without regard to the dividends paid deduction and excluding net capital gains). REITs are subject to a number of other organizational and operational requirements. Even though the REIT Subsidiary qualified for taxation as a REIT, and even if the REIT Subsidiary continues to qualify as a REIT, it may be subject to certain state and local taxes on its income and property, and federal income and excise taxes on its undistributed income. The financial statements contained herein include the accounts of the Fund, the REIT Subsidiary and all other subsidiaries of the Fund.

Investment Transactions and Investment Income

Investment security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on an accrual basis and is comprised of interest earned on investment securities and the accretion or amortization of origination, closing, commitment and other upfront fees, including original issue discounts, that are earned with respect to capital commitments. Such upfront fees are recognized over the life of the respective debt investment. Prepayment fees and similar income due upon the early repayment of a loan or debt security are recognized when earned and are included in interest income. Gains and losses on securities sold are determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event. Dividend income for public securities is recorded on the ex-dividend date. Dividend income received from the Fund’s direct real estate investments is recorded when taxable distributions are declared by vehicles into which the Fund has invested. During the year ended September 30, 2025, the Fund received $19,170 of dividend income related to its equity securities and $1,302,000 of dividend income related to its direct real estate investments, all of which is included in Dividend income from unaffiliated investments on the Consolidated Statement of Operations.

Unfunded Commitments

The Fund has participated in transactions that involve unfunded commitments relating to its existing investments, which may obligate the Fund to advance additional amounts. As of September 30, 2025, the Fund had $1,189,242 in unfunded commitments, which represents 0.4% of the Fund’s net assets as of September 30, 2025.

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2025

Security	Maturity	Unfunded
Boca Home Care Holdings Revolver	2/25/2027	$406,452
CVAUSA Management, LLC, Revolver	5/22/2028	285,714
Honor HN Buyer, Inc. Revolver	10/15/2027	115,512
Kreg LLC, Revolver	12/20/2026	21,739
MEDRINA, LLC Revolver	10/20/2029	212,766
Shiftkey, Revolver	6/21/2027	147,059
Total		$1,189,242

Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund has and expects to continue to declare dividends quarterly and pay them out to shareholders monthly. Distributions from net realized capital gains, if any, are expected to be declared and paid annually and are recorded on the applicable ex-dividend date. The character of income and gains to be distributed is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Early Withdrawal Charge

Selling brokers, or other financial intermediaries that have entered into selling agreements with Northern Lights Distributors, LLC (“Northern Lights”), the Fund’s distributor, may receive a commission of up to 1.0% of the purchase price of Class C Shares. Class C Shares will be subject to an early withdrawal charge of 1.0% of the shareholder’s repurchase proceeds in the event that a shareholder tenders his or her Class C Shares for repurchase such that they will have been held less than 365 days after purchase, as of the time of repurchase. The Distributor may waive the imposition of the early withdrawal charge in the following situations: (1) shareholder death or (2) shareholder bankruptcy. The early withdrawal charge may also be waived in connection with a number of additional circumstances, including repurchases representing returns of excess contributions to employer-sponsored benefit plans. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder. For any waiver request, notification must be made in conjunction with the repurchase request. If no such notification is received, the Fund reserves the right to reject the request for a waiver.

Note 3 - Derivative Transactions

The Fund’s investment objective allows it to enter into various types of derivative contracts such as total return swaps and forward foreign currency contracts. In doing so, the Fund and RACR-FS, LLC (its “Swap Subsidiary”) will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure only on certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objective more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Risk of Investing in Derivatives – The Fund’s use of derivatives can result in losses due to, among other things, unanticipated change in market conditions.

Derivatives may have little or no initial cash investment relative to their fair value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its fair value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Total Return Swap Contract – The Swap Subsidiary has entered into a total return swap referencing a portfolio of bank loans with Citibank, N.A. (“Citi”) as the counterparty. The total return swap allows the Fund to indirectly obtain exposure to a portfolio of bank loans (each a “Reference Asset”) without owning or taking physical custody of such bank loans. Under the total return swap, Citi has contractually committed to make payments based on the total return (income plus realized appreciation) of each Reference Asset in exchange for a periodic payment from the Swap Subsidiary based on a floating interest rate and any realized depreciation of each Reference Asset. Additionally, the Swap Subsidiary posts collateral to cover its potential contractual obligations to Citi under the total return swap. As of September 30, 2025, the Swap Subsidiary had $24,483,519 posted as collateral under the total return swap, which is included in cash collateral for total return swaps on the Consolidated Statement of Assets and Liabilities. The total return swap is marked-to-market daily consistent with the Fund’s valuation policy and changes in value are recorded by the Fund as unrealized gain or loss in the consolidated financial statements. If a Reference Asset is removed from the total return swap, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the price of such Reference Asset from the date it was added to the total return swap and the price of the Reference Asset at the time it was removed from the total return swap. As of September 30, 2025, the total return swap had an unrealized loss of $2,788,084.

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its total return swap derivative counterparty. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2025

and/or termination event as defined under the ISDA Master Agreement. The Fund has elected not to offset derivative assets and derivative liabilities that are subject to an enforceable master netting agreement, such as an ISDA Master Agreement, in the Consolidated Statement of Assets and Liabilities. The following table presents the Fund’s derivative instruments subject to an enforceable netting arrangement as of September 30, 2025:

		Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
		Unrealized appreciation on	Unrealized depreciation on
Description	Counterparty	total return swap contracts	total return swap contracts	Collateral Posted(1)	Net Amount
Total Return Swap Contract	Citibank, N.A.	$533,794	$(3,321,878)	$(2,788,084)	$—

(1)	Collateral pledged presented in the table above is adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral pledged may be more than the amounts disclosed herein.

The total return swap effectively adds leverage to the Fund’s portfolio because, in addition to the Fund’s total net assets, the Fund would be subject to investment exposure on the amount of bank loans subject to the total return swap. The total return swap is also subject to the risk that a counterparty will default on its payment obligations thereunder or that the Fund will not be able to meet its obligations to the counterparty. In addition, because the total return swap is a form of synthetic leverage, such arrangement is subject to risks similar to those associated with the use of leverage.

Fair values of total return swap contracts on the Consolidated Statement of Assets and Liabilities as of September 30, 2025, categorized by risk exposure, are as follows:

	Consolidated Statement of Assets		Consolidated Statement of Assets
Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Market and Credit Risk (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$533,794	Unrealized depreciation on total return swap contracts	$(3,321,878)
Total		$533,794		$(3,321,878)

For the year ended September 30, 2025, the average monthly notional value of total return swap contracts was $84,844,380. The following table represents the effect of total return swap contracts on the Consolidated Statement of Operations for the year ended September 30, 2025:

Risk Exposure	Consolidated Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Market and Credit Risk (Total Return Swap Contracts)	Net realized gain on total return swap contracts / Net change in unrealized appreciation on total return swap contracts	$369,650	$301,950
Total		$369,650	$301,950

In the normal course of business, the Fund uses certain types of derivative instruments for the purpose of managing or hedging its interest rate risk. As of September 30, 2025, the Fund had one non-designated interest rate cap agreement in connection with one direct real estate investment with a fair asset value of $37,327. During the year ended September 30, 2025, the Fund entered into a non-designated interest rate swap agreement in connection with one direct real estate investment with a fair value liability of $68,194 based on the Fund’s share as of September 30, 2025.

Note 4 - Direct Real Estate Investments

During the year ended September 30, 2025, the Fund held a 25.50% membership interest in a joint venture (the “1902 Park Ave Joint Venture”) with an affiliate (“1902 Park Ave Joint Venture Partner”) and an unrelated third party co-investor (“1902 Park Ave Co-Investor”). The 1902 Park Ave Joint Venture owns a residential property for seniors in Los Angeles, California.

During the year ended September 30, 2025, the 1902 Park Ave Co-Investor was admitted into the 1902 Park Ave Joint Venture. The net capital contribution from the admittance was used to repay the outstanding balance on the mortgage loan held through the 1902 Park Ave Joint Venture and to make a distribution of $952,538 to both the Fund and the 1902 Park Ave Joint Venture Partner. The Fund and the 1902 Park Ave Joint Venture Partner will receive a quarterly management fee from the 1902 Park Ave Co-Investor calculated as 0.1875% of the 1902 Park Ave Co-Investor’s initial capital contribution in connection with the 1902 Park Ave Joint Venture co-investment.

As of September 30, 2025, the Fund’s amortized cost basis in the property was $6,038,003 and the value of the Fund’s investment in the 1902 Park Ave Joint Venture was $5,864,817. An unrealized gain of $599,683 was recognized in the Consolidated Statement of Operations during the year ended September 30, 2025.

During the year ended September 30, 2025, the Fund held an 9.84% membership interest in a joint venture (the “Dallas Joint Venture”) with affiliates and an unrelated third party (“Unrelated Third Party Joint Venture Partner”). The Dallas Joint Venture owns an office property in Dallas, Texas. The Fund’s amortized cost basis in the property was $13,701,343, net of the Fund’s share of an affiliated mortgage note with a fair value of $12,300,015 and the value of the Fund’s investment in the Dallas Joint Venture was $12,723,951. An unrealized gain of $959,221 was recognized in the Consolidated Statement of Operations during the year ended September 30, 2025.

During the year ended September 30, 2025, the Fund held an 8.00% membership interest in a joint venture (the “Washington Joint Venture”) with an affiliate. The Washington Joint Venture owns a multi-family residential property in Washington D.C.’s metropolitan area. As of September 30, 2025, the Fund’s amortized cost basis in the property held by the Washington Joint Venture was $5,151,761, net of the Fund’s share of an affiliate mortgage

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2025

note with a fair value of $5,313,235 and the value of the Fund’s investment in the Washington Joint Venture was $4,860,530. An unrealized gain of $447,921 was recognized in the Consolidated Statement of Operations during the year ended September 30, 2025.

During the year ended September 30, 2025, the Fund held an 18.26% membership interest in a joint venture (the “Del Mar Joint Venture”) with affiliates. The Del Mar Joint Venture owns a multi-family residential property in Phoenix, Arizona. As of September 30, 2025, the Fund’s amortized cost basis in the property was $21,757,138, net of the Fund’s share of an affiliated mortgage note with a fair value of $30,889,111 and the value of the Fund’s investment in the Del Mar Joint Venture was $10,583,295. An unrealized loss of $559,827 was recognized in the Consolidated Statement of Operations during the year ended September 30, 2025.

The following table summarizes our wholly-owned real estate investments during the year ended September 30, 2025:

		Property		Fair Value as of		Fair Value as of	Unrealized Appreciation/
Property Name	Property Type	Location	Acquisition Date	October 1, 2024	Purchases	September 30, 2025	(Depreciation)
Sora	Multi-Family	Los Angeles	December 2021	$20,810,333	$327,500	$21,223,220	$85,387
4901 W Jefferson Blvd	Commercial	Los Angeles	June 2022	$4,356,193	$—	$4,853,937	$497,744
4707 W Jefferson Blvd	Commercial	Los Angeles	June 2022	$3,235,469	$—	$3,315,050	$79,581
3816-3822 W Jefferson Blvd	Commercial	Los Angeles	August 2022	$3,976,646	$—	$3,826,882	$(149,764)
101 N. & 145 S. La Brea	Commercial	Los Angeles	December 2024	$—	$4,620,782	$5,900,166	$1,279,384
127, 165 & 171 S. La Brea	Commercial	Los Angeles	December 2024	$—	$11,380,384	$14,154,541	$2,774,157

Note 5 - Investment Transactions

Investment transactions for the year ended September 30, 2025, includes $56,573,583 of investments purchased and $68,660,641 of investments sold.

Note 6 - Affiliated Investments

The following table shows the list of affiliated investments (as defined under the 1940 Act) as of September 30, 2025 and activity in the Fund’s affiliated investments during the year ended September 30, 2025, including investments made during the year ended September 30, 2025:

										Change in
							Fair Value as of	Share Balance as of		Unrealized
	Ownership	Fair Value as of			Sales/	Realized	September 30,	September 30,		Appreciation/
Name	%	October 1, 2024	Amortization	Purchases	Paydowns	Gain/Loss	2025	2025	Income	(Depreciation)
IENTC 1, LLC	21.3%	$8,832,240	$—	$—	$—	$—	$16,873,000	$213	$—	$8,040,760
Creative Media &
Community Trust Corp.	0.2%	190,871	—	—	—	—	10,043	1,584	—	(180,828)
Common Stock Total		$9,023,111	$—	$—	$—	$—	$16,883,043	$1,797	$—	$7,859,932

1902 Park Avenue (1)	25.5%	6,305,965	—	15,000	1,055,831	—	5,864,817	N/A	—	599,683
Del Mar Terrace	18.3%	9,605,195	—	1,537,927	—	—	10,583,295	N/A	—	(559,827)
EPIC	9.8%	11,764,730	—	—	—	—	12,723,951	N/A	—	959,221
Vale at the Parks	8.0%	4,412,609	—	—	—	—	4,860,530	N/A	—	447,921
Direct Real Estate Total		$32,088,499	$—	$1,552,927	$1,055,831	$—	$34,032,593	—	$—	$1,446,998

IENTC 2, LLC	(3)	1,645,000	—	—	1,645,000	—	—	N/A	134,092	—
IENTC 2, LLC DDTL B-1	(3)	8,225,000	—	—	8,225,000	—	—	N/A	669,243	—
IENTC 2, LLC 2023	(3)	2,115,000	—	—	2,218,870	103,870	—	N/A	139,122	—
IENTC 2, LLC 2023 DDTL B-1(2)	(3)	1,645,000	—	—	1,645,000	—	—	N/A	44,111	—
IENTC 2, LLC 2023 DDTL B-1 1	(3)	—	—	1,582,619	1,661,750	79,131	—	N/A	60,170	—
IENTC 2, LLC 2023 DDTL B-1 2	(3)	—	—	62,381	65,500	3,119	—	N/A	2,372	—
Society Las Olas 301 - S 1st Avenue Holdings LLC	7.1%	5,147,791	—	—	—	—	5,149,810	N/A	590,260	2,019

Society Las Olas - PMG- Greybook Riverfront I LLC	7.1%	10,173,084	(1,390)	—	—	—	10,177,075	N/A	613,864	5,381
Real Estate-Related Loans and Securities Total		$28,950,875	$(1,390)	$1,645,000	$15,461,120	$186,120	$15,326,885	—	$2,253,234	$7,400
TOTAL		$70,062,485	$(1,390)	$3,197,927	$16,516,951	$186,120	$66,242,521	$1,797	$2,253,234	$9,314,330

(1)	Investment meets the definition of control as stated below, as the Fund owns 25% or more of the investment’s voting securities.

(2)	Loan had a significant modification that closed January 2025 which resulted in two new, distinct loans, IENTC 2, LLC 2023 DDTL B-1 1 and IENTC 2, LLC 2023 DDTL B-1 2.

(3)	During the year ended September 30, 2025, the Fund’s investment in IENTC 2 real estate related securities was repaid in full.

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2025

As of September 30, 2025, the Fund and CIM Real Estate Finance Trust, Inc., a fund that is managed by an affiliate of CIM, were co-invested in 11 middle market bank loans with an outstanding principal balance of $24.4 million. The OFS Sub-Adviser provided investment management services related to these middle market bank loans pursuant to the Sub-Advisory Agreement.

Other than as described above, we do not “control” and are not an “affiliate” of any of our portfolio investments, each as defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio investment if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio investment if we owned 5% or more of its voting securities.

Note 7 - Leverage

As of September 30, 2025, the Fund has an unsecured credit facility with a bank in place under which the Fund can borrow up to $70.0 million, subject to a borrowing base calculation. Subject to the satisfaction of certain conditions and the borrowing base calculation, the Fund can increase the amount that it may borrow under the unsecured credit facility to $100.0 million. Outstanding advances under the unsecured credit facility bear interest at the rate of SOFR plus 4.00%. The Fund also pays a quarterly facility fee of 0.125% of the commitment under the unsecured credit facility. The unsecured credit facility contains certain customary covenants, including a maximum debt to asset value ratio covenant and a minimum liquidity requirement. The unsecured credit facility matures in December 2026, provided that the Fund may elect to extend the maturity date for two periods of 12 months each, in each instance upon satisfaction of certain conditions. As of September 30, 2025, $26.0 million was outstanding under the unsecured credit facility at a weighted average interest rate of 8.29%. The average outstanding balance under the unsecured credit facility for the year ended September 30, 2025 was $35.7 million. As of September 30, 2025, the carrying value of the facility approximated fair value.

As of September 30, 2025, the Fund has a Master Repurchase Agreement (the “Reverse Repo Facility”) with J.P. Morgan Securities LLC (“JP Morgan”), which provides for financing primarily through JP Morgan’s purchase of certain assets from the Fund and an agreement by the Fund to repurchase such assets back at an agreed-upon future date and price. In the event of the Fund’s default of the obligation to repurchase, JP Morgan has the right to liquidate the assets and apply the proceeds in satisfaction of the Fund’s obligation to repurchase. Additional cash collateral that is made available to JP Morgan to cover the Fund’s contractual obligations under the Reverse Repo Facility totaled $758,145 as of September 30, 2025 and is included in Collateral receivable on the Consolidated Statement of Assets and Liabilities. The Reverse Repo Facility carries a rolling term which is reset monthly and advances thereunder may be made based on one-month Term SOFR plus a spread designated by JP Morgan, which as of September 30, 2025 ranged from 1.05% to 1.40%. As of September 30, 2025, the Fund had 13 CMBS investments with an aggregate fair value of $45.0 million financed with $34.9 million in borrowings under the Reverse Repo Facility at a weighted average interest rate of 5.38%. The average outstanding balance under the Reverse Repo Facility for the year ended September 30, 2025, was $37.0 million.

The contractual maturity of secured borrowings under the Reverse Repo Facility and type of collateral pledged as of September 30, 2025, are summarized in the following table:

	Remaining Contractual Maturity of the Agreements
		Overnight and			Greater than 90
	Collateral Type	Continuous	Up to 30 Days	31-90 Days	Days	Total
Reverse Repo Facility	CMBS	$—	$34,948,000	$—	$—	$34,948,000
Total Borrowings		$—	$34,948,000	$—	$—	$34,948,000

For financial reporting purposes, the Fund elects to not offset assets and liabilities subject to the Reverse Repo Facility with JP Morgan in the Consolidated Statement of Assets and Liabilities. The following table presents the potential effects of netting arrangements as it relates to the Fund’s Reverse Repo Facility.

			Gross Amount Not Offset in the Consolidated
			Statement of Assets and Liabilities
		Gross Amount in the Consolidated
Description	Counterparty	Statement of Assets and Liabilities	Collateral Pledged (1)	Net Amount
Reverse Repo Facility	JP Morgan	$34,948,000	$(34,948,000)	$—

(1)	Collateral pledged presented in the table above is adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral pledged may be more than the amounts disclosed herein.

In addition to any indebtedness incurred by the Fund, the Fund may also utilize leverage by mortgaging properties held by the Fund (or any subsidiary), or by acquiring property with existing debt. Any such leverage relating to properties that are wholly-owned or that are held in the REIT Subsidiary by the Fund will be considered with respect to any leverage incurred directly by the Fund and subject to the 1940 Act’s limitations on leverage, which allows for borrowings in an aggregate amount of up to 33 1/3% of the Fund’s total assets.

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2025

As of September 30, 2025, the Fund’s direct real estate investments had mortgage notes outstanding as summarized in the following table:

					As of September 30, 2025
			Remaining Extension	Reference Rate
Investment	Ownership%	Maturity	Options(1)	and Spread	Carrying Value(2)	Fair Value(2)
La Brea	100%	12/12/2026	1/1 yr.	SOFR + 3.50%	$28,500,000	$28,500,000
Sora(3)	100%	1/10/2026	1/1 yr.	SOFR + 3.06%	$29,275,730	$29,275,730
Del Mar Terrace	18%	4/1/2028	1/1 yr.	6.00%	$31,020,319	$30,889,111
EPIC(4)	10%	4/23/2027	N/A	SOFR + 2.85%	$12,300,015	$12,300,015
Vale at the Parks	8%	8/12/2031	N/A	3.23%	$5,680,000	$5,313,235

(1)	Represents the number of extension options remaining and the term of each option. Such extension options are subject to certain conditions set forth within each respective loan agreement.

(2)	Reflected based on the Fund’s share of each mortgage note.

(3)	The Fund has been in discussions with another lender to refinance the outstanding mortgage note prior to exercising the one-year extension option remaining. There can be no assurance that such refinancing will occur.

(4)	During the year ended September 30, 2025, the Fund exercised the 24-month extension option and extended the final maturity to April 23, 2027.

Note 8 - Investment Advisory, Related Parties and Other Agreements

Investment Advisory and Sub-Advisory Agreements

The Adviser serves as the Fund’s investment adviser pursuant to an Amended and Restated Investment Advisory Agreement with the Fund (the “Investment Advisory Agreement”).

Pursuant to the Investment Advisory Agreement and in consideration of the advisory services to be provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components - the Management Fee and the Incentive Fee (each as defined below). Pursuant to the Investment Sub-Advisory Agreement that the Adviser has entered into with the CIM Sub-Adviser (the “CIM Investment Sub-Advisory Agreement”), the Adviser pays the CIM Sub-Adviser a portion of the quarterly management and incentive fees payable to the Adviser attributable to all investments in Real Assets identified and sourced by the CIM Sub-Adviser. Pursuant to the Investment Sub-Advisory Agreement that the Adviser has entered into with the OFS Sub-Adviser (the “OFS Investment Sub-Advisory Agreement”), the Adviser pays the OFS Sub-Adviser a portion of the quarterly management and incentive fees payable to the Adviser attributable to all Credit and Credit-Related Investments and CMBS identified and sourced by the Sub-Adviser. The Adviser pays the Sub-Advisers a quarterly fee equal to 50% of the management and incentive fees payable to the Adviser (the “Quarterly Sub-Adviser Fee”). The Quarterly Sub-Adviser Fee is allocated between CIM Sub-Adviser and OFS Sub-Adviser based on the proportionate share of shareholders’ equity that is invested in Real Assets and Credit and Credit-Related Investments, respectively. The Sub-Advisers’ fees are paid by the Adviser out of the fee the Adviser receives from the Fund, and do not otherwise impact the Fund’s expenses.

Since the end of March 2022, the Adviser has also served as the REIT Subsidiary’s investment adviser pursuant to an investment advisory agreement (the “REIT Subsidiary Advisory Agreement”) with the REIT Subsidiary. Pursuant to the REIT Subsidiary Advisory Agreement and in consideration of the advisory services to be provided by the Adviser to the REIT Subsidiary, the Adviser is entitled to a management fee as described below. Pursuant to an investment sub-advisory agreement that the CIM Sub-Adviser has entered into with the Adviser on behalf of the REIT Subsidiary, the Adviser pays the Sub-Adviser 50% of the management fee payable to the Adviser on behalf of the REIT Subsidiary.

Management Fees

The management fee payable to the Adviser is calculated at an annual rate of 1.50% of the daily value of the Fund’s net assets and is payable quarterly in arrears (the “Management Fee”). The management fee payable to the Adviser on behalf of the REIT Subsidiary is calculated at an annual rate of 1.50% of the daily value of the REIT Subsidiary’s net assets. Management Fees payable by the Fund will be offset by any advisory fees paid by the REIT Subsidiary. The Adviser has waived its right to receive a Management Fee on the portion of the Fund’s assets invested in an affiliated publicly traded REIT.

Incentive Fee

The Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a quarterly incentive fee, which for the year ended September 30, 2025, was equal to 15.0% of its “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a quarterly preferred return, or hurdle, of 1.50% of the NAV (the “Hurdle Rate”) and a catch-up feature. Incentive fees payable to our Adviser will be offset by any incentive fees payable by the REIT Subsidiary. Pre-Incentive Fee Net Investment Income includes accrued income that the Fund has not yet received in cash. No incentive fee is payable to the Adviser on realized capital gains. The incentive fee is paid to the Adviser as follows:

●	No Incentive Fee is payable in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate of 1.50%; and

●	100% of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than or equal to 1.765% in any calendar quarter is payable to the Adviser. This portion of the Fund’s Pre-Incentive Fee Net Investment Income which exceeds the Hurdle Rate but is less than or equal to 1.765% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of the Fund’s Pre-Incentive Fee Net Investment Income when the Fund’s Pre-Incentive Fee Net Investment Income reaches 1.765% of our NAV in any calendar quarter; and

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2025

◦	15% of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 1.765% in any calendar quarter is payable to the Adviser once the Hurdle Rate is reached and the catch-up is achieved (15.0% of all the Fund’s Pre-Incentive Fee Net Investment Income thereafter is allocated to the Adviser).

Administration Agreements

Under the administration agreement (the “Administration Agreement”) that the Fund has with the Adviser (in its capacity as co-administrator), the Adviser or its affiliate furnishes the Fund with the provision of clerical and other administrative services, including investor relations and accounting services and maintenance of certain books and records on our behalf. In accordance with the Administration Agreement, the Fund will reimburse the Adviser (in its capacity as co-administrator) or its affiliates for certain expenses incurred by it or its affiliates in connection with the administration of the Fund’s business and affairs.

In addition, pursuant to an administration agreement (the “REIT Subsidiary Administration Agreement”) that the REIT Subsidiary has with the Adviser (in its capacity as administrator), the Adviser furnishes the REIT Subsidiary with the provision of administrative services. In accordance with the REIT Subsidiary Administration Agreement, the REIT Subsidiary reimburses the Adviser (in its capacity as the REIT Subsidiary administrator) for certain expenses incurred by it or its affiliates in connection with the administration of the REIT Subsidiary’s business and affairs.

Property Management Fees, Development Management Fees and Reimbursements

CIM Management, Inc. and certain of its affiliates (collectively, the “Affiliated Real Estate Service Providers”), which are all affiliates of the Adviser, provide property management, leasing, and development services to the Fund and its subsidiaries (including the REIT Subsidiary) for real properties owned by the Fund and its subsidiaries. The Fund and its subsidiaries (including the REIT Subsidiary) will also reimburse the Affiliated Real Estate Service Providers for actual expenses incurred in connection with these services. Property management fees earned by the Affiliated Real Estate Service Providers, onsite management costs incurred on behalf of the Fund and its subsidiaries (including the REIT Subsidiary) and reimbursements received by the Affiliated Real Estate Service Providers are included in operating expenses in the underlying property’s income statement, which reduces the Fund’s share of the net asset value as reflected on the Consolidated Statement of Assets and Liabilities. Certain onsite management costs are capitalized on the underlying property’s balance sheet. Leasing commissions, construction management fees and development management reimbursements are capitalized on the underlying property’s balance sheets.

Fees paid to Related Parties

For the year ended September 30, 2025, the Company’s share of recorded fees and expense reimbursements are shown in the table below for services provided by related parties related to the services described above:

For the Year Ended September 30, 2025
Management Fee:
Management fee (for the Fund)(1)	$3,098,639
Management fee (for the REIT Subsidiary)(1)	871,982
Incentive Fee:	2,359,354
Property Management Fees and Reimbursements:
Property management fees	346,667
Development management fees	28,435
Property management and other onsite reimbursements	1,622,532
Leasing commissions	27,720
Administrative Fees and Expenses:
Expense reimbursements by the Fund(2)	2,590,929

(1)	Management fee for the Fund will be offset by the management fee of the REIT Subsidiary.

(2)	Includes approximately $12,000 of reimbursements related to the Fund’s REIT Subsidiary for the year ended September 30, 2025.

Expense Limitation Agreement

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding the incentive fee, the management fee, the shareholder services fee, fees and expenses associated with property management, development management and leasing brokerage services for real properties owned by the REIT Subsidiary, the distribution fee, dividend and interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the fund), brokerage commissions, acquired fund fees and expenses, taxes and extraordinary expenses), to the extent that they exceed 0.75% per annum of the Fund’s average daily net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date which they were incurred and (2) the reimbursement may not be made if it would cause the expense limitation then in effect or that was in effect at the time the expenses were waived or absorbed, whichever amount is lower, to be exceeded. On November 20, 2025, the Adviser and the Fund extended the term of the Expense Limitation Agreement to February 28, 2027, as approved by the Board. The Fund expects the Expense Limitation Agreement to continue in effect for successive twelve-month periods, contingent on the annual approval of a majority of the Board. The Expense Limitation Agreement may be terminated at any time, and without payment of any penalty, by the Board, upon 60 days’ written notice to the Adviser. The Expense Limitation Agreement may not be terminated by the Adviser without the consent of the Board.

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2025

For the year ended September 30, 2025, the Adviser waived fees and reimbursed expenses of $4,778,561.

As of September 30, 2025, the following amounts were available for recoupment by the Adviser based upon their potential expiration dates:

Period Waived
From	To	Amount	Maximum Expiration Date
10/1/2022	9/30/2023	$4,024,557	9/30/2026
10/1/2023	9/30/2024	$3,542,903	9/30/2027
10/1/2024	9/30/2025	$4,778,561	9/30/2028

Fund Administration and Accounting Fees and Expenses

Ultimus Fund Solutions, LLC (“Ultimus”) serves as administrator to the Fund. Under a Master Services Agreement, Ultimus is responsible for calculating the Fund’s NAV per class of Common Shares and providing additional fund accounting services and administration and compliance-related services to the Fund.

Distribution and Shareholder Servicing Fees and Expenses

Northern Lights serves as the Fund’s distributor. Pursuant to the Distribution Agreement between the Fund, the Adviser and Northern Lights, the Adviser (and not the Fund) pays a fee to Northern Lights. The Board has adopted, on behalf of the Fund, a distribution and shareholder servicing plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund (the “Distribution and Shareholder Servicing Plan”). Under the Distribution and Shareholder Servicing Plan, the Fund pays the Distributor (i) a distribution fee that is calculated monthly and accrued daily at an annualized rate of 0.75% and 0.25% of the average daily net assets of the Fund attributable to Class C Shares and Class L Shares, respectively, and (ii) a shareholder servicing fee that is paid monthly and that will accrue at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to the Class A Shares, Class C Shares and Class L Shares, respectively. For the year ended September 30, 2025, Class A Shares, Class C Shares and Class L Shares incurred shareholder servicing fees of $33,771, $33,962, and $1,624, respectively. For the year ended September 30, 2025, Class C Shares and Class L Shares incurred distribution fees of $78,035 and $1,624, respectively.

Transfer Agency Fees and Expenses

SS&C GIDS, Inc. (“SS&C”), serves as the transfer agent for the Fund. Under the Transfer Agency Agreement, SS&C is responsible for maintaining all shareholder records of the Fund and in return, receives customary fees from the Fund for such services.

Custody Fees and Expenses

U.S. Bank, National Association, serves as the primary custodian to the Fund and UMB Bank N.A. serves as custodian regarding certain of the Fund’s assets. The Fund pays customary fees for the services of these two custodians.

Officer and Trustee Compensation

Each independent trustee currently receives an annual cash retainer of $90,000, as well as reimbursement for any reasonable expenses incurred attending meetings.

David Thompson has been a trustee of the Fund since January 2019 and Chief Executive Officer of the Fund since August 2019. Bilal Rashid has been a trustee of the Fund since August 2019. Mr. Thompson and Mr. Rashid both serve in officer roles at affiliates of the Fund and are not paid by the Fund for serving as interested trustees.

Note 9 - Tax Basis Information

The following information is computed on a tax basis for each item as of September 30, 2025, the Fund’s most recent tax year-end.

For the year ended September 30, 2025, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

Total Distributable Earnings/
Paid in Capital	(Accumulated Deficit)
$2,048,712	$(2,048,712)

The difference between book basis and tax basis distributable earnings/(deficits) and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, investments in partnerships, tax treatments of PFICs, direct real estate, return of capital from underlying investments, and debt modification. As of September 30, 2025, the Fund’s most recent tax year end, the components of accumulated earnings/ (deficits) on a tax basis were as follows:

			Other cumulative
Undistributed net	Undistributed Long-	Capital Loss	effect of timing	Net Unrealized Appreciation/
Investment Income	Term capital gain	Carry Forwards	differences	(Depreciation) on Investments	Total
$—	$—	$(1,358,563)	$—	$(25,153,664)	$(26,512,227)

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2025

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2025, the Fund had a net short-term capital loss carryforward of $332,469 and a net long-term capital loss carryforward of $1,026,094, which may be carried forward for an indefinite period.

The cost of investments for federal income tax purposes, gross unrealized appreciation and depreciation are as follows:

Gross Appreciation (Excess of	Gross Depreciation (Excess of tax	Net Unrealized Appreciation/	Cost of Investments for Income
value over tax cost)	cost over value)	Depreciation	Tax Purposes
$32,108,065	$(57,261,729)	$(25,153,664)	$333,828,979

The tax characteristics of distributions paid were as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
September 30, 2025	$11,144,318	$—	$11,245,873
September 30, 2024	$15,639,373	$—	$9,570,156

Distributions received from the Fund’s investments in REITs may be classified as dividends, capital gains and/or return of capital.

The Fund has a wholly-owned corporate taxable subsidiary that is consolidated for financial statement purposes. This entity, RACR 101 N. & 145 S. La Brea Owner (CA), LLC (“taxable subsidiary”), has elected to be taxed as a regular c-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax on its taxable income. State tax returns are filed in California in which an economic presence exists and income taxes are charged based on apportioned income to the state. Currently, the federal income tax rate is 21%. The taxable subsidiary is currently using an estimated tax rate of 6.98% for state and local tax, net of federal tax benefit.

Current taxes reflect the estimated tax liability of the Fund as of September 30, 2025, based on taxable income of the taxable subsidiary. Deferred income taxes reflect the net tax effects of the temporary differences between the carrying amounts of assets and liabilities of the taxable subsidiary for financial reporting purposes and the amounts used for income tax purposes.

The taxable subsidiary will rely to some extent on information, which is not necessarily timely, to estimate the deferred taxes for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Advisor may modify the estimates or assumptions related to the taxable subsidiary’s deferred taxes as new information becomes available. Deferred tax assets are reduced by a valuation allowance when, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and the rates on the date of enactment.

The provision for income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit):

	Current Tax Expense	Deferred Tax Expense	Total Tax Expense
Federal Tax Expense (Benefit)	$—	$247,615	$247,615
State Tax Expense (Benefit)	—	82,346	82,346
Total Tax Expense (Benefit)	$—	$329,961	$329,961

Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. For the year ended September 30, 2025, components of the Fund’s deferred tax assets and liabilities were as follows:

Deferred Tax Assets:
Net Operating Loss Carryforward	$28,207

Deferred Tax Liabilities:
Net Unrealized Gain on Investments	(358,168)
Net Deferred Tax Asset/(Liability)	$(329,961)

Capital losses generated by the taxable subsidiary may generally be carried back up to three years and carried forward for five years to offset capital gains in those years. Net Operating Losses (“NOLs”) are available to offset future taxable income. These NOLs can be carried forward indefinitely and may offset 80% of taxable income in any given year. Any unused portion will continue to be carried forward.

On July 4, 2025, the One Big Beautiful Bill Act was enacted. Management does not anticipate immediate impact to taxable income and will continue to monitor potential impact in future periods.

During the year ended September 30, 2025 the taxable subsidiary did not have any capital loss carryforwards.

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2025

The taxable subsidiary had net operating loss carryforwards for federal income tax purposes as follows:

Year Ended	Amount	Expiration
September 30, 2025	$100,799	Indefinite

Total income tax expense/(benefit) during the year ended September 30, 2025 differs from the amount computed by applying the Federal statutory income tax rate of 21% for the Fund to net investment income/loss and realized and unrealized gain/loss as follows:

For the year ended September 30, 2025:
U.S. Federal Statutory Tax Rate	$279,171	21.00%
State and Local Income Taxes, Net of Federal Income Tax Effect	92,839	6.98%
Other	(42,049)	(3.16)%
Net income tax expense/(benefit)	$329,961	24.82%

Note 10 - Repurchase Offers

The Fund has adopted a fundamental investment policy to make quarterly offers to repurchase no less than 5% of its outstanding Common Shares at NAV. As a fundamental policy, this policy may not be changed without shareholder approval. If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding Common Shares as of the date of the Repurchase Request Deadline (as defined below). Any share repurchase offer in excess of 5% of the Fund’s outstanding Common Shares is entirely within the discretion of the Fund. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if the Fund does determine to increase the amount but shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding Common Shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will receive written notice of each quarterly repurchase offer (the “Repurchase Offer Notice”) at least 21 calendar days and not more than 42 calendar days before the date the repurchase offer ends (the “Repurchase Request Deadline”). Common Shares will be repurchased at the NAV per Common Share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each “Repurchase Pricing Date”). The Fund will distribute such payment no later than seven calendar days after the Repurchase Pricing Date.

During the year ended September 30, 2025, the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase 5% of the number of its outstanding shares as of the Repurchase Request Deadline. With regard to each of the offers, repurchase requests received by the Fund exceeded the limit described above, and therefore the Fund limited the number of shares repurchased during each quarterly repurchase offers to 5% of the Fund’s outstanding common shares for each respective quarterly repurchase offer. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Repurchase Offer Notice Date	September 10, 2024	December 11, 2024	March 12, 2025	June 11, 2025
Repurchase Request Deadline	October 10, 2024	January 10, 2025	April 11, 2025	July 11, 2025
Repurchase Payment Deadline	October 17, 2024	January 17, 2025	April 18, 2025	July 18, 2025
Amount Repurchased	$13,969,458	$14,013,076	$13,370,755	$13,211,124
Shares Repurchased	633,468	623,207	607,189	592,148

Note 11 - Risk Factors

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). Please see below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Geopolitical and Global Economic Risk

International and/or local geopolitical events are likely to influence the investments, properties, borrowers and markets targeted by CIM Clients. Geopolitical events, including, without limitation, national referenda, political elections, international violent and non- violent conflicts, political movements and reactions to national and international emergencies, can affect monetary policy, fiscal policy, international relations, currency valuations, legal systems and regulatory regimes, among numerous other things, in ways that could impact CIM Clients and/or their ability to operate and/or pursue its investment strategy.

The ongoing war between Russia and Ukraine and the resulting global response, including economic sanctions by the United States, the European Union and other countries, and the escalated armed conflict in the Middle East have increased and could continue to increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The extent and duration of the ongoing war in Ukraine and the Middle East and the repercussions of such conflicts are impossible to predict but could result in significant market disruptions and may further negatively affect global supply chains, energy prices, inflation and global growth. The foregoing presents material uncertainty and risk with respect to Clients and the performance of their investments or operations, and the ability of Clients to achieve their investment objectives.

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2025

From time to time, the Fund maintains cash balances at banks in excess of the FDIC insurance limit. If a bank in which the Fund holds funds fails or is subject to significant adverse conditions in the financial or credit markets, the Fund could be subject to a risk of loss of all or a portion of such funds or be subject to a delay in accessing all or a portion of such uninsured funds. In addition, the Fund has undrawn capacities under its credit facility. Any loss of such funds, lack of access to such funds or inability to borrow from any of the Fund’s lenders could adversely impact the Fund’s short-term liquidity and ability of the Fund to meet its operating expenses or working capital needs.

Should the U.S. economy be adversely impacted by increased volatility in the global financial markets caused by further turbulence in Chinese stock markets and global commodity markets, the war in Ukraine and Russia, the Israel-Hamas war, health pandemics or for any other reason, loan and asset growth and liquidity conditions at U.S. financial institutions, including us, may deteriorate.

Trade Policy

Political leaders in the United States and certain European nations have recently been elected on protectionist platforms, fueling doubts about the future of global free trade. The U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi- lateral trade agreements and treaties with foreign countries. In addition, the U.S. government has recently imposed tariffs on certain foreign goods, including steel and aluminum, and has indicated a willingness to impose tariffs on imports of other products. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods and have indicated a willingness to impose additional tariffs on U.S. products. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of CIM Clients and their investments.

Real Estate Industry Risk

The Fund will invest a substantial portion of its assets in Real Assets, which includes real estate-related loans and securities. Therefore, the performance of its portfolio will be significantly impacted by the performance of the real estate market in general and the Fund may experience more volatility and be exposed to greater risk than it would be if it held a more diversified portfolio. The Fund will be impacted by factors particular to the real estate industry including, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding, increased competition and a decreased demand for office properties as a result of the increasing shift to remote work following the COVID-19 pandemic; (iv) increases in operating expenses including property taxes; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; (ix) prolonged periods of higher interest rates, such as the current period; and (x) changes in availability of leverage on loans for or secured by real estate. Changes in U.S. federal tax laws, certain of which might be currently debated or pending as of the date of these financial statements may have a significant impact on the U.S. real estate industry in general, particularly in the geographic markets targeted by Fund investments. The value of securities in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

Collateralized Mortgage-Backed Securities Risk

Mortgage-backed securities are bonds which evidence interests in, or are secured by, commercial mortgage loans. Accordingly, collateralized mortgage-backed securities (“CMBS”) are subject to all of the risks of the underlying mortgage loans. In a rising interest rate environment, the value of CMBS may be adversely affected when payments on underlying mortgages do not occur as anticipated. The value of CMBS may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole. In addition, CMBS are subject to the credit risk associated with the performance of the underlying commercial mortgage properties. CMBS are also subject to several risks created through the securitization process.

The Fund invests in the residual or equity tranches of CMBS, which are referred to as subordinate CMBS or interest-only CMBS. Subordinate CMBSs are paid interest only to the extent there are funds available to make payments. There are multiple tranches of CMBS, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. The most senior tranche of a CMBS has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e. the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. As a result, interest only CMBS possess the risk of total loss of investment in the event of prepayment of the underlying mortgages. There is no limit on the portion of the Fund’s total assets that may be invested in interest-only multifamily CMBS.

The Fund also invests in interest-only multifamily CMBS issued by multifamily mortgage loan securitizations. However, these interest-only multifamily CMBS typically only receive payments of interest to the extent that there are funds available in the securitization to make the payment and may introduce increased risks since these securities have no underlying principal cash flows.

Broadly Syndicated Loans Risk

The broadly syndicated senior secured corporate loans (“Broadly Syndicated Loans”) in which the Fund invests are primarily rated below investment grade, but some Broadly Syndicated Loans may be unrated and of comparable credit quality. As a result, the risks associated with such Broadly Syndicated Loans are generally similar to the risks of other below investment grade fixed income instruments, although Broadly Syndicated Loans are senior and typically secured in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in below investment grade Broadly Syndicated Loans are considered speculative because of the credit risk of the borrowers. Such borrowers are more likely than investment grade borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s NAV and income dividends. An economic downturn would generally lead to a higher non-payment rate, and a Broadly Syndicated Loan may lose significant fair value before a default occurs. Moreover, any specific collateral used to secure a Broadly Syndicated

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2025

Loan may decline in value or become illiquid, which would adversely affect the Broadly Syndicated Loan’s value. Broadly Syndicated Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

Broadly Syndicated Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a Broadly Syndicated Loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Broadly Syndicated Loan. The collateral securing a Broadly Syndicated Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a borrower. Some Broadly Syndicated Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Broadly Syndicated Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Broadly Syndicated Loans including, in certain circumstances, invalidating such Broadly Syndicated Loans or causing interest previously paid to be refunded to the borrower. Additionally, a Broadly Syndicated Loan may be “primed” in bankruptcy, which reduces the ability of the holders of the Broadly Syndicated Loan to recover on the collateral. Priming takes place when a debtor in bankruptcy is allowed to incur additional indebtedness by the bankruptcy court and such indebtedness has a senior or pari passu lien with the debtor’s existing secured indebtedness, such as existing Broadly Syndicated Loans or secured corporate bonds.

There may be less readily available information about most Broadly Syndicated Loans and the borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act, as amended, or registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Broadly Syndicated Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and in addition are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the OFS Sub-Adviser will rely most often on their own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the OFS Sub-Adviser.

The secondary trading market for Broadly Syndicated Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Broadly Syndicated Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Broadly Syndicated Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Broadly Syndicated Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Broadly Syndicated Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Similarly, a sudden and significant increase in market interest rates may increase the risk of payment defaults and cause a decline in the value of these investments and in the Fund’s NAV. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in share prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Broadly Syndicated Loans and other debt obligations, impairing the Fund’s NAV.

The Fund will acquire Broadly Syndicated Loans through assignments and through participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, (i) the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation; and (ii) both the borrower and the institution selling the participation will be considered issuers for purposes of the Fund’s investment restriction concerning industry concentration. Further, in purchasing participations in lending syndicates, the Fund may be more limited than it otherwise would be in its ability to conduct due diligence on the borrower. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the Broadly Syndicated Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the Broadly Syndicated Loan.

Valuation Risk

The Fund continuously offers its shares at NAV on a daily basis. However, certain securities in which the Fund invests may be less liquid and more difficult to value than other types of securities. Pursuant to Rule 2a-5, the Board has designated the Adviser as the “valuation designee.” Where possible, the Adviser utilizes independent pricing services to value certain portfolio instruments at their fair value. If the pricing services are unable to provide a fair value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Adviser may value portfolio instrument(s) at their fair value, which is generally the amount an owner might reasonably expect to receive upon a current sale. Valuation risks associated with the Fund’s investments include, but are not limited to: a limited number of market participants compared to publicly traded investment grade securities, a lack of publicly available information about some borrowers, resale restrictions, settlement delays, corporate actions and adverse market conditions that may make it difficult to value or sell such instruments.

A large percentage of the Fund’s portfolio investments will not be publicly traded. The fair value of investments that are not publicly traded may not be readily determinable. The Adviser values these investments at fair value in good faith pursuant to Rule 2a-5. The types of factors that may be considered in valuing the Fund’s investments include the enterprise value of the portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to similar publicly traded securities, changes in the interest

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2025

rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Adviser considers the pricing indicated by the external event to corroborate the Fund’s valuation. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Adviser’s determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed and may differ materially from the values that the Fund may ultimately realize. The Fund’s NAV per each class of Common Shares could be adversely affected if the Adviser’s determinations regarding the fair value of these investments are higher than the values that the Fund realizes upon disposition of such investments.

Additionally, the Adviser’s participation in the Fund’s valuation process could result in a conflict of interest since the Adviser’s management fee is based on our net assets.

Liquidity Risk

The Fund may invest without limitation in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in securities subject to restrictions on resale. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. The illiquidity of these investments may make it difficult for the Fund to sell such investments if the need arises. In addition, if the Fund is required to liquidate all or a portion of its portfolio quickly, the Fund may realize significantly less than the value at which it has previously recorded these investments.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. Each Sub-Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. In either case, the Fund would bear market risks during that period.

Some loans and other instruments are not readily marketable and may be subject to restrictions on resale. Loans and other instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the loans and other instruments in which the Fund will invest. Where a secondary market exists, the market for some loans and other instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Credit Risk

Credit risk is the risk that one or more loans or other floating rate instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a borrower or issuer may provide some protection with respect to the Fund’s investments in certain loans, losses may still occur because the fair value of loans is affected by the creditworthiness of borrowers or issuers and by general economic and specific industry conditions and the Fund’s other investments will often be subordinate to other debt in the issuer’s capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default.

Interest Rate Risk

Since the Fund may incur leverage to make investments, the Fund’s net investment income depends, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. In a rising interest rate environment, any leverage that the Fund incurs may bear a higher interest rate than may currently be available. There may not, however, be a corresponding increase in the Fund’s investment income. Any reduction in the rate of return on new investments relative to the rate of return on current investments, and any reduction in the rate of return on current investments, could adversely impact the Fund’s net investment income, reducing its ability to service the interest obligations on, and to repay the principal of, its indebtedness.

The fixed-income instruments that the Fund may invest in are subject to the risk that fair values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the fair value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for loans or other floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.

A general increase in interest rates may have the effect of making it easier for the Adviser and Sub-Advisers to receive incentive fees, without necessarily resulting in an increase in our net earnings. Given the structure of our Investment Advisory Agreement with the Adviser, any general increase in interest rates will likely have the effect of making it easier for the Adviser to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Adviser. In a rising interest rate environment, this risk may increase as interest rates continue to rise. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, the Adviser and Sub-Advisers could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any,

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2025

would likely be significantly smaller than the relative increase in the Adviser’s income incentive fee resulting from such a general increase in interest rates.

Conversely, in a period of declining interest rates, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund could have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuations) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, we would expect reinvestment of the prepayment proceeds by the Fund to generally be at lower rates of return than the return on the assets that were prepaid.

The fair value of certain of our investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, our investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if t may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect our cash flow, fair value of our assets and operating results. In the event that our interest expense were to increase relative to income, or sufficient financing became unavailable, our return on investments and cash available for distribution to stockholders or to make other payments on our securities would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

Floating Rate Floor Risk. Because CLOs generally issue debt on a floating rate basis, an increase in SOFR will increase the financing costs of CLOs. Many of the senior secured loans held by these CLOs have reference rate floors such that, when the floating rate is below the stated floor, the stated floating rate floor (rather than SOFR itself) is used to determine the interest payable under the loans. Therefore, if SOFR increases but stays below the average floating rate floor rate of the senior secured loans held by a CLO, there would not be a corresponding increase in the investment income of such CLOs. The combination of increased financing costs without a corresponding increase in investment income in such a scenario would result in smaller distributions to equity holders of a CLO. In addition, there may be disputes between market participants regarding the interpretation and enforceability of provisions in our SOFR-based CLO investments (or lack or such provisions) related to the economic floors in such investments.

Floating Rate Mismatch. Many underlying corporate borrowers can elect to pay interest based on 1-month SOFR, 3-month SOFR and/or other rates in respect of the loans held by CLOs in which we are invested, in each case plus an applicable spread, whereas CLOs generally pay interest to holders of the CLO’s debt tranches based on 3-month SOFR plus a spread. There may be a mismatch in the rate at which CLOs earn interest and the rate at which they pay interest on their debt tranches, which may negatively impact the cash flows on a CLO’s equity tranche, which may in turn adversely affect our cash flows and results of operations.

Given the structure of the incentive fee payable to the Adviser, a general increase in interest rates will likely have the effect of making it easier for the Adviser to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Adviser.

CLO Risk

We are exposed to underlying senior secured loans and other credit investments through investments in CLOs, but may obtain such exposure directly or indirectly through other means from time to time. Loans may become nonperforming or impaired for a variety of reasons. Such nonperforming or impaired loans may require substantial workout negotiations or restructuring that may entail, among other things, a substantial reduction in the interest rate and/or a substantial write-down of the principal of the loan. In addition, because of the unique and customized nature of a loan agreement and the private syndication of a loan, certain loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to other markets. Loans may encounter trading delays due to their unique and customized nature, and transfers may require the consent of an agent bank and/or borrower. Risks associated with senior secured loans include the fact that prepayments generally may occur at any time without premium or penalty. Additionally, under certain circumstances, the equity owners of the borrowers in which CLOs invest may recoup their investments in the borrower, through a dividend recapitalization, before the borrower makes payments to the lender. For these reasons, an investor in a CLO may experience a reduced equity cushion or diminution of value in any debt investment, which may ultimately result in the CLO investor experiencing a loss on its investment before the equity owner of a borrower experiences a loss.

In addition, the portfolios of certain CLOs in which we invest may contain middle market loans. Loans to middle market companies may carry more inherent risks than loans to larger, publicly traded entities. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. Such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies may also experience substantial variations in operating results. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a portfolio company and, in turn, on us. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. Accordingly, loans made to middle market companies may involve higher risks than loans made to companies that have greater financial resources or are otherwise able to access traditional credit sources. Middle market loans are less liquid and have a smaller trading market than the market for broadly syndicated loans and may have default rates or recovery rates that differ (and may be better or worse) than has been the case for broadly syndicated loans or investment grade securities. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced with respect to middle market loans in any CLO in which we may invest. As a consequence of the forgoing factors, the securities issued by CLOs that primarily invest in middle market loans (or hold significant portions thereof) are generally considered to be a riskier investment than securities issued by CLOs that primarily invest in broadly syndicated loans.

In addition, the portfolios of certain CLOs in which the Fund may invest may contain “covenant-lite” loans. The Fund uses the term “covenant-lite” loans to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2025

borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent the Fund is exposed to “covenant-lite” loans, the Fund may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full.

Leverage

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time of incurrence of indebtedness. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. Under current market conditions, the Fund intends to utilize leverage principally through (i) borrowings in an aggregate amount of up to 33 1/3% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such borrowings) immediately after such borrowings or (ii) the issuance of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such issuance) immediately after such issuance. Leverage may result in greater volatility of the NAV and distributions on the Common Shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from are borne entirely by shareholders. Common Share income may fluctuate if the interest rate on borrowings changes. In addition, the Fund’s use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to shareholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to shareholders than if the Fund were not so leveraged. In addition, the costs associated with the Fund’s incurrence and maintenance of leverage could increase over time. There can be no assurance that the Fund’s leveraging strategy will be successful.

Any decline in the NAV of the Fund will be borne entirely by shareholders. Therefore, if the fair value of the Fund’s portfolio declines, the Fund’s use of leverage will result in a greater decrease in NAV to shareholders than if the Fund were not leveraged.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the terms of the credit agreements may also require that the Fund pledge some or all of its assets as collateral.

Non-Diversification Risk

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer other than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

Affiliates Risk

Our Adviser and Sub-Advisers will experience conflicts of interest in connection with the management of our business affairs relating to and arising from a number of matters, including: the allocation of investment opportunities by our Adviser and Sub-Advisers and their affiliates; compensation to our Adviser and Sub-Advisers; services that may be provided by our Adviser and Sub-Advisers and their affiliates to issuers in which we invest; investments by us and other clients of our Adviser and Sub-Advisers, subject to the limitations of the 1940 Act; the formation of additional investment funds managed by our Adviser or Sub-Advisers; differing recommendations given by our Adviser and Sub-Advisers to us versus other clients; our Adviser’s and Sub-Advisers’ use of information gained from issuers in our portfolio for investments by other clients, subject to applicable law; and restrictions on our Adviser’s and Sub-Advisers’ use of “inside information” with respect to potential investments by us.

We may be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. To promote further alignment with other funds managed by CIM and its affiliates, the Fund has obtained an order for exemptive relief (the “Order”) from the SEC that allows it to co-invest alongside certain funds managed by affiliates of our Adviser and the OFS Sub-Adviser, in accordance with the conditions specified in the Order. We may therefore compete for capital and investment opportunities with other entities managed by our Adviser or Sub-Advisers or their affiliates, subjecting our Adviser and Sub-Advisers and their affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending investments on our behalf.

Pursuant to the Order, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57 of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2025

investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. As a result of the Order, there could be significant overlap in our investment portfolio and the investment portfolio of other funds established by the Adviser or Sub-Adviser or their affiliates that could avail themselves of the exemptive relief.

In addition, we may file a new exemptive application seeking an Order that would, among other things, permit us to co-invest in issuers where an affiliated entity has an existing investment, subject to certain conditions. However, if filed, there is no guarantee that such application will be granted.

Total Return Swap Risk

The Fund has entered, and may enter into additional, total return swap (“TRS”) agreements that would expose the Fund to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage. A TRS is a contract in which one party agrees to make periodic payments to another party based on the return of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS is typically used to obtain exposure to a basket of securities or loans or market without owning or taking physical custody of such securities or loans or investing directly in such market. A TRS effectively adds leverage to our portfolio because, in addition to our total net assets, we would be subject to investment exposure on the amount of securities subject to the TRS. A TRS is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In addition, because a TRS is a form of synthetic leverage, such arrangements are subject to risks similar to those associated with the use of leverage.

Cyber-Security Risk, Identity Theft Risks

Cyber-security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser’s and Sub-Advisers’ information and technology systems may be vulnerable to damage or interruption from computer viruses and other malicious code, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches, usage errors by their respective professionals or service providers, power, communications or other service outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. If unauthorized parties gain access to such information and technology systems, they may be able to steal, publish, delete or modify private and sensitive information. Although the Adviser and Sub-Advisers have implemented various measures to manage risks relating to these types of events, such systems could be inadequate and, if compromised, could become inoperable for extended periods of time, cease to function properly or fail to adequately secure private information. Breaches such as those involving covertly introduced malware, impersonation of authorized users and industrial or other espionage may not be identified even with sophisticated prevention and detection systems, potentially resulting in further harm and preventing it from being addressed appropriately. The Advisers and Sub-Advisers and/or the Fund may have to make a significant investment to fix or replace them. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in the Adviser’s, Sub-Advisers’ and/or the Fund’s operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to shareholders and the intellectual property and trade secrets of the Adviser or Sub-Advisers. Such a failure could harm the Adviser’s or Sub-Advisers’ and/or the Fund’s reputation, subject any such entity and their respective affiliates to legal claims and adverse publicity and otherwise affect their business and financial performance.

A disaster or a disruption in the infrastructure that supports the Fund’s business, including a disruption involving electronic communications or other services used by the Fund or by third parties with whom the Fund conducts business, or directly affecting the Fund’s headquarters, could have a material adverse impact on the Fund’s ability to continue to operate its business without interruption. The Fund’s disaster recovery programs may not be sufficient to mitigate the harm that may result from such a disaster or disruption. In addition, insurance and other safeguards might only partially reimburse the Fund for its losses, if at all.

Third parties with which the Fund does business may also be sources of cyber-security or other technological risk. The Fund outsources certain functions and these relationships allow for the storage and processing of its information, as well as client, counterparty, employee, and borrower information. While the Fund engages in actions to reduce its exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure, destruction, or other cyber-security incident that affects its data, resulting in increased costs and other consequences as described above.

Foreign Investments’ Risks

The Fund has invested in, and may in the future make additional investments in securities, direct loans, Broadly Syndicated Loans and subordinated loans, of non-U.S. issuers or borrowers. These investments involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in U.S. companies. Markets for these investments in foreign countries often are not as developed, efficient or liquid as similar markets in the United States, and therefore, the prices of non-U.S. instruments may be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of non-U.S. instruments to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its foreign investments. Generally, there is less readily available and reliable information about non-U.S. issuers or borrowers due to less rigorous disclosure or accounting standards and regulatory practices. Investments in so-called “emerging markets” (or lesser developed countries) are particularly speculative and entail all of the risks of investing in non-U.S. securities but to a heightened degree. Compared to developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and smaller securities and debt markets. Securities and debt issued by companies located in emerging market countries tend to be especially volatile and may be less liquid than securities and debt traded in developed countries. Additionally, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries.

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2025

Foreign Real Estate and Real Estate-Related Investment Risk

We have invested and may make additional investments in real estate located outside of the United States and real estate debt issued in, and/or backed by real estate in, countries outside the United States, including Canada, countries in Western Europe, Central America and South America. Foreign real estate and real estate-related investments involve certain factors not typically associated with investing in real estate and real estate-related investments in the United States, including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which such investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between U.S. and non-U.S. real estate markets, including potential price volatility in and relative illiquidity of some non-U.S. markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and differences in government supervision and regulation; (v) certain economic, social and political risks, including potential exchange-control regulations, potential restrictions on non-U.S. investment and repatriation of capital, the risks associated with political, economic or social instability, including the risk of sovereign defaults, regulatory change, and the possibility of expropriation or confiscatory taxation or the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, and adverse economic and political developments; (vi) the possible imposition of non-U.S. taxes on income and gains and gross sales or other proceeds recognized with respect to such investments; (vii) differing and potentially less well-developed or well-tested corporate laws regarding stakeholder rights, creditors’ rights (including the rights of secured parties), fiduciary duties and the protection of investors; (viii) different laws and regulations including differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (ix) political hostility to investments by foreign investors; and (x) less publicly available information.

Emerging Market Investments Risk

The Fund has invested and may make additional investments in real estate or issuers in emerging markets, specifically certain markets in Central America or South America. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; (ii) significant price volatility; (iii) restrictions on foreign investment; and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets investments may include (i) greater social, economic and political uncertainty and instability; (ii) more substantial governmental involvement in the economy; (iii) less governmental supervision and regulation; (iv) the unavailability of currency hedging technique;(v) companies that are newly organized and small; (vi) differences in auditing and financial reporting standards; which may result in unavailability of material information about issuers; and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a security. Such a delay could result in possible liability to a purchaser of the security.

Note 12 - Subsequent Events

Subsequent events after the date of the financial statements have been evaluated through the date the financial statements were available to be issued.

Repurchased Shares

Subsequent to September 30, 2025, the Fund completed a quarterly repurchase offer which resulted in 570,493, 18,736, 12,364 and 84 of Class I, Class C, Class A, and Class L shares being repurchased for $12,562,251, $391,212, $268,679, and $1,790, respectively.

Investment Activity

Subsequent to September 30, 2025, the Fund invested $28.4 million in CMBS and CLO investments and disposed $18.4 million of CMBS and CLO investments. The Fund also added exposure to broadly syndicated loans under total return swap contracts with a net notional amount of $560,964.

Financing Activity

Subsequent to September 30, 2025,the Fund had borrowings of $10.0 million on the unsecured credit facility. The Fund also pledged $26.8 million of CLO Debt investments as collateral to the Reverse Repo Facility, and had net borrowings of $36.1 million on the Reverse Repo Facility.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of CIM Real Assets & Credit Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of CIM Real Assets & Credit Fund (the “Fund”), including the consolidated schedule of investments, as of September 30, 2025, the related consolidated statements of operations and cash flows for the year then ended, statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

The consolidated financial highlights for each of the three years in the period ended September 30, 2023 were audited by other auditors whose report, dated November 29, 2023, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of September 30, 2025, by correspondence with the custodian, loan agents, and borrowers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Los Angeles, California

November 26, 2025

We have served as the Fund’s auditor since 2024.

CIM Real Assets & Credit Fund	Additional Information
September 30, 2025 (Unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Adviser, or the Sub-Advisers, when applicable, uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (866) 907-2653; and (2) on the SEC’s website at http://www.sec.gov. Information about how the Adviser, or the Sub-Advisers, when applicable voted proxies with respect to the Companies portfolio securities during the most recent period ended June 30, 2025 can be obtained (1) without charge, upon request, by calling (866) 907-2653; and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of its portfolio holdings with the SEC as of the first and third quarters of each fiscal year as an exhibit to Form N-PORT. The Fund’s Form N-PORT filings are available upon request by calling 855-747-9559 or by contacting the Fund by mail at 4700 Wilshire Boulevard, Los Angeles, CA, 90010. You may also obtain a copy of each of the filings on the SEC’s website at http://www.sec.gov or on our website at https://www.cimgroup.com/investment-platforms/credit/racr.

CIM Real Assets & Credit Fund	Board Approval of Sub-Advisory Agreements
September 30, 2025

On May 22, 2025, the board of trustees (the “Board”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”), considered and unanimously approved an amended and restated Sub-Advisory Agreement (“Amended and Restated OFS Sub-Advisory Agreement”) with OFS Capital Management, LLC (“OFS Sub-Adviser”) to amend the fee schedule resulting in lower sub-advisory fees for certain asset levels paid by the CIM Capital IC Management, LLC (the “Adviser”) to the OFS Sub-Adviser on behalf of the Fund.

When considering whether to approve the renewal of these agreements, the Board considered the following factors with respect to each agreement:

(a) Nature, Extent and Quality of Services. The Board previously received and considered materials related to the nature, extent and quality of the services provided and to be provided by the Adviser and the OFS Sub-Adviser (together, the “Advisers”) to the Fund under the investment advisory agreement that the Fund has entered into with the Adviser (the “Investment Advisory Agreement”) and the Amended and Restated OFS Sub-Advisory Agreement (together, the “Advisory Agreements”). At its February 12, 2025 meeting, the Board concluded that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements should continue to benefit the Fund’s shareholders. In connection with its approval of the Amended and Restated OFS Sub-Advisory Agreement at its May 22, 2025 meeting, the Board noted that such approval would not change the Fund’s portfolio managers, investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the Fund under the Amended and Restated OFS Sub-Advisory Agreement will continue to benefit the Fund’s shareholders.

(b) Investment Performance. At its February 12, 2025 meeting, the Board reviewed investment performance by considering the Fund’s performance compared to the performance of other credit interval funds and real estate interval funds with similar investment objectives and policies as the Fund. The Board concluded that the Fund’s performance was satisfactory and that the Fund’s performance supported the renewal of the Advisory Agreements.

(c) Fees and Expenses. The Board noted that the Amended and Restated OFS Sub-Advisory Agreement would result in no change to the Fund’s management fee and total expense ratio and considered that it received and reviewed information regarding the Fund’s current management fee rate and total expense ratio compared to other credit interval funds and real estate interval funds with similar investment strategies as the Fund in connection with the annual approval at its February 12, 2025 meeting. Based on its review, the Board concluded at its May 22, 2025 meeting that the Fund’s current management fee is fair and reasonable in light of the services that the Fund receives and the other factors considered.

(d) Profitability. The Board considered that it previously reviewed information regarding the profits realized and the anticipated profits that may be realized by the Advisers under the Advisory Agreements, and whether the amount of profit is a fair profit for the services provided under the Advisory Agreements at its February 12, 2025 meeting. At its May 22, 2025 meeting, the Board concluded that it continued to believe that the profitability that may be realized by the Advisers remained appropriate.

(e) Economies of Scale. The Board considered that it previously received and reviewed information regarding whether the Advisers would realize economies of scale with respect to the services to be provided to the Fund. The Board concluded that the Advisers’ fee remains appropriate in light of the size of the Fund and appropriately reflects the current economic and competitive environment for the Adviser.

(f) Collateral Benefits. The Board considered that it previously received and reviewed information regarding whether the Advisers or their affiliates may receive other benefits as a result of their relationship with the Fund and determined that any reputational benefits that the Advisers might experience were reasonable.

In considering and weighing the factors above, the Board did not give particular weight to any single factor. Individual Board members may have ascribed different weights to these factors in their individual considerations in reaching their unanimous decision to approve the Amended and Restated OFS Sub-Advisory Agreement.

CIM REAL ASSETS & CREDIT FUND - TRUSTEES AND OFFICERS

The Board is comprised of five Trustees, including three Independent Trustees. The name, age and principal occupations for the past five years of the Trustees and Executive Officers of the Fund are listed below. Additional information regarding the Fund’s Trustees is included in the Fund’s Statement of Additional Information, which can be obtained, without charge, by calling (866) 907-2653 or emailing racr@cimgroup.com.

INTERESTED TRUSTEES

The following Trustees are “interested persons” as defined in the 1940 Act (the “Interested Trustees”). The address for each Trustee is c/o CIM Real Assets & Credit Fund, 4700 Wilshire Boulevard, Los Angeles, California 90010.

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Principal Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
David Thompson Birth year: 1963	Chairman of the Board of Trustees and Chief Executive Officer	2019	Mr. Thompson has been the Chief Executive Officer of the Fund since August 2019. In addition, Mr. Thompson is a Principal and Chief Financial Officer of CIM. As a Principal, Mr. Thompson serves on CIM’s Investment Committee, Investment Committee — Credit Subcommittee and Valuation Committee. He has also been Chief Executive Officer of Creative Media & Community Trust Corporation (Nasdaq: CMCT), a CIM-managed real estate investment trust that seeks to own, operate and develop premier multifamily and creative office assets in vibrant and emerging communities throughout the United States, since March 2019. Previously, Mr. Thompson served as the Chief Financial Officer of CMCT from March 2014 to March 2019.	1	None
Bilal Rashid Birth year: 1971	Trustee	2019	Mr. Rashid is the Chairman of the Board and Chief Executive Officer of OFS Capital Corporation, the Chairman of the Board, President and Chief Executive Officer of Hancock Park Corporate Income, Inc. and OFS Credit Company, Inc., President and a Senior Managing Director of the OFS Sub-Adviser, Chief Executive Officer of Orchard First Source Asset Management Holdings, LLC (“Holdings”), and a member of Holdings’ executive committee. Mr. Rashid also serves on the Middle-Market Investment Committee, Broadly Syndicated Investment Committee and Structured Credit Investment Committee of the OFS Sub-Adviser.	4	None

(1)	The Trustees and Officers serve until their successors are duly elected and qualified.

(2)	The Fund Complex includes the Fund, OFS Capital Corporation (Nasdaq: OFS), a business development company managed by the OFS Sub-Adviser, OFS Credit Company (Nasdaq: OCCI), a registered investment company managed by the OFS Sub-Adviser, and Hancock Park Corporate Income, Inc., a business development company managed by the OFS Sub-Adviser.

INDEPENDENT TRUSTEES

The following Trustees are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”). The address for each Trustee is c/o CIM Real Assets & Credit Fund, 4700 Wilshire Boulevard, Los Angeles, California 90010.

Name and Age	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Principal Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Stephen O. Evans Birth year: 1945	2019	Mr. Evans served as a member of the Board of Directors of CIM Real Estate Finance Trust, Inc. (“CMFT”), a non-listed REIT that invests primarily in net lease core real estate assets as well as real estate loans and other credit investments, from December 2020 to December 2021. He served as a member of the board of directors of Cole Office & Industrial REIT (CCIT III), Inc. (“CCIT III”) from July 2016 until CCIT III’s merger with and into CMFT in December 2020. Since 2000, Mr. Evans has served as the president of Evans Realty Associates, a private real estate investment company.	1	Communities Southwest, Inc., a private land investment and development company
Carol (“Lili”) Lynton Birth year: 1961	2019	Since 1992, Ms. Lynton has been an operating partner for The Dinex Group, which operates Daniel Boulud branded restaurants, and which she co-founded. Ms. Lynton also currently serves as the President and Chief Financial Officer of Lezen Acquisition, LLC, which is the owner of Arcadia Publishing Company. Further, Ms. Lynton has served as the chief investment officer of HD American Trust, a family investment office she started in 1987.	1	Gaming and Leisure Properties, Inc. (NASDAQ: GLPI) and Phaidon Press, a private publishing company.
Ashwin Ranganathan Birth year: 1969	2019	Mr. Ranganathan is the Founder and CEO of Sikander Capital, a multi-asset family office focused on equity, venture capital and real estate, which he started in 2013. Since January 2022, Mr. Ranganathan has served as a member of the Board of Directors, as a member of the Audit Committee, Nominating & Corporate Governance Committee and as Chairman of the Compensation Committee of OFS Capital Corporation and a member of the Board of Directors, the Audit Committee and Nominating & Governance Committee of Hancock Park Corporate Income, Inc.	3*	None

(1)	The Trustees and Officers serve until their successors are duly elected and qualified.

(2)	The Fund Complex includes the Fund, OFS Capital Corporation and Hancock Park Corporate Income, Inc.

EXECUTIVE OFFICERS WHO DO NOT SERVE AS A TRUSTEE

Information on each of the Fund’s Executive Officers who do not serve as a Trustee is provided below. The address for each Executive Officer is c/o CIM Real Assets & Credit Fund, 4700 Wilshire Boulevard, Los Angeles, California 90010.

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years
Barry Berlin Birth year: 1960	Chief Financial Officer, Treasurer and Secretary	Since 2022	Mr. Berlin has been the Chief Financial Officer of CMCT since 2022. He has been the Executive Vice President of CMCT since October 2008, Chief Financial Officer of CMCT’s wholly-owned subsidiary lending business since 1992 and the Chief Executive Officer and Chairman of the Board of Directors of that business since 2020. In addition, Mr. Berlin was also Chief Financial Officer of PMC Capital, Inc., an affiliate of the predecessor of CMCT, from November 1992 to February 2004. PMC Capital, Inc. was a registered investment company under the 1940 Act that merged with and into CMCT’s predecessor in 2004 (with such predecessor as the surviving entity). Further, Mr. Berlin has served in various finance and accounting roles within CIM Group and its affiliates since 2017 and is currently a Managing Director of CIM Group and Chief Financial Officer of CIM Capital, LLC, an investment adviser registered with the Securities & Exchange Commission that is an affiliate of CIM Capital IC Management, LLC. Mr. Berlin earned a Bachelor of Science degree in Accounting from the University of Florida and is a certified public accountant. Mr. Berlin’s career began at Laventhol and Horwath in September 1982; he remained there until August 1986. From August 1986 to November 1992, Mr. Berlin was an audit manager with Imber and Company, Certified Public Accountants and its predecessor.
Stephen Altebrando Birth year: 1977	Vice President, Portfolio Oversight	Since 2019	Mr. Altebrando is Vice President - Portfolio Oversight of the Fund and is also First Vice President, Portfolio Oversight at CIM Group. He is responsible for overseeing the composition, operations and investment priorities of the Fund and CMCT. Mr. Altebrando joined CIM Group in 2015 to oversee public capital markets across real estate and corporate credit strategies. Prior to joining CIM, he spent ten years as a senior research analyst covering the gaming, lodging and leisure sectors at Sidoti & Company, an institutional brokerage firm focused on small and mid- cap U.S. equities. Prior to his role as a sell-side securities analyst, Mr. Altebrando spent six years working in capital market roles at Donaldson, Lufkin and Jenrette, Schwab Capital Markets and Brokerage America. Mr. Altebrando earned a Bachelor of Science degree in Finance from Villanova University and received an MBA in Finance & Business Economics from the Fordham Graduate School of Business & Economics.
Jordan Dembo Birth year: 1978	Assistant Secretary	Since 2020	Mr. Dembo served as Secretary of the Fund from 2020 until 2022. He is a Principal and Chief Legal Officer overseeing CIM Group’s legal department. In this capacity, Mr. Dembo oversees fund formation, assists with corporate governance and compliance oversight, and provides general advice on other legal issues affecting CIM Group and its investments. Prior to joining CIM Group in November 2011, Mr. Dembo was a Senior Associate in the Real Estate Department for four years at the Los Angeles office of Katten Muchin Rosenman. Prior to that, from 2005 to 2007, Mr. Dembo was an Associate at Cox, Castle & Nicholson, LLP. Mr. Dembo holds a B.B.A. in Real Estate from the University of Wisconsin-Madison and received a J.D. from UCLA, graduating Order of the Coif. Mr. Dembo was named a rising star by Super Lawyers from 2009-2011.
Lisa Kustron Birth year: 1981	Chief Compliance Officer	Since November 2023	Ms. Kustron has served as the Chief Compliance Officer of the Fund since November 2023. She has served as Deputy Chief Compliance Officer of the Adviser and its other advisory’s affiliates since 2019. Ms. Kustron has been a First Vice President of CIM since 2021 and is responsible for overseeing CIM’s Advisers’ compliance programs and dedicated team of professionals. Prior to joining CIM in 2017, Ms. Kustron served as a Vice President of Compliance at Oaktree Capital Management. Her experience also includes global roles at Morningstar Investment Management. Ms. Kustron earned a Bachelor of Arts degree in Finance from the University of Northern Iowa.

(1)	The Officers serve until their successors are duly elected and qualified or until his or her removal from office.

Privacy Policy
CIM Group	www.cimgroup.com

At CIM Group, including its funds, general partners, managers, investment advisers, broker dealer and other affiliates (“CIM”, “our”, “us” or “we”), we are committed to maintaining the confidentiality and privacy of your personal and financial information. The purpose of this Privacy Policy is to explain the types of personal information that CIM collects, how the personal information is obtained, how it is used and the choices that you have regarding our use of, and your ability to review and correct, the personal information we collect about you, among other things.

This Privacy Policy applies to CIM business activities that involve the collection and processing of personal information, including users accessing our website or parties engaging in communications or transactions with CIM. Please read this Privacy Policy as it provides important information regarding your use of our website, our data and privacy practices, and an explanation of your rights. If you do not agree with this Privacy Policy, please do not access or use the website or otherwise provide us personal information.

Last updated: February 2025

1. What Personal Information We Collect

The personal information we collect from or about you may include the following:

–	Addresses and other identifiers – such as name, postal address, email address, phone number, account name, date of birth, Social Security number, driver’s license number, photograph, passport number, or other similar identifiers

–	Protected status – such as citizenship, ethnic background, gender or other similar identifiers

–	Electronic Communication – such as email communications, text communications, or other similar identifiers

–	Financial information – such as bank account details, credit history, income details or other similar identifiers

–	Commercial information – such as records of personal property, products or services purchased, obtained, or considered, or other purchasing or consuming histories or tendencies or other similar identifiers

–	Education or other professional information, including veteran status or other similar information

–	Inferences drawn from personal information – such as individual profiles, preferences, characteristics, behaviors or other similar identifiers

Whether you choose to provide any particular information requested by CIM is completely your own choice. But, if you choose not to provide the information we request, you may be unable to receive or access certain services, offers and information.

We do not sell or share personal information, as those terms are defined in the California Consumer Privacy Act, as amended (“CCPA”).

2. Purpose for Collection

We may collect your personal information for the following purposes:

–	Manage and administer your holding of interests in a fund, and any related accounts on an ongoing basis

–	Assess and process any applications or requests made by you

–	Open, maintain or close accounts in connection with your investment in, or redemption from, the fund scheme
–	Send updates, information and notices or otherwise correspond with you in connection with your investment in the fund scheme

–	Address or investigate any complaints, claims, proceedings or disputes

–	Provide you with, and inform you about, our investment products and services

–	Send direct marketing communications to you

–	Comply with applicable regulatory, accounting, tax and audit requirements

–	Manage our risk and operations

–	Assist with internal compliance with our policies and process

–	Protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

–	Facilitate business asset transactions involving the fund partnership or fund-related vehicles

–	Monitor communications to/from us using our systems

3. Retention

We keep your personal information for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations, to comply with regulatory requirements, in connection with any investment you are involved in, and in accordance with our data retention schedule. We may retain your personal information for a longer period if doing so is necessary to comply with our legal or reporting obligations, or as otherwise permitted or required by law. We may also retain your personal information in a deidentified or aggregated form so that it can no longer be associated with you. To determine the appropriate retention period for your personal information, we consider various factors, such as the amount, nature, and sensitivity of your information; the potential risk of unauthorized access, use or disclosure; the purposes for which we collect or process your personal information; and applicable legal requirements.

4. Cookies

Our website functions are based, in part, on your browser’s ability to accept cookie files. Cookies are pieces of information that a website transfers to your hard drive that allow you to more easily navigate a website and customize website features that are updated each time you visit a website. Our web servers may automatically recognize a visitor’s domain name (such as .com,

2 | CIM Group Privacy Policy

.edu, etc.), the web page from which a visitor enters our website, which pages a visitor visits on our website and on certain other websites, and/or how much time a visitor spends on each page. We may also use cookies to track you or your online activities over time or across websites. We aggregate this information and use it to evaluate and improve our website, or to support our advertising practices.

You may set your preferences to refuse cookies; however, this may limit your access to some areas of our website. If you have enabled your Internet browser to refuse cookies, we will not collect personal information about you. However, we do not respond to browser do-not-track signals.

5. Collecting the Personal Information of Minors

Our products and services are not directed to minors under the age of 16, and we do not knowingly collect or sell the personal information of minors.

6. Your Choices Regarding Direct Marketing

On occasion, we may use your personal information for direct marketing purposes and/or provide your personal information to affiliates for direct marketing purposes (e.g., to provide you with information, products and services that may be of interest to you in the context of the investment-related activities, when raising investments into our funds, in connection with future fundraising activities). If you do not wish to receive such marketing communications from us, please let us know that you would like to “opt out” by emailing us at privacy@cimgroup.com, contacting us at 1-833-687-3621 or using this webform.

Some email communications from us include instructions on how to stop receiving them. Please follow these instructions if you no longer wish to receive such email messages from us.

7. Online Advertising

We endeavor, in good faith, to adhere to self-regulatory advertising principles, such as the Digital Advertising Alliance’s Principles. If you are interested in learning more about and/or opting out of online behavioral advertising, sometimes called interest-based advertising, we encourage you to visit one of the advertising industry-developed opt-out pages, such as www.youradchoices.com or aboutads.info. Please note, we provide these links for your convenience only, we do not have access to, or control over, these sites’ use of cookies or other tracking technologies.

8. Protecting Your Personal Information

We implement and maintain reasonable data security safeguards appropriate to the nature of the personal information that we collect, use, retain, transfer or otherwise process. Our policy is to restrict access to your personal information to only those employees, service providers and other third parties who need to know that information to provide products or services to you. We maintain commercially reasonable physical, technical, and administrative safeguards consistent with industry standards and other applicable standards as required by law and we require service providers and third parties to do the same.

While we are committed to developing, implementing, maintaining, monitoring and updating a reasonable information security program, unfortunately, no data transmission over the

Internet or any wireless network can be guaranteed to be 100% secure. Data security incidents and breaches can occur due to vulnerabilities, criminal exploits or other factors that cannot reasonably be prevented. Accordingly, while our reasonable security program is designed to manage data security risks and thus help prevent data security incidents and breaches, it cannot be assumed that the occurrence of any given incident or breach results from our failure to implement and maintain reasonable security. As a result, while we strive to protect your personal information, you acknowledge that: (a) there are security and privacy limitations of the Internet which are beyond our control; (b) the security, integrity, and privacy of any and all information and data exchanged between you and us through the website cannot be guaranteed; and (c) any such information and data may be viewed or tampered with in transit by a third party.

9. Links to Third-Party Websites

Our websites may contain links to websites operated and maintained by third parties, over which we have no control. Privacy policies on such linked websites may be different from our Privacy Policy. You access such linked websites at your own risk. You should always read the Privacy Policy of a linked website before disclosing any personal information on such website.

10. Policy Changes

To improve the services we can offer you, and in connection with changes in our business operations, CIM may opt to expand or modify our capabilities for obtaining and processing information, including personal information, about users in the future. CIM will update this Privacy Policy when necessary to ensure that you are aware of developments in this area.

We will post those changes on our websites and update our Privacy Policy so that you will know what information we collect, how we use it and what choices you have. Regardless of any changes we make to our Privacy Policy, we will always use your personal information in accordance with the version of the Privacy Policy in place at the time you provided your information, unless you give your express consent for us to do otherwise or as otherwise permitted or required by applicable law.

11. Additional Privacy Terms

In conducting business with CIM or when using our websites, you may be required to agree to additional written or electronic agreements, including additional privacy terms and conditions (“Additional Privacy Terms”), as a condition to visiting the websites or receiving products, services and/or other information. In the event of any conflict between the Additional Privacy Terms and this Privacy Policy, the Additional Privacy Terms shall prevail but we will treat personal information that you provide to us before we adopt such Additional Privacy Terms in accordance with the terms of this Privacy Policy, unless and until you agree with the application of the Additional Privacy Terms to your personal information collected by us prior to the updates or amendments or as otherwise permitted or required by applicable law.

12. Your Feedback

To help us improve our Privacy Policy and practices, please give us your feedback by emailing us at privacy@cimgroup.com, contacting us at 1-833-687-3621 or using this webform.

3 | CIM Group Privacy Policy

13. California Privacy Rights and Disclosures

This California Privacy Rights and Disclosure section addresses legal obligations and rights specified in the California Consumer Privacy Act, or CCPA, as amended. For the purposes of this section (California Privacy Rights and Disclosures), personal information means information that identifies, relates to, describes, is reasonably capable of being associated with, or could be reasonably linked, directly or indirectly, with a particular consumer or household. If you need access to this privacy policy in a different format for accessibility reasons, please email us at privacy@cimgroup.com, contact us at 1-833-687-3621 or use this webform.

These obligations and rights apply to businesses doing business in California and to California residents and information that identifies, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with California consumers or households. It does not include deidentified or aggregate information, publicly available information, or lawfully obtained, truthful information that is a matter of public concern.

Category of Personal Information (PI)	Sources From Which PI is/was Collected	Purpose of Collection	Categories of Entities with Whom PI is/was Disclosed

Address and other identifiers – such as name, postal address, email address, phone number, account name, date of birth, Social Security number, driver’s license number, photograph, passport number, or other similar identifiers

NOTE: The information in this category may include the following elements of Sensitive Personal Information: social security number, driver’s license number, state identification card number, and/or passport number.

–   Directly from you;

–   Automatically when you use our Site or services;

–   From third parties; including business partners, your employer, tax authorities and background/credit check providers; and

–   Publicly available sources

–   To provide you services;

–   To contact you to discuss the services or products you receive from us;

–   To respond to any questions or concerns you have raised;

–   To deal with administrative matters such as capital calls or redemptions;

–   To perform services on our behalf, such as customer service, processing or fulfilling orders,;

–   To otherwise carry out our obligations arising under our contract with you and to enforce the same;

–   To carry out anti-money laundering and other compliance checks and controls;

–   To verify your identity or for other fraud and/or crime prevention;

–   To debug errors in our systems;

–   For marketing and advertising purposes; and

–   For internal research, analytics and development.

–   Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;

–   Service providers, including to provide and support our data management, analytics, security, background and credit checks, and storage systems;

–   Group companies, for business, marketing and operational purposes;

–   Transaction (merger and acquisition) partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and

–   Government authorities or other entities with legal authority to request the information

Protected status – such as citizenship, ethnic background, gender or other similar identifiers

NOTE: The information in this category may include the following elements of Sensitive Personal Information: racial, ethnic, or national origin.

– Directly from you; – From third parties; including business partners, your employer and background/credit check providers; and – Publicly available sources

–   To provide you services;

–   To contact you to discuss the services or products you receive from us;

–   To respond to any questions or concerns you have raised;

–   To deal with administrative matters;

–   To perform services on our behalf;

–   To otherwise carry out our obligations arising under our contract with you and to enforce the same;

–   To carry out anti-money laundering and other compliance checks and controls; and

–   To verify your identity or for other fraud and/or crime prevention.

–   Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;

–   Service providers, including to provide and support our data management, analytics, security, background and credit checks, and storage systems;

–   Group companies, for business, marketing and operational purposes;

–   Transaction (merger and acquisition) partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and

–   Government authorities or other entities with legal authority to request the information

4 | CIM Group Privacy Policy

Category of Personal Information (PI)	Sources From Which PI is/was Collected	Purpose of Collection	Categories of Entities with Whom PI is/was Disclosed

Electronic Communication such as email communications and text messages

NOTE: The information in this category may include the following elements of Sensitive Personal Information: the contents of mail, email, or text messages, to which the business was not the intended recipient.

	– Automatically when you use our Site or services	– To debug errors in our systems; – For marketing and advertising purposes; and – For internal research, analytics and development.	– Group companies, for business, marketing and operational purposes

Financial information such as bank account details, credit history, income details, assets and investment experience, risk tolerance or other similar identifiers

NOTE: The information in this category may include the following elements of Sensitive Personal Information: log-in, financial account, debit card, or credit card number, in combination with any required security or access code, password, or credential allowing access to an account.

–   Directly from you;

–   From your employer;

–   Automatically when you use our Site or services;

–   From third parties acting on your behalf; including business partners, accountancy and law firms; and

–   Background/credit check providers

–   To provide you services;

–   To deal with administrative matters such as invoicing, renewal or to audit customer transactions;

–   To perform services on our behalf, such as processing capital calls or redemptions;

–   To otherwise carry out our obligations arising under our contract with you and to enforce the same;

–   To carry out anti-money laundering and other compliance checks and controls; and

–   To verify your identity or for other fraud and/or crime prevention.

–   Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;

–   Service providers, including to provide and support our data management, analytics, security, and storage systems;

–   Group companies, for business, marketing and operational purposes;

–   Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and

–   Government authorities or other entities with legal authority to request the information

Commercial information – such as records of personal property, products or services purchased, obtained, or considered, or other purchasing or consuming histories or tendencies or other similar identifiers	– Directly from you; – Automatically when you use our Site or services; – From third parties acting on your behalf; including business partners and law firms; and – Through publicly available sources	– To provide you services; and – To otherwise carry out our obligations arising under our contract with you and to enforce the same.

–   Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;

–   Group companies, for business, marketing and operational purposes;

–   Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and

–   Government authorities or other entities with legal authority to request the information

Education or other professional information, including veteran status or other similar identifiers

NOTE: The information in this category may include the following elements of Sensitive Personal Information: union membership.

	– Directly from you; – From your employer; and – Through publicly available sources	– To provide you services; and – To otherwise carry out our obligations arising under our contract with you and to enforce the same.

–   Group companies, for business, marketing and operational purposes;

–   Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by you, us, our parent company, or affiliated operating companies; and

–   Government authorities or other entities with legal authority to request the information

Inferences drawn from CCPA PI – such as individual profiles, preferences, characteristics, behaviors or other similar identifiers	– Directly from you; – Automatically when you use our Site or services; and – From third parties; including business partners or firms acting on your behalf

–   To provide you services;

–   To contact you to discuss the services or products you receive from us;

–   To respond to any questions or concerns you have raised;

–   To deal with administrative matters;

–   To perform services on your behalf, such as booking travel arrangements;

–   To otherwise carry out our obligations arising under our contract with you and to enforce the same;

–   For marketing and advertising purposes; and

–   For internal research, analytics and development

– Group companies, for business, marketing and operational purposes

5 | CIM Group Privacy Policy

The following chart describes the categories of personal information we may collect or have collected about you in the past 12 months and, for each category, where and why we collect it, and the categories of entities to whom we disclose the personal information, if any:

a.       Your Right to Request Disclosure of Information We Collect and Disclose about You

If you are a California resident, the CCPA grants you the right to request certain information about our practices with respect to personal information. In particular, you can request the following:

1. The categories of your personal information that we’ve collected.

2. The specific pieces of your personal information that we’ve collected.

3. The categories of sources from which we collected your personal information.

4. The categories of your personal information that we’ve sold or disclosed for a business purpose.

5. The business or commercial purposes for which we collected, sold or shared your personal information.

6. The categories of third parties to whom we’ve disclosed your personal information.

To exercise your CCPA right to request this information, either email us at privacy@cimgroup.com, contact us at 1-833-687-3621 or use this webform. These requests for disclosure are generally free.

b.       Your Right to Request the Deletion of Personal Information

Upon your request, and subject to certain exceptions, we will delete, and direct applicable service providers to delete, the personal information we have collected about you.

To exercise your right to request the deletion of your personal information, either email us at privacy@cimgroup.com, contact us at 1-833-687-3621 or use this webform. These requests for deletion are generally free.

c.       Your Right to Ask Us Not to Sell or Share Your Personal Information

We do not, and will not, sell or share your personal information.

d.       Your Right to Request the Correction of Your Personal Information

Upon your request, and subject to certain limitations, we will correct any inaccurate personal information we maintain about you.

To exercise your right to request the correction of your personal information, either email us at privacy@cimgroup.com, contact us at 1-833-687-3621 or use this webform. These requests for correction are generally free.

e.       Our Use or Disclosure of Sensitive Personal Information

We only use and disclose Sensitive Personal Information for the purposes set forth in Section 7027(m) of the CCPA regulations.

f.       Our Support for the Exercise of Your Data Rights

We are committed to providing you control over your personal information. If you exercise any of these rights explained in this section of the Privacy Policy, we will not disadvantage you. You will not be denied or charged different prices or rates for goods or services or provided a different level or quality of goods or services.

g. How We Will Handle a Request to Exercise Your Rights

For requests for access or deletion, we will first acknowledge receipt of your request. We will provide a substantive response to your request as soon as we can, generally within 45 days from when we receive your request, although we may be allowed to take longer to process your request under certain circumstances. If we expect your request is going to take us longer than normal to fulfil, we’ll let you know.

When you make a request to access, correct, or delete your personal information, we will take steps to verify your identity. These steps may include asking you for personal information, such as your name, address, or other information we maintain about you. If we are unable to verify your identity with the degree of certainty required, we will not be able to respond to the request. We will notify you to explain the basis of the denial.

You may also designate an authorized agent to submit requests on your behalf. If you do so, you will be required to verify your identity by providing us with certain personal information as described above. Additionally, we will also require that you provide the agent with written permission to act on your behalf, and we will deny the request if the agent is unable to submit proof to us that you have authorized them to act on your behalf.

14. European Privacy Rights and Disclosures

This European Privacy Rights and Disclosure section addresses legal obligations and rights specified in the EU General Data Protection Regulation and the UK General Data Protection Regulation (together, “GDPR”). These obligations and rights apply to individuals who are located in the European Economic Area (“EEA”) and the United Kingdom (“UK” and, together with the EEA, “Europe”). This section describes the policies and procedures followed by CIM regarding the collection, use and disclosure of your personal data when you visit the website, or otherwise interact with CIM. For the purposes of this section (European Privacy Rights and Disclosures), personal data means any information relating to an identified or identifiable natural person, either directly or indirectly.

According to the GDPR, CIM Group,L.P. is the controller of your personal data.

a. Collection of Your Personal Data

When you visit the website, receive services from us or otherwise interact with us, we may collect the following personal data about you: your name, postal address, email address, phone number, account name, date of birth, Social Security number, driver’s license number, photograph, passport number, employer, job title, bank account information, financial information such as your income and net worth, risk tolerance and transaction history, details about your investment activity or retirement portfolios and information about your transactions with us such as the investment amount and any contributions and/or distributions, as well as any other information you choose to provide to us.

6 | CIM Group Privacy Policy

Where CIM carries out background checks on certain individuals for a business purpose, this may involve the processing of data relating to criminal convictions and offences. This data will only be processed where such processing is specifically required or authorized by law.

b. Use of Your Personal Data

We may use the personal data you give us to carry out the following purposes:

To contact you and to respond to your requests and enquiries when you contact us or subscribe to receive email alerts: We have a legitimate interest to respond to your requests and enquiries for ongoing business administration.

To deliver services to you: To manage and perform our contract with you.

For business administration, including statistical analysis: We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient.

To personalise your visit to the website and to assist you while you use the websites: We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient.

To improve the website by helping us understand who uses the websites: We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient.

For fraud prevention and detection and to comply with applicable laws, regulations or codes of practice: To comply with our legal obligations.

c. Sharing Your Personal Data

We may share your personal information with others, but only in certain limited situations, including: (i) within our corporate group or among our affiliated entities, all of which follow this Privacy Policy or equivalent privacy policies; (ii) with our service providers or other parties who agree to keep your personal information confidential and use it only on behalf of CIM; (iii) if your investment is transferred from your current custodian to another custodian, we provide your contact details, tax identification number and other personal information contained within transfer documents to the new custodian on your behalf; and (iv) as otherwise agreed by you. Third parties with whom we share your personal information are bound to comply with similar and equally stringent undertakings of privacy and confidentiality.

In some cases, we may be required to disclose certain personal information to comply with legal or regulatory obligations; to comply with the charter of the applicable entity into which you invest; to detect and protect against fraud, or any technical or security vulnerabilities; for an investigation or a legal process, such as a court order or subpoena; to respond to an emergency; or otherwise to protect the rights, property, safety, or security of third parties, visitors to the website, our businesses, or the public.

In addition, CIM may disclose certain personal information to any third party that acquires, or is interested in acquiring, all or part of CIM’s assets or shares, or that succeeds CIM in carrying on all or a part of its business, whether by merger, acquisition, reorganization or otherwise.

d. International Transfers

When you are based in Europe, personal data collected from you, including via the websites may be transferred to certain recipients located outside Europe, which do not provide a similar or adequate level of protection to that provided by countries in Europe, including the United States. Where we transfer your personal data outside Europe, we will do so on the basis of appropriate safeguards, such as contractual safeguards.

e. Rights of Individuals

You may have certain data privacy rights which may be subject to limitations and/or restrictions. These rights include the right to: (i) request access to and rectification and erasure of your personal data; (ii) obtain restriction of processing or to object to processing of your personal data; and (iii) ask for a copy of your personal data to be provided to you, or a third party, in a digital format. You also have the right to lodge a complaint about the processing of your personal data with your local data protection authority. If you would like to exercise any of these rights, please feel free to email us at privacy@cimgroup.com, contact us at 1-833-687-3621 or use this webform.

15. Canadian Privacy Rights and Disclosures

If you are in Canada, you have a right to request access to your personal information and to request a correction to it if you believe it is inaccurate. To exercise these rights, please email us at privacy@cimgroup.com, contact us at 1-833-687-3621 or use this webform. Please note, however, that in some cases we may not be able to allow you to access certain personal information in certain circumstances, for example if it contains personal information of other persons, or for legal reasons.

When you make a request to exercise your rights, we will take steps to verify your identity. These steps may include asking you for personal information, such as your name, address, or other information we maintain about you. If we are unable to verify your identity with the degree of certainty required, we will not be able to respond to the request. We will notify you to explain the basis of the denial.

For information on withdrawing your consent to the processing of your personal information, please email us at privacy@cimgroup.com, contact us at 1-833-687-3621 or use this webform.

Please note that some or all of the personal information we collect may be stored or processed on servers located outside Canada and your jurisdiction of residence, including in the United States, whose data protection laws may differ from the jurisdiction in which you live. As a result, this information may be subject to access requests from governments, courts, or law enforcement in those jurisdictions according to laws in those jurisdictions.

4700 Wilshire Boulevard, Los Angeles, CA 90010 | 833-687-3621 | www.cimgroup.com/privacy-policy | ©2025

CORP-PRVC-2 (3/25)

CIM

Creating Value.

Enhancing Communities.

4700 Wilshire Boulevard, Los Angeles, CA 90010 | 866.341.2653 | www.cimgroup.com

CCO CAPITAL, LLC, MEMBER FINRA/SIPC, IS THE EXCLUSIVE WHOLESALE MARKETING AGENT FOR CIM REAL ASSETS & CREDIT FUND. NORTHERN LIGHTS DISTRIBUTORS, LLC, (4221 NORTH 203rd STREET, SUITE 100, ELKHORN, NE 68022, MEMBER FINRA) IS THE DISTRIBUTOR OF CIM REAL ASSETS & CREDIT FUND. CCO CAPITAL AND NORTHERN LIGHTS DISTRIBUTORS, LLC ARE NOT AFFILIATED.

©2025 CIM GROUP

Item 2. Code of Ethics.

As of the end of the period covered by this report, CIM Real Assets & Credit Fund (the “Registrant”) has adopted a Sarbanes-Oxley Code of Business Conduct that applied to the Registrant’s principal executive officer and principal financial officer (the “SOX Code of Business Conduct”).

(b)        Not applicable.

(c)        During the period covered by this report, the Registrant did not amend any provisions of the SOX Code of Business Conduct.

(d)        During the period covered by this report, the Registrant did not grant any waivers from any provisions of the SOX Code of Business Conduct.

(e)       Not applicable.

(f)        A copy of the Registrant’s SOX Code of Business Conduct is available, free of charge, by making a written request to: CIM Real Assets & Credit Fund, 4700 Wilshire Boulevard, Los Angeles, California 90010, or by calling the Fund at (866) 907-2653.

Item 3. Audit Committee Financial Expert.

(a)(1) As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Carol (“Lili”) Lynton is qualified to serve as an audit committee financial expert serving on its audit committee based on her experience in financial and accounting matters, and has determined that she is “independent,” as defined in paragraph (a)(2) of Item 3 of Form N-CSR.

(a)(2) Not applicable.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees – The aggregate fees billed for the last two fiscal years ended September 30, 2025 and September 30, 2024 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $367,500 and $360,500, respectively.

(b)       Audit-Related Fees – The aggregate fees billed for the last two fiscal years ended September 30, 2025 and September 30, 2024 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and which are not reported under (a) of this Item were $0 for both periods.

(c)       Tax Fees – The aggregate fees billed in the last two fiscal years ended September 30, 2025 and September 30, 2024 for professional services rendered by Cohen & Company and the principal accountant for the review of the Registrant’s income tax returns, excise tax returns and dividend calculations were $137,686 and $120,343, respectively.

(d)       All Other Fees – The aggregate fees billed for the two last fiscal years ended September 30, 2025 and September 30, 2024 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item, were $0 and $0, respectively.

(e)(1) The Registrant’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Registrant’s independent registered public accounting firm. Under the policies, on an annual basis, the Registrant’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Registrant.

(e)(2) No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       Not applicable.

(g)       The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the last fiscal year of the Registrant were $0 and $0 in 2025 and 2024, respectively.

(h)       Not applicable.

(i)       Not applicable.

(j)       Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)       Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)       Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)       The Registrant’s full schedule of investments is included as part of the annual report to stockholders included in Item 7 of this Form N-CSR.

(b)       Not applicable.

Item 7. Statement Regarding Basis for Approval of Investment Advisory Contract.

A statement regarding basis for approval of the Amended and Restated OFS Sub-Advisory Agreement is included in the Registrant’s Report to Stockholders under Item 1 herein.

Item 8. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s Board of Trustees has delegated the voting of proxies for Fund securities to CIM Capital IC Management, LLC, a Delaware limited liability company (the “Adviser”), the Fund’s investment adviser, with assistance from each of the Fund’s sub-advisers, CIM Capital SA Management, LLC, a Delaware limited liability company (the “CIM Sub-Adviser”), and OFS Capital Management, LLC, a Delaware limited liability company (the “OFS Sub-Adviser”, and, together with the CIM Sub-Adviser, the “Sub-Advisers”) as appropriate. The Adviser votes proxies relating to the Fund’s portfolio securities in what the Adviser perceives to be the best interest of its clients. The Adviser reviews on a case-by-case basis each proposal submitted to a shareholder vote to determine its effect on the portfolio securities held by its clients. In most cases the Adviser will vote in favor of proposals that the Adviser believes are likely to increase the economic value of the underlying portfolio securities held by the Adviser’s clients. Although the Adviser will generally vote against proposals that may have a negative effect on its clients’ portfolio securities, the Adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

The Adviser’s proxy voting decisions are made by those senior officers who are responsible for monitoring each of its clients’ investments. When appropriate, the Adviser solicits assistance from senior officers of the applicable Sub-Adviser in making proxy voting decisions. To ensure that the Adviser’s vote is not the product of a conflict of interest, the Adviser requires that (1) anyone involved in the decision-making process disclose to the Adviser’s chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, the Adviser will disclose such conflicts to its client, including with respect to the Fund, the Independent Trustees and the Adviser may request guidance from such persons on how to vote such proxies for their account.

Item 9. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Information regarding the portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio as of the date hereof is set forth below. Each of the portfolio managers listed below has served as a portfolio manager since the Fund’s inception.

The Adviser and CIM Sub-Adviser – Members of the CIM Investment Committee and other Professionals:

Richard Ressler is the founder and president of Orchard Capital Corporation (“Orchard Capital”), a firm that provides consulting and advisory services to companies in which Orchard Capital or its affiliates invest. Through his affiliation with Orchard Capital, Mr. Ressler serves in various senior capacities with, among others, CIM Group, L.P. (together with its controlled affiliates, “CIM”), a community-focused real estate and infrastructure owner, operator, lender and developer, Orchard First Source Asset Management Holdings, LLC (“OFSAM Holdings”), a holding company consisting of asset management businesses, including, OFS Capital Management, LLC, a registered investment adviser focusing primarily on investments in middle market and broadly syndicated loans, debt and equity positions in collateralized loan obligations and other structured credit investments and other registered investment advisers focusing primarily on investments in broadly syndicated loans, and OCV Management, LLC (“OCV”), an investor, owner and operator of technology companies. Mr. Ressler also serves as a board member for various public and private companies in which Orchard Capital or its affiliates invest. Mr. Ressler served as non-executive chairman of the board of Ziff Davis, Inc. (NASDAQ: ZD), formerly known as j2Global, Inc., from 1997 until May 2022 and as its chief executive officer from 1997 to 2000. In addition, he has also served as the chief executive officer and president and as a director of CIM Real Estate Finance Trust, Inc. (“CMFT”), a non-listed REIT operated by an affiliate of CIM that invests in net lease core real estate assets as well as real estate loans and other credit investments, since February 2018, and has served as chairman of its board of directors since August 2018. Mr. Ressler has served as the chairman of the investment risk management committee of CMFT since April 2022 and served as a member of the nominating and corporate governance committee from August 2018 to March 2022. Mr. Ressler has served as chairman of the board of Creative Media & Trust Corporation (Nasdaq: CMCT), a real estate investment trust that owns, operates and develops premier multifamily and creative office assets in vibrant communities throughout the United States, since 2014. Mr. Ressler served as the chief executive officer, president and a director of CIM Income NAV, Inc. (“CIM Income NAV”) from February 2018 to December 2021 and as chairman of the board of directors of CIM Income NAV from August 2018 to December 2021 until CIM Income NAV’s merger with and into CMFT in December 2021. Mr. Ressler served as the chief executive officer and president and as a director of Cole Office & Industrial REIT (CCIT III), Inc. (“CCIT III”) from February 2018 and as chairman of its board of directors from August 2018 until CCIT III’s merger with and into CMFT in December 2020. Mr. Ressler also served as a director of Cole Office & Industrial REIT (CCIT II), Inc. (“CCIT II”) from January 2019 until CCIT II’s merger with Peakstone Realty Trust (f/k/a Griffin Realty Trust, Inc. (“GRT”)) in March 2021 and as a director of Cole Credit Property Trust V, Inc. (“CCPT V”) from January 2019 to October 2019.

Mr. Ressler co-founded CIM Group, L.P. in 1994 and serves as the executive chairman of CIM and as an officer of various affiliates of CIM, including our manager. Mr. Ressler co-founded the predecessor of OFSAM Holdings in 2001 and chairs its executive committee. Mr. Ressler co-founded OCV in 2016 and chairs its executive committee. Prior to founding Orchard Capital, from 1988 until 1994, Mr. Ressler served as vice chairman of Brooke Group Limited, the predecessor of Vector Group, Ltd. (NYSE: VGR) and served in various executive capacities at VGR and its subsidiaries. Prior to VGR, Mr. Ressler was with Drexel Burnham Lambert, Inc., where he focused on merger and acquisition transactions and the financing needs of middle-market companies. Mr. Ressler began his career in 1983 with Cravath, Swaine and Moore LLP, working on public offerings, private placements, and merger and acquisition transactions. Mr. Ressler holds a B.A. from Brown University, and J.D. and M.B.A. degrees from Columbia University.

Avraham Shemesh is a Co-Founder, Principal and President of CIM’s Real Asset Management division with more than 30 years of active real estate, infrastructure and lending experience. Since co-founding CIM Group, L.P. in 1994, Mr. Shemesh has been instrumental in building CIM Group, L.P.’s real estate, infrastructure and debt platforms. He serves on CIM Group, L.P.’s Investment, Allocation, Valuation and Real Assets Management Committees as well as the Investment Committee – Credit Subcommittee (“ICCS”), providing guidance on the diverse opportunities available across CIM’s various platforms and acts in various senior capacities within CIM Mr. Shemesh is responsible for CIM’s long-time relationships with strategic institutions and oversees teams essential to acquisitions, portfolio management and internal and external communication. He serves as an officer of various affiliates of CIM. In addition, Mr. Shemesh has served as a director of CMFT since March 2019. He has also served as a director of CMCT since 2014. He served as a director of CIM Income NAV from January 2019 to December 2021. He also served as the chief executive officer and president and as a director of CCIT II from February 2018, and as chairman of the board of directors of CCIT II from August 2018 until CCIT II’s merger with GRT in March 2021. Until the mergers of such entities with and into CMFT in December 2020, he served as the chief executive officer and as a director of CCPT V beginning in March 2018, as chairman of the board of directors of CCPT V beginning in August 2018, and as a director of CCIT III beginning in January 2019. Prior to CIM Group, L.P., Mr. Shemesh was involved in a number of successful entrepreneurial real estate activities, including co-founding Dekel Development, a developer of a wide variety of commercial and multifamily properties in Los Angeles.

Shaul Kuba is a Co-Founder, Principal and President of CIM’s Real Asset Services division with more than 30 years of active real estate, infrastructure and lending experience. Since co-founding CIM Group, L.P. in 1994, Mr. Kuba has been an integral part of building CIM Group, L.P.’s platforms. As a principal and head of CIM Group, L.P.’s development group, he is actively involved in the development, redevelopment and repositioning of CIM Group, L.P.’s real estate assets. Additionally, Mr. Kuba is instrumental in sourcing new opportunities and establishing and maintaining relationships with national and regional retailers, hospitality brands and restaurateurs. He serves on CIM Group, L.P.’s Investment, Allocation and Real Asset Management Committees and provides guidance on the diverse opportunities across CIM’s platforms. He also serves as an officer of various affiliates of CIM. He has served as a director of CMCT since 2014 and its chief investment officer since March 2023. Prior to CIM Group, L.P., Mr. Kuba was involved in a number of successful entrepreneurial real estate activities including co-founding Dekel Development, a developer of commercial and multifamily properties in Los Angeles.

OFS Sub-Adviser Portfolio Managers:

Bilal Rashid is a Trustee of the Fund, the Chairman of the Board and Chief Executive Officer of OFS Capital Corporation (“OFS Capital”), the Chairman of the Board, President and Chief Executive Officer of Hancock Park Corporate Income, Inc. (“Hancock Park”) and OFS Credit Company, Inc. (“OFS Credit”), President and a Senior Managing Director of the OFS Sub-Adviser, Chief Executive Officer of Orchard First Source Asset Management Holdings, LLC (“Holdings”), and a member of Holdings’s investment and executive committees. Mr. Rashid also serves on the Middle-Market Investment Committee, Broadly Syndicated Investment Committee and Structured Credit Investment Committee of the OFS Sub-Adviser. Prior to joining Orchard First Source Capital, Inc. (“OFSC”) in 2008, Mr. Rashid was a managing director in the global markets and investment banking division at Merrill Lynch. Mr. Rashid has more than 25 years of experience in investment banking, debt capital markets and investing as it relates to corporate credit and structured credit, debt capital markets and investment banking. Over the years, he has advised and arranged financing for investment management companies and commercial finance companies including business development companies. Before joining Merrill Lynch in 2005, he was a vice president at Natixis Capital Markets, which he joined as part of a large team move from Canadian Imperial Bank of Commerce (“CIBC”). Prior to CIBC, he worked as an investment analyst in the project finance area at the International Finance Corporation, which is part of the World Bank. Prior to that, Mr. Rashid was a financial analyst at Lehman Brothers. Mr. Rashid has a B.S. in Electrical Engineering from Carnegie Mellon University and an MBA from Columbia University.

Kyde Sharp is a Managing Director and member of the Middle Market Investment Committee of the OFS Sub-Adviser. Mr. Sharp is responsible for sourcing and evaluating investment opportunities for the middle market lending business as well as portfolio management. Prior to joining OFSC in 2017, Mr. Sharp was a Managing Director of Fifth Street Asset Management (NASDAQ: FSAM), a credit-focused asset manager located in Greenwich, CT. Earlier in his career he was an Associate with The Ben Barnes Group (formerly Entrecorp) where he priced, structured and negotiated equity-based consulting engagements. Mr. Sharp holds a Master of Business Administration from The Wharton School, University of Pennsylvania, a Juris Doctor from Fordham University School of Law, and a Bachelor of Arts in Philosophy from Hamilton College.

Kenneth A. Brown is a Managing Director of the OFS Sub-Adviser and serves as a member of the Broadly Syndicated Investment Committee and the Structured Credit Investment Committee of the OFS Sub-Adviser. He is responsible for leading the trading, underwriting and credit monitoring functions of the CLOs, as well as maintaining relationships with agent/investment banks. Mr. Brown has over 25 years of experience in leveraged finance and public accounting. Prior to joining OFSC in 2007, Mr. Brown was a Vice President at GE Antares Capital, a unit of General Electric Capital Corporation and a leading middle market agent lender for private equity sponsored transactions. Prior to GE Antares, Mr. Brown was at First Source Financial, Inc., a middle market lender focused on direct and participation interests in private equity sponsored transactions, and Arthur Andersen LLP, a national public accounting firm. Mr. Brown has also earned his CPA certification. Mr. Brown holds a Bachelor of Science in Accountancy from the University of Illinois at Urbana-Champaign and a Master of Business Administration, with concentrations in Finance and Strategic Management, from The University of Chicago Booth School of Business.

Glen Ostrander is a Managing Director of the OFS Sub-Adviser and focuses on structured products investment activities of the firm, capital markets related activities, fundraising, and strategic initiatives. Mr. Ostrander serves as a member of the Structured Credit Investment Committee of the OFS Sub-Adviser. Mr. Ostrander has more than 20 years of experience in investing, banking and debt capital markets relating to securitization, corporate credit, and structured credit. Mr. Ostrander has been involved in the CLO market since the late 1990s, with experience in the creation and full life cycle of various types of CLOs through multiple credit cycles. Prior to joining OFSC, Mr. Ostrander worked within the Global Markets & Investment Banking division at Merrill Lynch. Prior to joining Merrill Lynch, he was a Vice President at Wachovia Capital Markets from 1998 to 2006 and worked at International Business Machines and Koch Industries. Throughout his experience at Wachovia Capital Markets, Merrill Lynch, and the OFS Sub-Adviser, Mr. Ostrander has been involved in the structuring of CLO transactions, investing throughout the CLO capital structure, and the creation and vetting of CLO collateral managers. Mr. Ostrander holds a Bachelor of Science in Accounting from Belmont Abbey College.

(a)(2) Certain of the portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of September 30, 2025 (with respect to portfolio managers of the OFS Sub-Adviser) and June 30, 2025 (with respect to the portfolio managers of the CIM Sub-Adviser)*: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

	Number of Accounts	Assets of Accounts (in thousands)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)
Richard Ressler
Registered Investment Companies	0	$—		$—
Other Pooled Investment Vehicles	88	$26,400,000	88	$26,400,000
Other Accounts	1	$53,000	1	$53,000

Avraham Shemesh
Registered Investment Companies	0	$—		$—
Other Pooled Investment Vehicles	88	$26,400,000	88	$26,400,000
Other Accounts	1	$53,000	1	$53,000

Shaul Kuba
Registered Investment Companies	0	$—		$—
Other Pooled Investment Vehicles	88	$26,400,000	88	$26,400,000
Other Accounts	1	$53,000	1	$53,000

Bilal Rashid
Registered Investment Companies	3	$682,048	3	$682,048
Other Pooled Investment Vehicles	14	$3,371,079	14	$3,371,079
Other Accounts	1	$93,662	0	$—

Kyde Sharp
Registered Investment Companies	2	$410,363	2	$410,363
Other Pooled Investment Vehicles	5	$1,210,780	5	$1,210,780
Other Accounts		$—		$—

Kenneth A. Brown
Registered Investment Companies	3	$682,048	3	$682,048
Other Pooled Investment Vehicles	14	$3,371,079	14	$3,371,079
Other Accounts	1	$93,662	0	$—

Glen Ostrander
Registered Investment Companies	3	$682,048	3	$682,048
Other Pooled Investment Vehicles	14	$3,371,079	14	$3,371,079
Other Accounts	1	$93,662	0	$—

*	With respect to the CIM Sub-Adviser: (i) figures indicate assets owned and operated as of June 30, 2025, which represents the aggregate assets owned and operated by CIM on behalf of partners (including where CIM contributes alongside for its own account) and co-investors, whether or not CIM has discretion, in each case without duplication; (ii) figures exclude arrangements in which management responsibility is shared with an unaffiliated third party and (iii) September 30, 2025 numbers are not available as of the date hereof.

Portfolio Manager Potential Conflicts of Interest

The Adviser, the Sub-Advisers and their respective affiliates will be subject to certain conflicts of interest with the portfolio managers. These conflicts will arise primarily from the involvement of the Adviser, the Sub-Advisers, and other funds, vehicles and separate accounts managed by the Adviser, the Sub-Advisers and/or their respective affiliates (for third-party investors or otherwise) (collectively, the “CIM/OFS Vehicles”) in other activities that may conflict with the Fund’s activities. Shareholders should be aware that individual conflicts will not necessarily be resolved in favor of the Fund’s interest.

Broad and Wide-Ranging Activities

The CIM/OFS Vehicles, the Adviser and the Sub-Advisers engage in a broad spectrum of activities. In the ordinary course of business, the CIM/OFS Vehicles, the Adviser and/or the Sub-Advisers may engage in activities where the interests of any of them may conflict with the Fund’s and its shareholders’ interests. Other present and future activities of any of them may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser and the Sub-Advisers will attempt to resolve such conflicts in a fair and equitable manner, subject to applicable law.

Policies and Procedures

Specified policies and procedures implemented by the Adviser and the Sub-Advisers to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across the CIM/OFS Vehicles’, the Adviser’s and/or the Sub-Advisers’ various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because each of the Adviser and the Sub-Advisers has various asset management, advisory and other businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. Finally, the Adviser or the Sub-Advisers may enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

 Allocation of Personnel

The Adviser and the Sub-Advisers and their respective officers, managers, members and employees will devote as much of their time to the Fund’s activities as the Adviser and Sub-Advisers deem necessary and appropriate. Subject to the terms of the applicable offering and/or governing documents, affiliates of the Adviser and the Sub-Advisers expect to form additional investment funds, enter into other investment advisory relationships and engage in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser or the Sub-Advisers. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser and the Sub-Advisers and their respective officers, managers, members and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund’s business and the management of the assets of other clients of the Adviser and the Sub-Advisers.

Allocation of Investment Opportunities

The Adviser and each Sub-Adviser has adopted allocation procedures that are intended to treat each fund they advise in a manner that, over a period of time, is fair and equitable. The Adviser, the Sub-Advisers or their respective affiliates currently provide investment advisory and administration services and may provide in the future similar services to other entities (collectively, “Advised Funds”). Certain existing Advised Funds have, and future Advised Funds may have, investment objectives similar to those of the Fund, and such Advised Funds will invest in asset classes similar to those targeted by the Fund. Certain other existing Advised Funds do not, and future Advised Funds may not, have similar investment objectives, but such funds may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser and each Sub-Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and other clients and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, including regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a borrower/loan/security; and (ix) prior positions in a borrower/loan/security. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the Adviser or the Sub-Advisers.

In the event investment opportunities are allocated among the Fund and the other Advised Funds, the Fund may not be able to structure its investment portfolio in the manner desired. Furthermore, the Fund and the other Advised Funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Advised Funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is likely that the other Advised Funds may make investments in the same or similar securities at different times and on different terms than the Fund. The Fund and the other Advised Funds may make investments at different levels of a borrower’s capital structure or otherwise in different classes of a borrower’s securities, to the extent permitted by applicable law. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Advised Funds. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Advised Funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Advised Funds.

Applicable law, including the Investment Company Act of 1940, as amended (the “1940 Act”), may at times prevent the Fund from being able to participate in investments that it otherwise would participate in, and may require the Fund to dispose of investments at a time when it otherwise would not dispose of such investment or hold an investment when it would otherwise dispose of it, in each case, in order to comply with applicable law.

The Adviser, the Sub-Advisers, their affiliates and their clients may pursue or enforce rights with respect to a borrower in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and the Sub-Advisers and their affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Adviser and the Sub-Advisers may have a conflict of interest in deciding whether to cause the Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the management and incentive fee payable by the Fund and, accordingly, the fees received by the Adviser and the Sub-Advisers. Certain other Advised Funds pay the Adviser, the Sub-Advisers or their affiliates greater performance-based compensation, which could create an incentive for the Adviser, the Sub-Advisers or an affiliate to favor such investment fund or account over the Fund.

Purchases and Sales by the Fund and Other Clients

Conflicts may arise when the Fund makes an investment in conjunction with an investment being made by the Advised Funds or other clients of the Adviser, Sub-Advisers or their affiliates, or in a transaction where another client or client of such affiliates has already made an investment. Investment opportunities are, from time to time, appropriate for more than one client of the Adviser, Sub-Advisers or their affiliates in the same, different or overlapping securities of a portfolio company’s capital structure. Conflicts arise in determining the terms of investments, particularly where these clients may invest in different types of securities in a single portfolio company. Questions arise as to whether payment obligations and covenants should be enforced, modified or waived, or whether debt should be restructured, modified or refinanced.

The Fund may invest in debt and other securities of companies in which other clients hold those same securities or different securities, including equity securities. In the event that such investments are made by the Fund, the Fund’s interests will at times conflict with the interests of such other clients or clients of the Adviser’s or the Sub-Advisers’ affiliates, particularly in circumstances where the underlying company is facing financial distress. Decisions about what action should be taken, particularly in troubled situations, raises conflicts of interest, including, among other things, whether or not to enforce claims, whether or not to advocate or initiate a restructuring or liquidation inside or outside of bankruptcy, and the terms of any work-out or restructuring. The involvement of multiple clients at both the equity and debt levels could inhibit strategic information exchanges among fellow creditors, including among the Fund, the Advised Funds and other clients of the Adviser, Sub-Advisers or their affiliates. In certain circumstances, the Fund, the Advised Funds or other clients of the Adviser, Sub-Advisers or their affiliates may be prohibited from exercising voting or other rights and may be subject to claims by other creditors with respect to the subordination of their interest.

For example, in the event that one client has a controlling or significantly influential position in a portfolio company, that client may have the ability to elect some or all of the board of directors of such a portfolio company, thereby controlling the policies and operations, including the appointment of management, future issuances of securities, payment of dividends, incurrence of debt and entering into extraordinary transactions. In addition, a controlling client is likely to have the ability to determine, or influence, the outcome of operational matters and to cause, or prevent, a change in control of such a portfolio company. Such management and operational decisions may, at times, be in direct conflict with the Fund, the Advised Funds or other clients that have invested in the same portfolio company that do not have the same level of control or influence over the portfolio company.

If additional capital is necessary as a result of financial or other difficulties, or to finance growth or other opportunities, the Fund, the Advised Funds or other clients of the Adviser, Sub-Advisers or their affiliates may or may not provide such additional capital, and if provided each client will supply such additional capital in such amounts, if any, as determined by the Adviser, Sub-Advisers and/or their affiliates. Investments by more than one client of the Adviser, Sub-Advisers or their affiliates in a portfolio company also raises the risk of using assets of a client of the Adviser, Sub-Advisers or their affiliates to support positions taken by other clients of the Adviser, Sub-Advisers or their affiliates, or that a client may remain passive in a situation in which it is entitled to vote. In addition, there may be differences in timing of entry into, or exit from, a portfolio company for reasons such as differences in strategy, existing portfolio or liquidity needs, different client mandates or fund differences, or different securities being held. These variations in timing may be detrimental to the Fund.

The application of the Fund’s investment mandate as compared to investment mandates of other clients of the Adviser, the Sub-Advisers or their affiliates and the policies and procedures of the Adviser, Sub-Advisers and their affiliates are expected to vary based on the particular facts and circumstances surrounding each investment by two or more clients, in particular when those clients are in different classes of an issuer’s capital structure (as well as across multiple issuers or borrowers within the same overall capital structure) and, as such, there may be a degree of variation and potential inconsistencies, in the manner in which potential or actual conflicts are addressed.

Material Non-Public Information

The Adviser, the Sub-Advisers or certain of their respective affiliates may come into possession of material non-public information with respect to a borrower or an issuer (or an affiliate). Should this occur, the Adviser or the Sub-Advisers would be restricted from buying or selling securities, derivatives or loans of the borrower or the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material to preclude the Fund from participating in an investment. Due to these restrictions, the Adviser or the Sub-Advisers may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

To the extent permitted by the 1940 Act and the rules and regulations and other guidelines of the SEC, the Fund may invest in private and public vehicles sponsored by affiliates of the Adviser and Sub-Advisers. To the extent that the Adviser or Sub-Advisers, as the case may be, were to come into possession of material non-public information relevant to an investment decision in connection with a potential investment or sale of securities of a private or public vehicle sponsored by an affiliate of the Adviser or the Sub-Advisers, the Fund may be precluded from making such investment or sale.

 Possible Future Activities

Affiliates of the Adviser and the Sub-Advisers may expand the range of services that they provide over time and will not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. Each of the Adviser and the Sub-Advisers has, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

(a)(3) The Adviser and each Sub-Adviser’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.

CIM’s compensation program creates alignment by structuring incentive packages that are tied to asset level and portfolio level performance, as well as individual contribution to CIM culture.

●	Principals: base salary, profit participation and participation in the General Partner’s carried interest of CIM funds.

●	Associate Vice President and above within Investments: base salary plus bonus, determined by the overall performance of the assets and Funds that the employee is assigned, as well as their contribution to CIM culture, plus participation in the General Partner’s carried interest of CIM funds across all platforms.

●	Managing Directors in non-investments departments: base salary plus bonus, plus potential participation in the General Partner’s carried interest of CIM funds across all platforms.

●	Other CIM professionals: base salary plus bonus. The annual bonus is based on the performance of the individual’s job responsibilities and contribution to CIM’s culture.

The OFS Sub-Adviser compensates its investment professionals through a base salary and a discretionary annual bonus based on a number of factors, including job performance, profitability of OFS Sub-Adviser and market conditions. Professional compensation at the OFS Sub-Adviser is structured so that key professionals benefit from strong investment performance generated on the accounts that the OFS Sub-Adviser manages and from their longevity with the OFS Sub-Adviser. In addition, certain of OFS Sub-Adviser’s Portfolio Managers have ownership and financial interests in, and may receive compensation and/or profit distributions from Holdings and/or its subsidiaries. These individuals receive compensation from OFS Sub-Adviser that includes an annual base salary, an annual discretionary bonus and a portion of the distributions made by OFS Sub-Adviser, a portion of which may relate to incentive fees or carried interest earned by OFS Sub-Adviser in connection with its services.

(a)(4) The following table shows the dollar range of equity securities in the Fund beneficially owned by each of the Fund’s portfolio managers as of September 30, 2025.

Securities Ownership of Portfolio Managers
Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)(2)(3)
Richard Ressler(4)	Over $1,000,000
Avraham Shemesh(4)	Over $1,000,000
Shaul Kuba(4)	Over $1,000,000
Bilal Rashid	$ —
Kyde Sharp	$ —
Kenneth A. Brown	$ —
Glen Ostrander	$ —

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or over $1,000,000.

(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(3)	The dollar range of equity beneficially owned is based on the current NAV per Class I Common Share as of September 30, 2025.

(4)	These shares are owned directly by CIM Capital IC Management, LLC and CIM RACR, LLC, each of which is owned by CIM Group, LLC. Each of Richard Ressler, Avraham Shemesh and Shaul Kuba may be deemed to beneficially own all of these shares because of their positions with CIM Group, LLC. Each of them disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership of all of the reported shares for purposes of Section 16 of the Exchange Act or for any other purpose.

(b) Not applicable.

Item 10. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a)	Not applicable.

(b)	Not applicable.

Item 11. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Registrant’s shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this annual report included in Item 1 of this Form N-CSR.

Item 12. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 13. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)       Not applicable.

(b)       Not applicable.

Item 14. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable.

(b)       Not applicable.

Item 15. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibits 99.302(i) CERT.

(b)       Certifications as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CIM REAL ASSETS & CREDIT FUND

By:	/s/ David Thompson
David Thompson
Chief Executive Officer and Trustee (Principal Executive Officer)

Date: December 8, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David Thompson
David Thompson
Chief Executive Officer and Trustee (Principal Executive Officer)

Date: December 8, 2025

By:	/s/ Nathan D. DeBacker
Nathan D. DeBacker
Chief Financial Officer and Treasurer (Principal Financial Officer)

Date: December 8, 2025